EXECUTION VERSION 150769931_9 $1,300,000,000 AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 14, 2021 among JOHN BEAN TECHNOLOGIES CORPORATION and JOHN BEAN TECHNOLOGIES EUROPE B.V., as Borrowers, the Lenders Party Hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A., as Co-Syndication Agents and BMO HARRIS BANK N.A., CITIBANK, N.A., COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, MUFG BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, TRUIST BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents _____________________________________________________ WELLS FARGO SECURITIES, LLC, BofA SECURITIES, INC. and JPMORGAN CHASE BANK, N.A., as Joint Bookrunners and Joint Lead Arrangers Exhibit 10.1 TABLE OF CONTENTS Page -i- 150769931_9 ARTICLE I Definitions SECTION 1.01 Defined Terms ............................................................................................................. 1 SECTION 1.02 Classification of Loans and Borrowings ................................................................... 43 SECTION 1.03 Terms Generally; Rates ............................................................................................. 43 SECTION 1.04 Accounting Terms; GAAP ........................................................................................ 45 SECTION 1.05 UCC Terms; Rounding .............................................................................................. 45 SECTION 1.06 Limited Condition Acquisitions ................................................................................ 46 SECTION 1.07 Divisions. ................................................................................................................... 47 ARTICLE II The Credits SECTION 2.01 Commitments ............................................................................................................ 47 SECTION 2.02 Loans and Borrowings............................................................................................... 47 SECTION 2.03 Requests for Revolving Borrowings ......................................................................... 48 SECTION 2.04 Determination of Dollar Amounts ............................................................................. 49 SECTION 2.05 Swingline Loans ........................................................................................................ 50 SECTION 2.06 Letters of Credit ........................................................................................................ 51 SECTION 2.07 Funding of Borrowings ............................................................................................. 56 SECTION 2.08 Interest Elections ....................................................................................................... 57 SECTION 2.09 Termination and Reduction of Commitments ........................................................... 59 SECTION 2.10 Repayment of Loans; Evidence of Debt .................................................................... 59 SECTION 2.11 Prepayment of Loans ................................................................................................. 60 SECTION 2.12 Fees............................................................................................................................ 61 SECTION 2.13 Interest ....................................................................................................................... 62 SECTION 2.14 Alternate Rate of Interest .......................................................................................... 63 SECTION 2.15 Increased Costs .......................................................................................................... 68 SECTION 2.16 Break Funding Payments........................................................................................... 70 SECTION 2.17 Taxes ......................................................................................................................... 70 SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Set-offs ................................. 74 SECTION 2.19 Mitigation Obligations; Replacement of Lenders ..................................................... 75 SECTION 2.20 Expansion Option ...................................................................................................... 76 SECTION 2.21 Market Disruption ..................................................................................................... 78 SECTION 2.22 Judgment Currency.................................................................................................... 78 SECTION 2.23 Senior Debt ................................................................................................................ 79 SECTION 2.24 Defaulting Lenders .................................................................................................... 79 SECTION 2.25 Illegality .................................................................................................................... 80 SECTION 2.26 Change of Currency................................................................................................... 81 SECTION 2.27 Additional Agreed Currencies ................................................................................... 81 TABLE OF CONTENTS (continued) Page -ii- 150769931_9 ARTICLE III Representations and Warranties SECTION 3.01 Organization; Powers; Subsidiaries ........................................................................... 82 SECTION 3.02 Authorization; Enforceability .................................................................................... 83 SECTION 3.03 Governmental Approvals; No Conflicts .................................................................... 83 SECTION 3.04 Financial Condition; No Material Adverse Change .................................................. 83 SECTION 3.05 Properties ................................................................................................................... 84 SECTION 3.06 Litigation and Environmental Matters....................................................................... 84 SECTION 3.07 Compliance with Laws and Agreements ................................................................... 84 SECTION 3.08 Investment Company Status ...................................................................................... 84 SECTION 3.09 Taxes ......................................................................................................................... 84 SECTION 3.10 ERISA ....................................................................................................................... 84 SECTION 3.11 Disclosure .................................................................................................................. 85 SECTION 3.12 Federal Reserve Regulations ..................................................................................... 85 SECTION 3.13 [Reserved] ................................................................................................................. 85 SECTION 3.14 No Default ................................................................................................................. 85 SECTION 3.15 [Reserved] ................................................................................................................. 85 SECTION 3.16 Solvency .................................................................................................................... 85 SECTION 3.17 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions ..................... 85 SECTION 3.18 Embargoed Persons ................................................................................................... 85 SECTION 3.19 Collateral Documents ................................................................................................ 86 ARTICLE IV Conditions SECTION 4.01 Effective Date ............................................................................................................ 86 SECTION 4.02 Each Credit Event ...................................................................................................... 88 ARTICLE V Affirmative Covenants SECTION 5.01 Financial Statements and Other Information ............................................................. 89 SECTION 5.02 Notices of Material Events ........................................................................................ 90 SECTION 5.03 Existence; Conduct of Business ................................................................................ 90 SECTION 5.04 Payment of Obligations ............................................................................................. 90 SECTION 5.05 Maintenance of Properties; Insurance ....................................................................... 91 SECTION 5.06 Books and Records; Inspection Rights ...................................................................... 91 SECTION 5.07 Compliance with Laws and Material Contractual Obligations ................................. 91 SECTION 5.08 Use of Proceeds ......................................................................................................... 91 SECTION 5.09 Additional Subsidiaries ............................................................................................. 91 TABLE OF CONTENTS (continued) Page -iii- 150769931_9 SECTION 5.10 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation; Anti-Money Laundering Laws and Sanctions ........................................................... 93 SECTION 5.11 Further Assurances .................................................................................................... 93 SECTION 5.12 Post-Closing Matters ................................................................................................. 93 ARTICLE VI Negative Covenants SECTION 6.01 Indebtedness .............................................................................................................. 94 SECTION 6.02 Liens .......................................................................................................................... 99 SECTION 6.03 Fundamental Changes and Asset Sales ................................................................... 100 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions ................................ 101 SECTION 6.05 Swap Agreements .................................................................................................... 103 SECTION 6.06 Transactions with Affiliates .................................................................................... 104 SECTION 6.07 Restricted Payments ................................................................................................ 104 SECTION 6.08 Restrictive Agreements ........................................................................................... 105 SECTION 6.09 Subordinated Indebtedness and Amendments to Subordinated Indebtedness Documents ............................................................................................................... 106 SECTION 6.10 Sale and Leaseback Transactions ............................................................................ 107 SECTION 6.11 Financial Covenants ................................................................................................ 107 ARTICLE VII SECTION 7.01 Events of Default ..................................................................................................... 107 SECTION 7.02 Rights and Remedies Cumulative; Non-Waiver; etc ............................................... 109 SECTION 7.03 Crediting of Payments and Proceeds ....................................................................... 109 SECTION 7.04 Administrative Agent May File Proofs of Claim .................................................... 110 SECTION 7.05 Credit Bidding ......................................................................................................... 111 ARTICLE VIII The Administrative Agent SECTION 8.01 Appointment and Authority ..................................................................................... 111 SECTION 8.02 Rights as a Lender ................................................................................................... 112 SECTION 8.03 Exculpatory Provisions............................................................................................ 112 SECTION 8.04 Reliance by the Administrative Agent .................................................................... 113 SECTION 8.05 Delegation of Duties ................................................................................................ 114 SECTION 8.06 Resignation of Administrative Agent ...................................................................... 114 SECTION 8.07 Non-Reliance on Administrative Agent and Other Lenders ................................... 115 SECTION 8.08 No Other Duties, Etc ............................................................................................... 116 SECTION 8.09 Collateral and Guaranty Matters ............................................................................. 116

TABLE OF CONTENTS (continued) Page -iv- 150769931_9 SECTION 8.10 Secured Swap Agreements, Secured Banking Services Agreements and Secured Bilateral Letter of Credit Facilities ............................................................ 117 SECTION 8.11 Parallel Debt ............................................................................................................ 118 SECTION 8.12 Erroneous Payments ................................................................................................ 118 ARTICLE IX Miscellaneous SECTION 9.01 Notices ..................................................................................................................... 120 SECTION 9.02 Waivers; Amendments ............................................................................................ 121 SECTION 9.03 Expenses; Indemnity; Damage Waiver ................................................................... 123 SECTION 9.04 Successors and Assigns ........................................................................................... 124 SECTION 9.05 Survival ................................................................................................................... 128 SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution ............................. 128 SECTION 9.07 Severability .............................................................................................................. 129 SECTION 9.08 Right of Setoff ......................................................................................................... 129 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process ................................. 130 SECTION 9.10 WAIVER OF JURY TRIAL ................................................................................... 131 SECTION 9.11 Headings .................................................................................................................. 131 SECTION 9.12 Confidentiality ......................................................................................................... 131 SECTION 9.13 USA PATRIOT Act; Anti-Money Laundering Laws ............................................. 131 SECTION 9.14 Releases of Subsidiary Guarantors .......................................................................... 132 SECTION 9.15 Interest Rate Limitation ........................................................................................... 132 SECTION 9.16 No Advisory or Fiduciary Responsibility ............................................................... 132 SECTION 9.17 Attorney Representation .......................................................................................... 133 SECTION 9.18 Acknowledgment and Consent to Bail-In of Affected Financial Institutions ......... 133 SECTION 9.19 Certain ERISA Matters ........................................................................................... 133 SECTION 9.20 Acknowledgement Regarding Any Supported QFCs .............................................. 134 SECTION 9.21 Amendment and Restatement; No Novation ........................................................... 135 ARTICLE X Company Guarantee -v- 150769931_9 SCHEDULES: Schedule 1.01(a) – Letter of Credit Commitments Schedule 1.01(b) – Secured Bilateral Letter of Credit Facilities Schedule 2.01 – Commitments Schedule 2.06 – Existing Letters of Credit Schedule 3.01 – Subsidiaries Schedule 5.12 – Post-Closing Matters Schedule 6.01 – Existing Indebtedness Schedule 6.02 – Existing Liens Schedule 6.04 – Existing Intercompany Investments, Loans and Advances EXHIBITS: Form of: Exhibit A – Assignment and Assumption Exhibit B – Compliance Certificate Exhibit C-1 – Borrowing Request Exhibit C-2 – Interest Election Request Exhibit D-1 – U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships) Exhibit D-2 – U.S. Tax Certificate (Foreign Participants That Are Not Partnerships) Exhibit D-3 – U.S. Tax Certificate (Foreign Participants That Are Partnerships) Exhibit D-4 – U.S. Tax Certificate (Foreign Lenders That Are Partnerships) 1 150769931_9 This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of December 14, 2021 is among JOHN BEAN TECHNOLOGIES CORPORATION, JOHN BEAN TECHNOLOGIES EUROPE B.V., the LENDERS from time to time party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. The Borrowers, certain financial institutions party thereto and Wells Fargo Bank, National Association, as administrative agent, are parties to that certain Credit Agreement dated as of June 19, 2018 (as amended, modified, restated or supplemented prior to the date hereof, the “Existing Credit Agreement”). The Borrowers have requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed, to amend and restate the Existing Credit Agreement and extend a revolving credit facility to the Borrowers pursuant to the terms hereof. In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “2026 Convertible Notes” means those certain 0.25% Convertible Senior Notes due 2026, issued by the Company under that certain Indenture, dated as of May 28, 2021, between the Company and Wilmington Trust, National Association, as trustee. “ABR”, when used in reference to any Loan or Borrowing, refers to a Loan, or the Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Alternate Base Rate. “Adjusted Daily Simple RFR” means, for any RFR Rate Day, a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to: (a) Dollars, on and after the USD LIBOR Transition Date, the greater of (i) the sum of (A) SOFR for the day (such day, a “Dollar RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. (New York time) on the second (2nd) RFR Business Day immediately following any Dollar RFR Determination Day, SOFR in respect of such Dollar RFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to SOFR has not occurred, then SOFR for such Dollar RFR Determination Day will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (B) the SOFR Adjustment and (ii) the Floor; and (b) Sterling, the greater of (i) the sum of (A) SONIA for the day (such day, a “Sterling RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the 2 150769931_9 SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m. (London time) on the second (2nd) RFR Business Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to SONIA has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (B) the SONIA Adjustment and (ii) the Floor; Any change in Adjusted Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrowers. “Adjusted Eurocurrency Rate” means, as to any Loan denominated in any applicable currency not bearing interest based on an RFR (which, as of the date hereof, shall mean each of the Agreed Currencies other than those Currencies identified in clauses (c) and (f) of the definition of “Agreed Currencies”) for any Interest Period, an interest rate per annum determined by the Administrative Agent pursuant to the following formula: (a) the Eurocurrency Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Wells Fargo (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Aggregate Commitment” means the aggregate of the Commitments of all of the Lenders, as reduced or increased from time to time pursuant to the terms and conditions hereof. As of the Effective Date, the Aggregate Commitment is $1,300,000,000. “Agreed Currencies” means (a) Dollars, (b) Euro, (c) Pounds Sterling, (d) Swedish Krona, (e) Canadian Dollars, and (f) any other currency (other than Dollars) that is approved in accordance with Section 2.27 which is (i) a lawful currency that is readily available and freely transferable and convertible into Dollars, and (ii) available in the London or other applicable offshore interbank deposit market. “Agreement” has the meaning assigned to such term in the recitals hereof. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%

3 150769931_9 and (c) (i) prior to the USD LIBOR Transition Date, the Adjusted Eurocurrency Rate for Dollars for a one- month tenor in effect on such day plus 1.00% and (ii) on and after the USD LIBOR Transition Date, the sum of (A) either (1) Adjusted Term SOFR (if a Benchmark Replacement is determined in accordance with clause (b)(1) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date) for a one-month tenor in effect on such day or (2) Adjusted Daily Simple RFR for Dollars (if a Benchmark Replacement is determined in accordance with clause (b)(2) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date) in effect on such day plus (B) 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate, the Adjusted Eurocurrency Rate for Dollars, Adjusted Term SOFR or Adjusted Daily Simple RFR for Dollars shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurocurrency Rate, respectively (provided that clause (c) shall not be applicable during any period in which the Adjusted Eurocurrency Rate, Adjusted Term SOFR or Adjusted Daily Simple RFR, as applicable, is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Alternate Base Rate be less than 0%. “Announcements” has the meaning assigned thereto in Section 1.03(c). “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act 2010, as amended, and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Loan Party or its Subsidiaries related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Percentage” means, with respect to any Lender, the percentage of the Aggregate Commitment represented by such Lender’s Commitment; provided that, in the case of Section 2.24 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Commitment (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means, for any day, with respect to any Eurocurrency Loan, any RFR Loan, any ABR Loan or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Loan and RFR Loan Spread”, “ABR Spread” or “Facility Fee Rate”, as the case may be, based upon the Total Net Leverage Ratio applicable on such date: Category: Total Net Leverage Ratio: Eurocurrency Loan and RFR Loan Spread ABR Spread Facility Fee Rate 1 ≤ 1.50 to 1.00 1.075% 0.075% 0.150% 2 > 1.50 to 1.00 but ≤ 2.00 to 1.00 1.175% 0.175% 0.175% 4 150769931_9 3 > 2.00 to 1.00 but ≤ 2.50 to 1.00 1.275% 0.275% 0.200% 4 > 2.50 to 1.00 but ≤ 3.00 to 1.00 1.400% 0.400% 0.225% 5 > 3.00 to 1.00 but ≤ 3.50 to 1.00 1.700% 0.700% 0.250% 6 > 3.50 to 1.00 1.950% 0.950% 0.300% For purposes of the foregoing, (i) if at any time the Company fails to deliver the Financials on or before the date the Financials are due pursuant to Section 5.01, Category 6 shall be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date on which the Financials are actually delivered, after which the Category shall be determined in accordance with the table above as applicable; (ii) adjustments, if any, to the Category then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); and (iii) notwithstanding the foregoing, Category 3 shall be deemed to be applicable from the Effective Date until the Administrative Agent’s receipt of the applicable Financials for the Company’s first fiscal quarter ending after the Effective Date (unless such Financials demonstrate that a higher Category should have been applicable during such period, in which case such other Category shall be deemed to be applicable during such period) and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs. “Approved Fund” has the meaning assigned to such term in Section 9.04. “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent. “Augmenting Lender” has the meaning assigned to such term in Section 2.20. “AutoBorrow Agreement” means any agreement providing for automatic borrowing services between the Company and the Swingline Lender. “Available Tenor” means, as of any date of determination and with respect to any then- current Benchmark for any Agreed Currency, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(b)(iv). 5 150769931_9 “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banking Services Agreement” means any agreement in connection with any of the following bank services: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services). “Banking Services Provider” means any Person that, (a) at the time it enters into a Banking Services Agreement with the Company or any Subsidiary, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Effective Date), is a party to a Banking Services Agreement with the Company or any Subsidiary, in each case in its capacity as a party to such Banking Services Agreement. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, USD LIBOR; provided that if (i) the USD LIBOR Transition Date has occurred or (ii) a Benchmark Transition Event, or a Term RFR Transition Event, as applicable, has occurred with respect to the then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b)(i), (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Pounds Sterling, the Adjusted Daily Simple RFR applicable for such currency; provided that if a Benchmark Transition Event or a Term RFR Transition Event, as applicable, has occurred with respect to such Adjusted Daily Simple RFR or the 6 150769931_9 then-current Benchmark for such currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b)(i), and (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, Canadian Dollars or Swedish Krona, EURIBOR, CDOR or STIBOR, respectively; provided that if a Benchmark Transition Event or a Term RFR Transition Event, as applicable, has occurred with respect to EURIBOR, CDOR or STIBOR, as applicable, or the then-current Benchmark for such currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b)(i). “Benchmark Replacement” means, (a) with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable currency at such time and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; (b) with respect to the USD LIBOR Transition Date, for any Available Tenor of the Adjusted Eurocurrency Rate for Dollars, the first alternative set forth in the order below that can be determined by the Administrative Agent for the USD LIBOR Transition Date: (1) Adjusted Term SOFR; provided, that, if the Borrowers have provided a notification to the Administrative Agent in writing on or prior to the USD LIBOR Transition Date that the Borrowers have a hedge agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (b)(1) for the USD LIBOR Transition Date; (2) Adjusted Daily Simple RFR for Dollars; or (3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers as the replacement for the Adjusted Eurocurrency Rate for Dollars giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the Adjusted Eurocurrency Rate for Dollars for syndicated credit facilities denominated in Dollars at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; or (c) with respect to any Term RFR Transition Event for any Agreed Currency, the Term RFR for such Agreed Currency;

7 150769931_9 provided that, in the case of clause (b)(1), if the Administrative Agent decides that Adjusted Term SOFR is not administratively feasible for the Administrative Agent, then Adjusted Term SOFR will be deemed unable to be determined for purposes of this definition. “Benchmark Replacement Adjustment” means, for purposes of clauses (a) and (b)(3) of the definition of “Benchmark Replacement”, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any Agreed Currency: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or (c) in the case of a Term RFR Transition Event for such Agreed Currency, the Term RFR Transition Date applicable thereto. For the avoidance of doubt, (A) if the Reference Time for the applicable Benchmark refers to a specific time of day and the event giving rise to the Benchmark Replacement Date for any Benchmark occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such Benchmark and for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark for any Agreed Currency (other than Adjusted Eurocurrency Rate for Dollars), the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, 8 150769931_9 there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the Federal Reserve Bank of New York, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark for any Agreed Currency, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to (a) the Adjusted Eurocurrency Rate for Dollars, the period (if any) (i) beginning at the time that the USD LIBOR Transition Date has occurred pursuant to clause (a) of that definition if, at such time, no Benchmark Replacement has replaced the Adjusted Eurocurrency Rate for Dollars for all purposes hereunder and under any Loan Document in accordance with Section 2.14(b)(i) and (ii) ending at the time that a Benchmark Replacement has replaced the Adjusted Eurocurrency Rate for Dollars for all purposes hereunder and under any Loan Document in accordance with Section 2.14(b)(i) and (b) any then-current Benchmark for any Agreed Currency other than the Adjusted Eurocurrency Rate for Dollars, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(b)(i) and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(b)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any 9 150769931_9 Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bilateral L/C Issuer” means any Lender or Affiliate of a Lender that issues letters of credit or provides bank guarantees under a Secured Bilateral Letter of Credit Facility. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” means the Company and/or the Dutch Borrower, as the context may require. “Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, (b) Incremental Term Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect or (c) a Swingline Loan. “Borrowing Request” means a request by any Borrower for a Revolving Borrowing in accordance with Section 2.03 in the form attached hereto as Exhibit C-1. “Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.08 (without giving effect to any exceptions described in clauses (i) through (iv) of such Section 6.08). “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. “Canadian Dollar” means the lawful currency of Canada. “Capital Lease Obligations” of any Person means, subject to Section 1.04, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Captive Finance Subsidiary” means a wholly-owned Subsidiary of the Company that (a) functions primarily to provide financing to customers purchasing products or equipment from the Company and its Subsidiaries and activities reasonably related thereto (including without limitation the financing of ancillary equipment not manufactured by the Company that is purchased by the customer in conjunction with the Company’s equipment), (b) has no Indebtedness other than Indebtedness that is non-recourse to the Company or any of its Subsidiaries (other than the Captive Finance Subsidiary and its subsidiaries) or any of their respective assets and (c) does not Guarantee any Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness of Captive Finance Subsidiaries and their subsidiaries). “Cash Equivalents” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; 10 150769931_9 (b) commercial paper maturing within one (1) year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) certificates of deposit, banker’s acceptances and time deposits maturing within one (1) year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic or foreign commercial bank which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $1,000,000,000; (f) Canadian Dollars, Dollars, Euro, Pounds Sterling, Swedish Krona or such other currencies that are readily convertible into Dollars and held by it from time to time in the ordinary course of business and not for speculative purposes; (g) securities with average maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth, province or territory of Canada or the United States, by any political subdivision or taxing authority of any such state, commonwealth, province or territory having an investment grade rating from S&P or Moody’s (or the equivalent thereof); (h) investments with average maturities of one year or less from the date of acquisition in mutual funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; (i) investments, classified in accordance with GAAP as current assets of the Borrowers or any Subsidiary, in money market investment programs that are registered under the Investment Company Act of 1940 or that are administered by financial institutions having capital of at least a Dollar equivalent amount of $500,000,000, and, in either case, the portfolios of which are limited such that at least 95% of such investments are of the character, quality and maturity described in clauses (a) through (h) of this definition; (j) overnight investments with the Administrative Agent, any Lender or any other commercial bank organized under the laws of the United States or Canada or any state or province thereof or the District of Columbia, or the United Kingdom, in each case having combined capital and surplus of not less than $500,000,000 (or the foreign currency equivalent thereof); (k) other readily marketable instruments issued or sold by the Administrative Agent, any Lender or any other commercial bank organized under the laws of the United States or Canada or any state or province thereof or the District of Columbia, or the United Kingdom, in each case having combined capital and surplus of not less than $500,000,000 (or the foreign currency equivalent thereof); and (l) other investments made in accordance with the Company’s investment policy previously delivered to the Administrative Agent and as in effect on or before June 19, 2018, and as amended, modified or supplemented by the Company from time to time with the consent of the Administrative Agent.

11 150769931_9 In the case of investments by any Foreign Subsidiary or investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (a) through (h) and (j) through (l) above of foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments of similar quality and liquidity utilized in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (a) through (h) and (j) through (l), and in this paragraph. “CDOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “CDOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated or approved by the board of directors of the Company nor (ii) appointed or approved by directors so nominated or approved; (c) the acquisition of direct or indirect Control of the Company by any Person or group; (d) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing); or (e) the Company ceases to own, directly or indirectly, and Control 100% (other than directors’ qualifying shares) of the ordinary voting and economic power of the Dutch Borrower. “Change in Law” means the occurrence, after the date of this Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Incremental Term Loans or Swingline Loans. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Co-Documentation Agent” means each of BMO Harris Bank N.A., Citibank, N.A., Coöperatieve Rabobank U.A., New York Branch, MUFG Bank, Ltd., PNC Bank, National Association, Truist Bank and U.S. Bank National Association, each in its capacity as co-documentation agent for the credit facility evidenced by this Agreement. 12 150769931_9 “Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Collateral Documents. “Collateral Documents” means the collective reference to the US Collateral Agreement, the Foreign Pledge Agreement, the Dutch Collateral Documents, and each other agreement or writing pursuant to which any Loan Party pledges or grants a security interest in any right or interest in or to property of any kind (including, without limitation, Equity Interests) or assets securing any Secured Obligations or Foreign Secured Obligations, as applicable, in such forms as are reasonably requested by the Administrative Agent and its counsel, in each case as amended, restated, supplemented or otherwise modified from time to time. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or terminated from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.20 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption, Incremental Amendment or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Company” means John Bean Technologies Corporation, a Delaware corporation. “Computation Date” is defined in Section 2.04. “Conforming Changes” means, with respect to the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day,” the definition of “Eurocurrency Banking Day”, the definition of “RFR Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.16 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income and without duplication, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization (including, without limitation, amortization of capitalized fees and costs, including in respect of any Permitted Receivables Financing or Permitted Receivables Sale Transaction), (v) unusual or non-recurring non-cash expenses or 13 150769931_9 losses incurred other than in the ordinary course of business, (vi) non-cash expenses, including those related to stock based compensation, (vii) unusual or non-recurring cash, income or gain realized other than in the ordinary course of business to the extent such income had previously been deducted from Consolidated EBITDA as non-cash income or gain under clause (3) below, (viii) amounts representing non-cash adjustments arising by reason of the application of certain accounting principles including with respect to FASB Statement 142 (relating to changes in accounting for the amortization of goodwill and certain other intangibles), (ix) an amount not to exceed 15% of Consolidated EBITDA (calculated before giving effect to this clause (ix)) for such period for facilities relocation or closing costs, non-recurring restructuring costs and integration costs and fees (including cash severance costs), in each case in connection with Permitted Acquisitions, and (x) other fees, charges and expenses paid in connection with any Permitted Acquisition, permitted disposition of assets, recapitalization, permitted investment, issuance or repayment of permitted Indebtedness, issuance of Equity Interests, permitted refinancing transaction or modification or amendment of any debt instrument, including any transaction undertaken but not completed, in each case under this clause (x) incurred during such period and payable in cash, minus, to the extent included in Consolidated Net Income, (1) income tax credits and refunds (to the extent not netted from tax expense), (2) any cash payments made during such period in respect of items described in clauses (v) or (vi) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred and (3) unusual or non- recurring non-cash income or gains realized other than in the ordinary course of business, all calculated for the Company and its Subsidiaries in accordance with GAAP on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each such period, a “Reference Period”), (i) if during such Reference Period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property (including Permitted Acquisitions) that (a) constitutes (i) assets comprising all or substantially all or any significant portion of a business or operating unit of a business, or (ii) all or substantially all of the common stock or other Equity Interests of a Person, and (b) involves the payment of consideration by the Company and its Subsidiaries in excess of $20,000,000; and “Material Disposition” means any sale, transfer or disposition of property or series of related sales, transfers, or dispositions of property that yields gross proceeds to the Company or any of its Subsidiaries in excess of $20,000,000. “Consolidated Funded Indebtedness” means, at any time, the sum, without duplication, of (a) the aggregate Indebtedness of the Company and its Subsidiaries described in clauses (a), (b), (e) (excluding (i) trade accounts payable incurred in the ordinary course of business, (ii) deferred compensation accrued in the ordinary course of business, and (iii) earnouts and such earnout or contingent payments in respect of acquisitions, except to the extent that the liability on account of any such earnout or contingent payment appears in the liabilities section of the balance sheet of such Person in accordance with GAAP), (f) (including all purchase money Indebtedness), (h), (i) (to the extent any such obligations under letters of credit are drawn and unreimbursed), (j) and (l) of the definition of Indebtedness, calculated on a consolidated basis as of such time in accordance with GAAP, (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Company or any of its Subsidiaries, and (c) all Indebtedness of the types referred to in clauses (a) and (b) above of any partnership or joint venture (other than a joint venture that is itself a corporation or a limited liability company) in which such Person is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. 14 150769931_9 “Consolidated Interest Expense” means, with reference to any period, the interest expense (including without limitation interest expense under Capital Lease Obligations that is treated as interest in accordance with GAAP) of the Company and its Subsidiaries calculated on a consolidated basis for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries allocable to such period in accordance with GAAP (including, without limitation, all commissions, discounts, yield and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under interest rate Swap Agreements, Permitted Receivables Financings and Permitted Receivables Sale Transactions to the extent such net costs are allocable to such period in accordance with GAAP). “Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis (without duplication) for such period. “Consolidated Secured Indebtedness” means, at any time, the aggregate principal amount of Consolidated Funded Indebtedness that is secured by a Lien on any assets of the Company or any of its Subsidiaries. “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date. “Consolidated Total Tangible Assets” means, as of the date of any determination thereof, Consolidated Total Assets minus all goodwill and other intangible assets (other than intellectual property) of the Company and its Subsidiaries; provided that, at no time shall the value of the intellectual property included in the calculation of Consolidated Total Tangible Assets exceed ten percent (10%) of Consolidated Total Tangible Assets. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Co-Syndication Agent” means each of Bank of America, N.A. and JPMorgan Chase Bank, N.A., in its capacity as a syndication agent for the credit facility evidenced by this Agreement. “Country Risk Event” means: (i) any law, action or failure to act by any Governmental Authority in any Borrower’s or Letter of Credit beneficiary’s country which has the effect of: (a) changing the obligations under the relevant Letter of Credit, this Agreement or any of the other Loan Documents as originally agreed or otherwise creating any additional liability, cost or expense to the relevant Issuing Bank, the Lenders or the Administrative Agent, (b) changing the ownership or control by such Borrower or Letter of Credit beneficiary of its business, or (c) preventing or restricting the conversion into or transfer of the applicable Agreed Currency; (ii) force majeure; or

15 150769931_9 (iii) any similar event which, in relation to (i), (ii) and (iii), directly or indirectly, prevents or restricts the payment or transfer of any amounts owing under the relevant Letter of Credit in the applicable Agreed Currency into an account designated by the Administrative Agent or the relevant Issuing Bank and freely available to the Administrative Agent or such Issuing Bank. “CRD IV” means (a) Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms, and (b) Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms. “Credit Event” means a Borrowing, the issuance of a Letter of Credit, an LC Disbursement or any of the foregoing. “Credit Party” means the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender. “Daily Simple RFR Loan” means any Loan that bears interest at a rate based on Adjusted Daily Simple RFR other than pursuant to clause (c) of the definition of “Alternate Base Rate”. “DCC” means Dutch Civil Code. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event or a Bail-In Action. 16 150769931_9 “Dollar Amount” of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the equivalent amount thereof in Dollars if such currency is a Foreign Currency, calculated on the basis of the Exchange Rate for such currency, on or as of the most recent Computation Date provided for in Section 2.04. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America, other than a Subsidiary (a) substantially all of the assets of which consist of equity in one or more Foreign Subsidiaries that are classified as “controlled foreign corporations” within the meaning of Section 957 of the Code, so long as such Subsidiary (i) does not conduct any business or activities other than the ownership of such Equity Interests and (ii) does not incur, and is not otherwise liable for, any Indebtedness (other than intercompany indebtedness permitted pursuant to Section 6.01) or (b) that is owned by a Foreign Subsidiary. “Domestic Subsidiary Guaranty” means that certain Domestic Subsidiary Guaranty dated as of June 19, 2018 executed by each US Loan Party in favor of the Administrative Agent, including any and all supplements thereto. “Dutch Borrower” means John Bean Technologies Europe B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands having its corporate seat (statutaire zetel) in Rotterdam, the Netherlands. “Dutch Borrower Sublimit” means $800,000,000. “Dutch Collateral Documents” means (a) that certain Deed of Pledge dated as of June 19, 2018 executed by the Company in favor of the Administrative Agent creating a security interest over sixty-five percent (65%) of the voting Equity Interests and one hundred percent (100%) of the non-voting Equity Interests of the Dutch Borrower and (b) that certain Deed of Pledge dated as June 19, 2018 executed by the Dutch Borrower in favor of the Administrative Agent creating a security interest over the Equity Interests in each Subsidiary owned by the Dutch Borrower that is incorporated in the Netherlands. “Dutch Obligations” means, in each case, whether now in existence or hereafter arising: (a) the unpaid principal of and accrued and unpaid interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans made to the Dutch Borrower hereunder and (b) all other accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities owing by the Foreign Loan Parties and each of their respective Subsidiaries to the Lenders, the Issuing Banks or the Administrative Agent, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, in each case arising or incurred under this Agreement or any of the other Loan Documents. “Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. 17 150769931_9 “Early Opt-in Election” means the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrowers to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Borrowers to trigger a fallback from the Adjusted Eurocurrency Rate for Dollars and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Embargoed Person” has the meaning assigned to such term in Section 3.18. “EMU Legislation” means the legislative measures of the European Council for the introduction of changeover to or operation of a single or unified European currency. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the management, release or threatened release of any Hazardous Material. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. 18 150769931_9 “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing; provided that no Permitted Convertible Indebtedness, other debt securities that are or by their terms may be convertible or exchangeable into or for common Equity Interests (or into or for any combination cash and common Equity Interests by reference to the price of such common Equity Interests) nor any Permitted Warrant Transactions, in each case, shall constitute Equity Interests of the Company or any of its Subsidiaries prior to settlement, conversion, exchange or exercise thereof into or for securities that would otherwise constitute Equity Interests under this definition. “Equivalent Amount” of any currency with respect to any amount of Dollars at any date shall mean the equivalent in such currency of such amount of Dollars, calculated on the basis of the Exchange Rate for such other currency at 11:00 a.m., London time, on the date on or as of which such amount is to be determined. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition upon the Company or any of its ERISA Affiliates of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Erroneous Payment” has the meaning assigned thereto in Section 8.12(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 8.12(d). “Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 8.12(d). “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 8.12(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

19 150769931_9 “EURIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “EURIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Euro” or “€” means the single currency of the Participating Member States. “Eurocurrency”, when used in reference to a currency means an Agreed Currency and when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted Eurocurrency Rate. “Eurocurrency Banking Day” means, (a) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, a London Banking Day, (b) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day, (c) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Toronto, and (d) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Swedish Krona, any day (other than a Saturday or Sunday) on which banks are open for business in Stockholm; provided, that for purposes of notice requirements in Sections 2.03, 2.08, 2.11(a) and any other applicable notice requirements hereunder, in each case, such day is also a Business Day. “Eurocurrency Payment Office” of the Administrative Agent shall mean, for each Foreign Currency, the office, branch, affiliate or correspondent bank of the Administrative Agent for such currency as specified from time to time by the Administrative Agent to the Company and each Lender. “Eurocurrency Rate” means, (a) with respect to any Eurocurrency Borrowing for any Interest Period: (i) denominated in Dollars, the greater of (A) the rate of interest per annum equal to the London interbank offered rate for deposits in Dollars (“USD LIBOR”) as administered by the IBA, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “USD LIBOR Rate”), at approximately 11:00 a.m. (London time) on the applicable Rate Determination Date; and (B) the Floor; (ii) denominated in Euros, the greater of (A) the rate of interest per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “EURIBOR Rate”), at approximately 11:00 a.m. (Brussels time) on the applicable Rate Determination Date and (B) the Floor; (iii) denominated in Canadian Dollars, the greater of (A) the rate per annum equal to the rate determined by the Administrative Agent on the basis of the rate applicable to Canadian Dollar bankers’ acceptances (“CDOR”) as administered by Refinitiv Benchmarks Services (UK) Limited, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “CDOR Rate”), at approximately 10:00 a.m. (Toronto time) on the applicable Rate Determination Date and (B) the Floor; 20 150769931_9 (iv) denominated in Swedish Krona, the greater of (A) the rate per annum equal to the Stockholm Interbank Offered Rate (“STIBOR”) (or such other comparable or successor rate approved by the Administrative Agent), as published on the applicable Reuters screen page (or, in each case, on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Swedish Krona) at or about 11:00 a.m. (Stockholm, Sweden time) on the applicable Rate Determination Date, as the rate for deposits in Swedish Krona with a maturity comparable to such Interest Period (in each case, the “STIBOR Rate”) and (B) the Floor; and (v) if applicable and approved by the Administrative Agent and the Lenders pursuant to Section 2.27, denominated in any other Agreed Currency (other than any currency referenced in clauses (i) through (iv) above or Pounds Sterling, the rate per annum as designated with respect to such Agreed Currency at the time such Agreed Currency is approved by the Administrative Agent and the Lenders pursuant to Section 2.27; (b) for any rate calculation with respect to an ABR Loan on any date, the rate of interest per annum equal to USD LIBOR as administered by the IBA, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to one month, at approximately 11:00 a.m. (London time) two (2) Eurocurrency Banking Days prior to the date of such calculation. Notwithstanding the foregoing, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Event of Default” has the meaning assigned to such term in Section 7.01. “Exchange Rate” means, on any day, with respect to any Foreign Currency, the rate determined for such Foreign Currency by the Administrative Agent or the Issuing Bank (with notice to the Administrative Agent), as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such Foreign Currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the Issuing Bank may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such Foreign Currency; provided further that the Issuing Bank may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in a Foreign Currency and, in each case, such determination shall be conclusive absent manifest error. “Excluded Subsidiary” means (a) any Foreign Holding Company, (b) any Foreign Subsidiary to the extent such Foreign Subsidiary acting as a Subsidiary Guarantor of the Dutch Obligations is prohibited (whether due to an absolute prohibition or adverse legal or financial requirements) on account of legal or financial limitations imposed by the jurisdiction of organization of such Foreign Subsidiary or other relevant jurisdictions having authority over such Foreign Subsidiary, as determined by the Company in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors, (c) a captive insurance Subsidiary or other bankruptcy remote special purpose entity designated by the Company and permitted hereunder (including any Receivables Subsidiary), (d) any Subsidiary that is a not-for-profit entity so long as such Subsidiary continues to be a not-for-profit entity, (e) any Immaterial 21 150769931_9 Subsidiary, and (f) any Subsidiary to the extent (and for so longs as) a Guarantee by such Subsidiary of (i) the Secured Obligations, in the case of any Domestic Subsidiary, or (ii) the Foreign Secured Obligations, in the case of any Subsidiary of the Dutch Borrower, (A) would be prohibited by applicable law, (B) would require governmental (including regulatory) consent, approval, license or authorization (unless such consent, approval, license or authorization has been received), (C) would be prohibited by contractual obligations existing on the Effective Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof), or (D) in the reasonable judgment of the Administrative Agent and the Company, the cost or other consequences (including any adverse tax consequences) of obtaining a Guarantee shall outweigh the benefits to the Lenders therefrom. Notwithstanding the foregoing, (x) in no event shall any Subsidiary be designated as an Excluded Subsidiary if it (i) is a guarantor of any Material Indebtedness of a Loan Party, (ii) is an obligor or guarantor of (A) any Subordinated Indebtedness or Incremental Equivalent Indebtedness or (B) any Indebtedness that is secured on a junior basis to the Secured Obligations, or (iii) owns the Equity Interests of a Subsidiary that is not an Excluded Subsidiary, and (y) JBT Food & Dairy Systems B.V. shall be deemed to be an “Excluded Subsidiary” on and after the Effective Date so long as such Subsidiary has contributed less than five percent (5%) of the total revenue of the Company and its Subsidiaries and less than five percent (5%) of the Consolidated Total Tangible Assets of the Company and its Subsidiaries, in each case determined as of the end of each fiscal quarter of the Company for which financial statements have been delivered under this Agreement. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including the keepwell provisions in each applicable Subsidiary Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated) (or similar Taxes imposed in lieu of a net income Tax), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal or Dutch withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by any Borrower under Section 2.19(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA. 22 150769931_9 “Executive Order” has the meaning assigned to such term in Section 3.18. “Existing Credit Agreement” means that certain Credit Agreement, dated as of June 19, 2018, by and among the Company, John Bean Technologies B.V., as the Dutch borrower, the lenders from time to time party thereto and Wells Fargo, as administrative agent, as amended, restated, supplemented or otherwise modified prior to the Effective Date. “Existing Letters of Credit” are described in Section 2.06(m). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of the foregoing express provisions of the Code, and any laws, rules, regulations and practices implementing such intergovernmental agreements. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FCA” has the meaning assigned thereto in Section 1.03(b). “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. Notwithstanding the foregoing, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of the Company. “Financials” means the annual or quarterly financial statements, and accompanying certificates and other documents, of the Company and its Subsidiaries required to be delivered pursuant to Section 5.01(a) or 5.01(b). “First-Tier Foreign Subsidiary” has the meaning assigned to such term in the definition of “Material First-Tier Foreign Subsidiary”. “Floor” means a rate of interest equal to 0%. “Foreign Assets Control Regulations” has the meaning assigned to such term in Section 3.18. “Foreign Currencies” means Agreed Currencies other than Dollars. “Foreign Currency LC Exposure” means, at any time, the sum of (a) the Dollar Amount of the aggregate undrawn and unexpired amount of all outstanding Foreign Currency Letters of Credit at such time plus (b) the aggregate principal Dollar Amount of all LC Disbursements in respect of Foreign Currency Letters of Credit that have not yet been reimbursed at such time.

23 150769931_9 “Foreign Currency Letter of Credit” means a Letter of Credit denominated in a Foreign Currency. “Foreign Holding Company” means any Domestic Subsidiary all or substantially all of the assets of which are comprised of Equity Interests in one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code. “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender, with respect to such Borrower, that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender, with respect to such Borrower, that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Loan Parties” means, collectively, the Dutch Borrower and all Subsidiary Guarantors that are Foreign Subsidiaries. “Foreign Pledge Agreement” means the Foreign Pledge Agreement dated as of June 19, 2018 executed by the Foreign Loan Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties. “Foreign Secured Obligations” means, collectively, (a) the Dutch Obligations and (b) all existing or future payment and other obligations owing by any Foreign Loan Party under (i) any Secured Swap Agreement (other than any Excluded Swap Obligation), (ii) any Secured Banking Services Agreement, and (iii) any Secured Bilateral Letter of Credit Facility. “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary. “Foreign Subsidiary Guaranty” means that certain Foreign Subsidiary Guaranty dated as of June 19, 2018 executed by each Foreign Loan Party in favor of the Administrative Agent, including any and all supplements thereto. “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business and shall not include obligations under or with respect to surety bonds posted by or for the benefit of any Person in the ordinary course of such Person’s business. 24 150769931_9 “Hazardous Materials” means all explosive or radioactive substances and all hazardous or toxic substances or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes. “Hostile Acquisition” means (a) the acquisition of the Equity Interests of a Person through a tender offer or similar solicitation of the owners of such Equity Interests which has not been approved (prior to such acquisition) by the board of directors (or any other applicable governing body) of such Person or by similar action if such Person is not a corporation and (b) any such acquisition as to which such approval has been withdrawn. “IBA” has the meaning assigned thereto in Section 1.03(b). “Immaterial Subsidiary” means any Subsidiary (other than a Borrower) that (a) has (as of the date of determination) assets on its balance sheet of less than $5,000,000 and (b) had less than $5,000,000 of revenue during the most recently ended period of four consecutive fiscal quarters for which financial statements are available. “Increasing Lender” has the meaning assigned to such term in Section 2.20. “Incremental Amendment” has the meaning assigned to such term in Section 2.20. “Incremental Equivalent Indebtedness” has the meaning assigned to such term in Section 6.01(a)(xvii). “Incremental Facilities Limit” means, with respect to any proposed incurrence of any Incremental Increase under Section 2.20 or additional Indebtedness under Section 6.01(a)(xvii) or 6.01(b)(xviii), as applicable, an amount equal to the sum of (a) $300,000,000 less the total aggregate initial principal amount (as of the date of incurrence thereof) of all Incremental Increases and Incremental Equivalent Indebtedness, in each case previously incurred under this clause (a), plus (b) the amount of additional Indebtedness that would not cause the Secured Net Leverage Ratio as of the four consecutive fiscal quarter period most recently ended prior to the incurrence of such additional Indebtedness (or in the case of any additional Indebtedness, the proceeds of which will finance a Limited Condition Acquisition, the date determined pursuant to Section 1.06) for which financial statements have been delivered to the Administrative Agent hereunder (calculated on a pro forma basis after giving effect to the incurrence of such additional Indebtedness and any Permitted Acquisition to be consummated using the proceeds of such additional Indebtedness and assuming that the full amount of the applicable Incremental Increase or Incremental Equivalent Indebtedness is funded on the effective date thereof and after giving effect to any permanent repayment of Indebtedness in connection therewith, but without netting the proceeds thereof) to exceed 3.00 to 1.00. Unless the Company otherwise notifies the Administrative Agent, if all or any portion of any Incremental Increase or Incremental Equivalent Indebtedness would be permitted under clause (b) above on the applicable date of incurrence, such Incremental Increase or Incremental Equivalent Indebtedness (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (b) above prior to the utilization of any amount available under clause (a) above. For purposes of calculating such Secured Net Leverage Ratio for purposes of this definition, all such additional Indebtedness incurred pursuant to any Incremental Increase or any Incremental Equivalent Indebtedness shall be deemed to be secured Indebtedness (whether or not such Indebtedness is in fact so secured). “Incremental Increase” has the meaning assigned to such term in Section 2.20. “Incremental Term Loan” has the meaning assigned to such term in Section 2.20. 25 150769931_9 “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current accounts payable incurred in the ordinary course of business and (ii) earnouts and such earnout or contingent payments in respect of acquisitions except as and to the extent that the liability on account of any such earnout or contingent payment appears in the liabilities section of the balance sheet of such Person in accordance with GAAP), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) all obligations (excluding rents under operating leases) of such Person under Sale and Leaseback Transactions, and (l) all obligations under Permitted Receivable Financings, to the extent such obligations would be required to be included on the consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP. For the avoidance of doubt, Indebtedness will not include (i) obligations under or with respect to surety bonds posted by or for the benefit of any Person in the ordinary course of such Person’s business, (ii) any underfunded pension liabilities or other post-retirement benefits or (iii) any obligations incurred under cross-currency swaps or any other Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. For the avoidance of doubt, the obligations of the Company under any Permitted Warrant Transaction shall not constitute Indebtedness so long as the terms of such Permitted Warrant Transaction provide for “net share settlement” (or substantially equivalent term) as the default “settlement method” (or substantially equivalent term) thereunder, except to the extent it is accounted for as a liability under the Borrowers’ application of GAAP. For purposes hereof, the amount of any Permitted Convertible Indebtedness shall be the aggregate stated principal amount thereof without giving effect to any obligation to pay cash or deliver shares with value in excess of such principal amount, and without giving effect to any integration thereof with any Permitted Bond Hedge Transaction pursuant to U.S. Treasury Regulation § 1.1275-6. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Interest Coverage Ratio” has the meaning assigned to such term in Section 6.11(b). “Interest Election Request” means a request by the applicable Borrower to convert or continue a Borrowing in accordance with Section 2.08 in the form attached hereto as Exhibit C-2. “Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan) or Daily Simple RFR Loan, the last day of each March, June, September and December and the Maturity Date, (b) with respect to any Eurocurrency Loan or Term RFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing or Term RFR Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period (provided, that each such three-month interval payment day shall be the 26 150769931_9 immediately succeeding Business Day if such day is not a Business Day, unless such day is not a Business Day but is a day of the relevant month after which no further Business Day occurs in such month, in which case such day shall be the immediately preceding Business Day) and the Maturity Date and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Maturity Date. “Interest Period” means with respect to any Loan or Borrowing, the period commencing on the date of such Loan or Borrowing is disbursed or converted to, or with respect to any Eurocurrency Borrowing or Term RFR Borrowing, continued as a Eurocurrency Borrowing or Term RFR Borrowing, as applicable, and ending on the numerically corresponding day in the calendar month that is one (1), three (3) or (except with respect to any Loan bearing interest based on the CDOR Rate) six (6) months thereafter (or such other period as agreed to by the Lenders), in each case as selected by the applicable Borrower (or the Company on behalf of the applicable Borrower) in its Borrowing Request or Interest Election Request and subject to availability; provided, that: (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) any Interest Period shorter than one month shall be priced at a rate equal to the rate for a one-month Interest Period; (iv) any Interest Period shall commence on the date of advance of or conversion to any Eurocurrency Loan or Term RFR Loan, as applicable, and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (vi) no tenor that has been removed from this definition pursuant to Section 2.14(b)(iv) shall be available for specification in any Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means, as the context may require and with respect to any Letters of Credit issued by such institution, (a) Wells Fargo, (b) JPMorgan Chase Bank, N.A., (c) U.S. Bank National Association, (d) Citibank, N.A., or (e) any other Lender selected by the Company and approved by the Administrative Agent (such approval not to be unreasonably withheld) which agrees to act as an Issuing Bank hereunder, in each case, in its capacity as an issuer of Letters of Credit hereunder and its successors in such capacity as provided in Section 2.06(i); provided that the maximum amount available to be drawn under Letters of Credit issued and outstanding by any Issuing Bank at any time shall not exceed the amount set forth on Schedule 1.01(a) with respect to such Issuing Bank (the “LC Commitments”). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such

27 150769931_9 Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “LC Collateral Account” has the meaning assigned to such term in Section 2.06(j). “LC Commitments” has the meaning assigned to such term in the definition of “Issuing Bank”. “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Amount of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Company at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. “LC Sublimit” means $75,000,000. “Lead Arrangers” means each of Wells Fargo Securities, LLC, BofA Securities, Inc. and JPMorgan Chase Bank, N.A. “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a Lender hereunder pursuant to Section 2.20 or pursuant to an Assignment and Assumption or Incremental Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and the Issuing Banks. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s extensions of credit, which office may, to the extent the applicable Lender notifies the Administrative Agent in writing, include an office of any Affiliate of such Lender or any domestic or foreign branch of such Lender or Affiliate. “Letter of Credit” means any letter of credit issued pursuant to this Agreement, including the Existing Letters of Credit. “Leverage Ratio Increase Option” means the option of the Company, upon the consummation after the Effective Date of any Permitted Acquisition or series of Permitted Acquisitions occurring within any consecutive twelve (12) month period having aggregate consideration (including, without limitation, cash, cash equivalents, Equity Interests, earn-outs, holdbacks and other deferred payment obligations) in excess of $100,000,000, to elect, by not less than five (5) Business Days’ (or such lesser time as the Administrative Agent may agree in its sole discretion) written notice to the Administrative Agent prior to delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b), as applicable, for the first fiscal quarter end of the Company immediately following such Permitted Acquisition or series of Permitted Acquisitions, to increase the maximum Secured Net Leverage Ratio required pursuant to Section 6.11(a) solely (x) with respect to a Permitted Acquisition that is not a Limited Condition Acquisition (or series of related Permitted Acquisitions that does not include a Limited Condition Acquisition), for the fiscal quarter during which such Permitted Acquisition or the last of such series of Permitted Acquisitions is consummated and the three (3) consecutive fiscal quarters ending thereafter or (y) with respect to a Permitted Acquisition that is a Limited Condition Acquisition (or series of related Permitted Acquisitions that includes a Limited Condition Acquisition), for purposes of determining pro forma compliance with 28 150769931_9 Section 6.11(a) at the time definitive purchase agreement, merger agreement or other acquisition agreement governing the Permitted Acquisition is executed, the fiscal quarter during which such Permitted Acquisition or the last of such series of Permitted Acquisitions is consummated and the three (3) consecutive fiscal quarters ending thereafter; provided that at any time during which a Leverage Ratio Increase Option is in effect, the Company may choose to terminate such Leverage Ratio Increase Option by not less than five (5) Business Days’ (or such lesser time as the Administrative Agent may agree in its sole discretion) written notice to the Administrative Agent prior to delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b) for the quarter in which such revocation is requested, as applicable; provided further that each such written notice to terminate such Leverage Ratio Increase Option shall set forth the number of fiscal quarters for which the Leverage Ratio Increase Option was in effect. Notwithstanding the foregoing, upon the exercise by the Company of any Leverage Ratio Increase Option, (i) the Company shall not be permitted to exercise a subsequent Leverage Ratio Increase Option until the Company has been in compliance with the applicable Secured Net Leverage Ratio set forth in Section 6.11(a)(y) for one quarterly measurement period and (ii) no subsequent Leverage Ratio Increase Option may include any portion of a Permitted Acquisition or series of Permitted Acquisitions that was included for a previous Leverage Ratio Increase Option. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Limited Condition Acquisition” means any Permitted Acquisition or other investment permitted under Section 6.04 that is not conditioned on the availability of, or on obtaining, third-party financing. “Loan Documents” means this Agreement, the Reaffirmation Agreement, each Subsidiary Guaranty, the Collateral Documents, any Incremental Amendment, any AutoBorrow Agreement, any promissory notes executed and delivered pursuant to Section 2.10(e), and any and all other instruments and documents executed and delivered in connection with any of the foregoing. “Loan Parties” means, collectively, the US Loan Parties and the Foreign Loan Parties. “Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement. “Local Time” means (i) New York City time in the case of a Loan, Borrowing or LC Disbursement denominated in Dollars and (ii) local time (as may be determined by the Administrative Agent or the applicable Issuing Bank (with notice to the Administrative Agent), as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment) in the case of a Loan, Borrowing or LC Disbursement denominated in a Foreign Currency (it being understood that such local time shall mean London, England time unless otherwise notified by the Administrative Agent). “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market. “Material Adverse Effect” means a material adverse effect on (a) the business, financial condition or operations of the Company and the Subsidiaries taken as a whole, (b) the rights and remedies 29 150769931_9 of the Administrative Agent or any Lender under any Loan Document or (c) the legality, validity, binding effect or enforceability of the Loan Documents taken as a whole. “Material First-Tier Foreign Subsidiary” means, collectively, (a) the Dutch Borrower and (b) each other Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code and the Equity Interests of which are owned directly by any US Loan Party (each, a “First-Tier Foreign Subsidiary”) that individually either (i) has tangible assets (including Equity Interests in other Subsidiaries) that represents greater than or equal to either five percent (5%) of the total tangible assets or (ii) has revenues that represent greater than or equal to either five percent (5%) of the total revenue, in each case, of the Company and its First-Tier Foreign Subsidiaries on a consolidated basis determined as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)); provided that in the event that the Material First-Tier Foreign Subsidiaries (together with the Company) do not represent at least ninety percent (90%) of both (i) the total tangible assets and (ii) the total revenue, in each case, of the Company and its First-Tier Foreign Subsidiaries on a consolidated basis as of the end of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)), then in such case the Company shall identify additional First-Tier Foreign Subsidiaries of the Company to constitute “Material First-Tier Foreign Subsidiaries” such that both of the foregoing 90% tests are satisfied. “Material Indebtedness” means any Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $75,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Subsidiary” means, collectively, (a) each Loan Party and (b) each Subsidiary that as of the most recent fiscal quarter of the Company, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)), (a) contributed (by itself and not through one or more of its Subsidiaries) greater than five percent (5%) of the total revenue of the Company and its Subsidiaries for such period or (b) contributed (by itself and not through one or more of its Subsidiaries) greater than five percent (5%) of the Consolidated Total Tangible Assets of the Company and its Subsidiaries as of the last day of such period. “Maturity Date” means December 14, 2026; provided that if any of the 2026 Convertible Notes remain outstanding on the date that is ninety-one (91) days prior to the maturity date of the 2026 Convertible Notes (the “Springing Maturity Date”), then the “Maturity Date” shall be the Springing Maturity Date. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. 30 150769931_9 “New Money Credit Event” means with respect to any Issuing Bank, any increase (directly or indirectly) in such Issuing Bank’s exposure (whether by way of additional credit or banking facilities or otherwise, including as part of a restructuring) to any Borrower or any Governmental Authority in any Borrower’s or any applicable Letter of Credit beneficiary’s country occurring by reason of (i) any law, action or requirement of any Governmental Authority in such Borrower’s or such Letter of Credit beneficiary’s country, or (ii) any request in respect of external indebtedness of borrowers in such Borrower’s or such Letter of Credit beneficiary’s country applicable to banks generally which conduct business with such borrowers, or (iii) any agreement in relation to clause (i) or (ii), in each case to the extent calculated by reference to the aggregate Revolving Credit Exposures outstanding prior to such increase. “Non-public Lender” means any Person which does not belong to the “public” within the meaning of CRD IV. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Company and its Subsidiaries to any of the Lenders, the Administrative Agent, the Issuing Banks or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, in each case arising or incurred under this Agreement or any of the other Loan Documents, including, without limitation, the Dutch Obligations. “OFAC” means Office of Foreign Assets Control of the United States Department of the Treasury. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overnight Foreign Currency Rate” means, for any amount payable in a Foreign Currency, the rate of interest per annum as determined by the Administrative Agent at which overnight or weekend deposits in the relevant currency (or if such amount due remains unpaid for more than three (3) Business Days, then for such other period of time as the Administrative Agent may elect) for delivery in immediately available and freely transferable funds would be offered by the Administrative Agent to major banks in the interbank market upon request of such major banks for the relevant currency as determined above and in an amount comparable to the unpaid principal amount of the related Credit Event, plus any taxes, levies, imposts, duties, deductions, charges or withholdings imposed upon, or charged to, the Administrative Agent by any relevant correspondent bank in respect of such amount in such relevant currency. “Parallel Debt” is defined in Section 8.11.

31 150769931_9 “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Participant” has the meaning assigned to such term in Section 9.04. “Participant Register” has the meaning assigned to such term in Section 9.04(c)(i). “Participating Member State” means any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union. “Payment Recipient” has the meaning assigned thereto in Section 8.12(a). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any acquisition (whether by purchase, merger, consolidation or otherwise but excluding in any event a Hostile Acquisition) or series of related acquisitions by the Company or any Subsidiary of (i) all or substantially all the assets of or (ii) all or substantially all the Equity Interests in, a Person or division or line of business of a Person, if, at the time of and immediately after giving effect thereto (and subject to Section 1.06 in the case of a Limited Condition Acquisition), (a) no Default has occurred and is continuing or would arise after giving effect thereto, (b) such Person or division or line of business is engaged in the same, similar or adjacent line of business as the Company and the Subsidiaries or business reasonably related thereto, (c) all actions required to be taken with respect to such acquired or newly formed Subsidiary under Section 5.09 shall have been taken (or will be taken within the time periods set forth in Section 5.09), (d) the Company and the Subsidiaries are in compliance, on a pro forma basis reasonably acceptable to the Administrative Agent after giving effect to such acquisition (but without giving effect to any synergies or cost savings), with the covenants contained in Section 6.11 recomputed as of the last day of the most recently ended fiscal quarter of the Company for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms and giving effect to any Leverage Ratio Increase Option, if applicable) had occurred on the first day of each relevant period for testing such compliance and, if the aggregate consideration paid in respect of such acquisition exceeds $100,000,000, the Company shall, at least five (5) days (or such shorter period as the Administrative Agent may agree in its sole discretion) prior to the consummation of such acquisition, have delivered to the Administrative Agent a certificate of a Financial Officer of the Company to such effect, together with all relevant financial information, statements and projections requested by the Administrative Agent and (e) in the case of a merger and/or consolidation involving the Company or a Subsidiary, the Company or such Subsidiary is the surviving entity of such merger and/or consolidation. “Permitted Bond Hedge Transaction” means any bond hedge, call or capped call option (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) purchased by the Company or a Subsidiary thereof in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of the Company (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company; provided that the purchase of any such Permitted Bond Hedge Transaction is made with, and the purchase price thereof less the proceeds received from the Company from the sale of any substantially concurrently executed Permitted Warrant Transaction, does not exceed, the net proceeds 32 150769931_9 received by the Company or a Subsidiary thereof in connection with the issuance of any Permitted Convertible Indebtedness. “Permitted Convertible Indebtedness” means (a) unsecured Indebtedness of the Company that (i) as of the date of issuance thereof contains customary conversion or exchange rights, customary premiums and customary offer to repurchase rights for transactions of such type (in each case, as determined by the Company in good faith) and (ii) is convertible into or exchangeable for shares of common stock of the Company (or other securities or property following a merger event, reclassification or other change of the common stock of the Company), cash or a combination thereof (such amount of cash determined by reference to the price of Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company and (b) any guarantee by any Loan Party of Indebtedness of the Company described in clause (a); provided that that such Indebtedness is permitted to be incurred under Section 6.01(a)(xi). “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes and other governmental charges that are not yet due or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits or letters of credit to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Section 7.01; (f) Liens incidental to the conduct of a Person’s business or the ownership of its assets which arise in the ordinary course of business and do not materially detract from the value of the affected property or interfere or impair with the ordinary conduct of its business; (g) Liens in favor of the Company or any other Loan Party; (h) customary Liens in favor of a Governmental Authority to secure payments under any contract or statute, or Liens to secure any Indebtedness incurred in financing the acquisition, construction or improvement of property subject thereto to the extent created or arising in connection with the tax-exempt financing of the acquisition, construction or improvement of, any facility used or to be used in the business of the Company or any Subsidiary through the issuance of obligations, the income from which shall be excludable from gross income by virtue of Section 103 of the Code (or any subsequently adopted provisions thereof providing for a specific exclusion from gross income); (i) licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business not interfering with the business of the Company or any Subsidiary; 33 150769931_9 (j) rights of setoff or bankers’ Liens upon deposits of cash and/or credit balances of bank accounts in favor of banks or other depository institutions and Liens associated with overdraft protection and netting services; (k) Liens on goods in the possession of customs authorities in favor of such customs authorities which secure payment of customs duties in connection with importation of goods; (l) Liens deemed to exist in connection with permitted repurchase obligations or set- off rights; (m) Liens in favor of collecting banks arising under Section 4-210 of the Uniform Commercial Code; (n) financing statements filed in connection with operating leases; (o) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary; (p) with respect to the Dutch Borrower and its Subsidiaries, any liability arising under a declaration of joint and several liability (hoofdelijke aansprakelijkheid) as referred to in Article 2:403 of the DCC (and any residual liability (overblijvende aansprakelijkheid) under such declaration arising pursuant to Article 2:404(2) DCC); and (q) with respect to the Dutch Borrower and its Subsidiaries, any joint and several liability (hoofdelijke aansprakelijkheid) under any fiscal unity for VAT, Dutch corporation income tax or other purposes. provided that, except as provided in clause (h) above, the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Liens” means all Liens permitted under Section 6.02. “Permitted Receivables Financing” means one or more accounts receivable securitization, factoring or other monetization facilities established by a Receivables Subsidiary or one or more of the Company or its Subsidiaries, whereby the Company or one or more of its Subsidiaries shall sell, contribute, assign or otherwise transfer Receivables, or interests therein, directly (or indirectly through the Company or its Subsidiaries to such Receivables Subsidiary, including an initial sale, contribution, assignment or other transfer to the Company or a Subsidiary and then to such Receivables Subsidiary, and the Receivables Subsidiary in turn shall sell, contribute, assign, pledge or otherwise transfer such Receivables) to buyers, purchasers or lenders (or shall otherwise borrow against such Receivables), so long as (a) except as set forth in clause (b) of this definition, no portion of the Indebtedness or any other obligation (contingent or otherwise) under such Permitted Receivables Financing shall be guaranteed by the Company or any of its Subsidiaries (other than the Receivables Subsidiary), (b) there shall be no recourse or obligation to the Company or any of its Subsidiaries (other than the Receivables Subsidiary) other than pursuant to representations, warranties, covenants, purchase obligations, indemnities and performance guarantees or undertakings (which shall exclude any guarantees of principal of, and interest on such Permitted Receivables Financing) entered into in connection with such Permitted Receivables Financing that in the reasonable opinion of the Company are customary for securitization transactions or the servicing of Receivables and (c) none of the Company nor any of its Subsidiaries (other than the Receivables Subsidiary) 34 150769931_9 shall have provided, either directly or indirectly, any other credit support of any kind in connection with such Permitted Receivables Financing, except as set forth in clause (b) of this definition. “Permitted Receivables Sale Transaction” means customary receivables sale transactions involving the sale of Receivables that is structured as a “true sale”, without recourse to the Company and its Subsidiaries (except for customary representations, warranties, covenants, purchase obligations, indemnities and performance guarantees or undertakings made in connection therewith or as is otherwise customary (as determined by the Company in good faith) for such transactions) to a counterparty pursuant to an accelerated payment program that is not entered into as part of an accounts receivable securitization transaction (including any Permitted Receivables Financing) or any revolving credit or term loan financing transaction and that provides for payment to the Company or one of its Subsidiaries on account of such Receivables prior to the date that such Receivables would otherwise be due; provided that such arrangement shall be on arm’s length terms that are fair and reasonable to the Company and its Subsidiaries (as determined in good faith by the Company). “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) sold by the Company substantially concurrently with any purchase by the Company of a Permitted Bond Hedge Transaction and settled in common stock of the Company (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Pounds Sterling” or “£” means the lawful currency of the United Kingdom. “Prime Rate” means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate; each change in the Prime Rate shall be effective as of the opening of business from and including the date such change is publicly announced as being effective. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal Foreign Secured Obligations” means the Foreign Secured Obligations, excluding the Parallel Debt, to the extent these are for the payment of money (tot voldoening van een geldsom). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Rate Determination Date” means, with respect to any Interest Period, two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the

35 150769931_9 Administrative Agent; provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Reaffirmation Agreement” means the Reaffirmation Agreement dated as of the date hereof made by each Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties. “Receivables” means accounts receivable (whether now existing or arising in the future) of the Company or any of its Subsidiaries (other than any Receivables Subsidiaries) arising in the ordinary course of business from the sale of goods, leases of goods or rendition of services, including any thereof constituting or evidenced by chattel paper, instruments, accounts (as defined in the UCC) or general intangibles, and any assets related thereto (including, without limitation, all contracts and contract rights, all records and bank accounts, all collateral, all general intangibles, documents, instruments and records, and all guarantees related thereto) and all proceeds and rights (contractual and other) thereof, in each case that are customarily transferred or in respect of which security interests are customarily granted in connection with a securitization, factoring, receivables facility or similar monetization of such assets. “Receivables Subsidiary” means a wholly-owned Subsidiary of the Company that has been established as a bankruptcy remote special purpose entity for the limited purpose of acquiring and financing Receivables under a Permitted Receivables Financing and that shall not engage in any activities other than in connection with a Permitted Receivables Financing. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark for any currency means (a) if such Benchmark is a Daily Simple RFR, (i) if the RFR for such Benchmark is SOFR, then four (4) RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date, (ii) if the RFR for such Benchmark is SONIA, then four (4) RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date, (b) if such Benchmark is an Adjusted Eurocurrency Rate, (i) if the applicable Adjusted Eurocurrency Rate for such Benchmark is based upon USD LIBOR, then 11:00 a.m. (London time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting, (ii) if the applicable Adjusted Eurocurrency Rate for such Benchmark is based upon EURIBOR, then 11:00 a.m. (Brussels time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting, (iii) if the applicable Adjusted Eurocurrency Rate for such Benchmark is based upon CDOR, then 11:00 a.m. (Toronto time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting, and (iv) if the applicable Adjusted Eurocurrency Rate for such Benchmark is based upon STIBOR, then 11:00 a.m. (Stockholm time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting and (c) otherwise, then the time determined by the Administrative Agent, including in accordance with the Benchmark Replacement or any Conforming Changes. “Register” has the meaning assigned to such term in Section 9.04. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. 36 150769931_9 “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Foreign Currency, (i) the central bank for the Foreign Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the Foreign Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Removal Effective Date” has the meaning assigned thereto in Section 8.06(b). “Required Lenders” means, at any time, Lenders having Revolving Credit Exposures, unused Commitments and outstanding Incremental Term Loans representing more than 50% of the sum of the total Revolving Credit Exposures, unused Commitments and outstanding Incremental Term Loans at such time. “Required Subsidiary” means (i) each Domestic Subsidiary, and (ii) with respect to the Foreign Secured Obligations, each Subsidiary of the Dutch Borrower; provided that no Excluded Subsidiary shall be a Required Subsidiary. “Resignation Effective Date” has the meaning assigned thereto in Section 8.06(a). “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any option, warrant or other right to acquire any such Equity Interests in the Company. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and Swingline Exposure at such time. “Revolving Commitment Increase” has the meaning assigned to such term in Section 2.20. “Revolving Loan” means a Loan made pursuant to Section 2.01. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, on and after the USD LIBOR Transition Date, SOFR and (b) Pounds Sterling, SONIA. “RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, on and after the USD LIBOR Transition 37 150769931_9 Date, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, and (b) Pounds Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London,; provided, that for purposes of notice requirements in Sections 2.03, 2.08, 2.11(a) and any other applicable notice requirements hereunder, in each case, such day is also a Business Day. “RFR Loan” means a Daily Simple RFR Loan or a Term RFR Loan, as the context may require. “RFR Rate Day” means any day pursuant to which any calculation of Adjusted Daily Simple RFR is made. “S&P” means Standard & Poor’s Ratings Services, a division of S&P Global Inc. and any successor thereto. “Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Effective Date, Cuba, Iran, North Korea, Venezuela, Syria and Crimea). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including, but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the European Union, any European member state, Her Majesty’s Treasury, the United Nations Security Council or other relevant sanctions authority in any jurisdiction in which (a) the Borrowers or any of their Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the extensions of credit will be used, or (c) from which repayment of the extensions of credit will be derived. “Screen Rate” means, for any Eurocurrency Loan denominated in (a) Dollars, the USD LIBOR Rate, (b) Euros, the EURIBOR Rate, (c) Swedish Krona, the STIBOR Rate, or (d) Canadian Dollars, the CDOR Rate. “SEC” means the United States Securities and Exchange Commission. “Secured Banking Services Agreement” means any Banking Services Agreement between or among the Company or any Subsidiary and any Banking Services Provider. 38 150769931_9 “Secured Bilateral Letter of Credit Facility” means any bilateral letter of credit facility or facility for bank guarantees (other than Letters of Credit) issued by any Bilateral L/C Issuer for the account of the Company or any of its Subsidiaries outstanding on the Effective Date as set forth on Schedule 1.01(b) and any other such facilities designated by the Company as a “Secured Bilateral Letter of Credit Facility” by written notice to the Administrative Agent at any time; provided that (a) the aggregate amount of bilateral letter of credit facilities and/or facilities for bank guarantees included as “Secured Bilateral Letter of Credit Facilities” hereunder shall not exceed $75,000,000 at any time and (b) the Company shall, with the consent of any Bilateral L/C Issuer whose Secured Bilateral Letter of Credit Facility set forth on such Schedule is being reduced or terminated (which such consent shall not be unreasonably withheld or delayed), be permitted to provide an updated Schedule 1.01(b) to the Administrative Agent from time to time. “Secured Net Leverage Ratio” means the ratio of (a) Consolidated Secured Indebtedness as of such date less the sum of (i) 100% of Unrestricted Cash of the Company and its Domestic Subsidiaries held in the United States and (ii) 80% of Unrestricted Cash of the Company and its Subsidiaries held outside of the United States to (b) Consolidated EBITDA for the most recently ended period of four (4) consecutive fiscal quarters, calculated for the Company and its Subsidiaries on a consolidated basis. “Secured Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by the Company or any Subsidiary under (i) any Secured Swap Agreement, (ii) any Secured Banking Services Agreement, and (iii) any Secured Bilateral Letter of Credit Facilities; provided that the “Secured Obligations” of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party. For the avoidance of doubt, any obligation under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction shall not constitute Secured Obligations. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Swap Banks, the Banking Services Providers, the Bilateral L/C Issuers, each co-agent or sub- agent appointed by the Administrative Agent from time to time pursuant to Section 8.05, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns. “Secured Swap Agreement” means any Swap Agreement between or among the Company or any Subsidiary and any Swap Bank. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Adjustment” means a percentage equal to 0.10% (10.0 basis points) per annum. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Adjustment” means a percentage equal to 0.0350% (3.5 basis points) per annum.

39 150769931_9 “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Solvent” means, in reference to the Company and its Subsidiaries, (i) the fair value of the assets of such Persons, taken as a whole, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of such Persons, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Persons, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Persons, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted after the Effective Date. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset, fees or similar requirements (including any basic, marginal, special, emergency or supplemental reserves or other requirements) established by any central bank, monetary authority, the Board, the Financial Services Authority, the European Central Bank or other Governmental Authority for any category of deposits or liabilities customarily used to fund loans (or imposed in respect of the maintenance of funding commitments) in the applicable currency, expressed in the case of each such requirement as a decimal. Such reserve, liquid asset, fees or similar requirements shall, in the case of Dollar denominated Loans, include those imposed pursuant to Regulation D of the Board. Eurocurrency Loans shall be deemed to be subject to such reserve, liquid asset, fee or similar requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under any applicable law, rule or regulation, including Regulation D of the Board. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve, liquid asset or similar requirement and the Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Statutory Reserve Rate. “STIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “STIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Subordinated Indebtedness” means any Indebtedness of the Company or any Subsidiary the payment of which is contractually subordinated to payment of the obligations under the Loan Documents. “Subordinated Indebtedness Documents” means any document, agreement or instrument evidencing any Subordinated Indebtedness or entered into in connection with any Subordinated Indebtedness. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership 40 150769931_9 interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Company, excluding for all purposes of this Agreement (other than as used in the definition of “Captive Finance Subsidiary”) and the other Loan Documents, each Captive Finance Subsidiary. “Subsidiary Guarantor” means each Subsidiary of the Company party to a Subsidiary Guaranty on the Effective Date or which become a party to a Subsidiary Guaranty pursuant to Section 5.09. The Subsidiary Guarantors on the Effective Date are identified as such in Schedule 3.01. “Subsidiary Guaranty” means each of the Domestic Subsidiary Guaranty and the Foreign Subsidiary Guaranty, individually or collectively as the context requires. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including, without limitation, any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act); provided that (a) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement and (b) no Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall be a Swap Agreement. “Swap Bank” means any Person that, (a) at the time it enters into a Swap Agreement with the Company or any Subsidiary permitted under Article VI, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Effective Date), is a party to a Swap Agreement with the Company or any Subsidiary, in each case in its capacity as a party to such Swap Agreement. “Swap Obligations” means any and all obligations of the Company or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any such Swap Agreement transaction. “Swedish Krona” means the lawful currency of Sweden. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time. “Swingline Lender” means Wells Fargo in its capacity as a lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.05. 41 150769931_9 “Swingline Sublimit” means $25,000,000. “TARGET Day” means any day on which TARGET2 is open for the settlement of payments in Euros. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Administrative Agent to be a suitable replacement) for the settlement of payments in Euro. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term RFR” means, with respect to any Agreed Currency for any Interest Period, a rate per annum equal to (a) for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, Adjusted Term SOFR and (b) for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Pounds Sterling, the greater of (i) the forward-looking term rate for a period comparable to such Interest Period based on the RFR for such Agreed Currency that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of such Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice and (ii) the Floor. Further, when used in reference to any Loan or Borrowing, “Term RFR” means that such Loan, or the Loans comprising such Borrowing, bears interest at a rate based on Term RFR other than pursuant to clause (c) of the definition of “Alternate Base Rate”. “Term RFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrowers of the occurrence of a Term RFR Transition Event. “Term RFR Transition Date” means, in the case of a Term RFR Transition Event, the date that is thirty (30) calendar days after the Administrative Agent has provided the related Term RFR Notice to the Lenders and the Borrowers pursuant to Section 2.14(b)(i)(C). “Term RFR Transition Event” means, with respect to any currency for any Interest Period, the determination by the Administrative Agent that (a) the applicable Term RFR for such currency has been recommended for use by the Relevant Governmental Body and (b) the administration of such Term RFR is administratively feasible for the Administrative Agent. “Term SOFR” means, for any Available Tenor and Interest Period, a rate per annum equal to the forward-looking term rate for a period comparable to such Available Tenor based on the SOFR that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of such Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice. “Term SOFR Adjustment” means, for any calculation with respect to an ABR Borrowing or a Term RFR Borrowing, 0.10% (10.0 basis points) per annum. “Total Net Leverage Ratio” means the ratio of (i) Consolidated Funded Indebtedness less the sum of (A) 100% of Unrestricted Cash of the Company and its Domestic Subsidiaries held in the United 42 150769931_9 States and (B) 80% of Unrestricted Cash of the Company and its Subsidiaries held outside of the United States to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, calculated for the Company and its Subsidiaries on a consolidated basis. “Trading with the Enemy Act” has the meaning assigned to such term in Section 3.18. “Transactions” means, collectively, (a) the extension and renewal of all Indebtedness outstanding under the Existing Credit Agreement, and (b) the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Transitioned RFR Loan” means any Loan that is an RFR Loan that would not have borne interest based upon an Adjusted Daily Simple RFR or a Term RFR on the Effective Date. To the extent that Loans denominated in Dollars bear interest based on an Adjusted Daily Simple RFR or a Term RFR after the Effective Date, such Loans would be Transitioned RFR Loans. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Eurocurrency Rate or the Alternate Base Rate. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unrestricted Cash” means, at any time, cash and Cash Equivalents (other than Cash Equivalents under clauses (k) and (l) of such definition) reflected on the consolidated balance sheet of the Company and its Subsidiaries as of such date to the extent such cash or Cash Equivalent is not subject to any Lien (other than a Lien in favor of the Administrative Agent for the benefit of the Secured Parties or a banker’s Lien or right of setoff pursuant to customary deposit arrangements) or any restriction as to its use. “US Collateral Agreement” means the US Collateral Agreement dated as of June 19, 2018 executed by the US Loan Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties. “US Loan Parties” means the Company and the Subsidiary Guarantors that are Domestic Subsidiaries. “USD LIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “USD LIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”.

43 150769931_9 “USD LIBOR Transition Date” means, the earlier of (a) the date that all Available Tenors of USD LIBOR have either (i) permanently or indefinitely ceased to be provided by IBA; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of USD LIBOR or (ii) been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (b) the Early Opt-in Effective Date. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “Wells Fargo” means Wells Fargo Bank, National Association. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Revolving Borrowing”). SECTION 1.03 Terms Generally; Rates. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders and decrees, of all Governmental Authorities. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such 44 150769931_9 Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In this agreement, where it relates to a Dutch entity, a reference to: (i) a lien or security interest includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkte recht) created for the purpose of granting security (goederenrechtelijk zekerheidsrecht), (ii) a bankruptcy or insolvency (and any of those terms) includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden), (iii) a moratorium includes surseance van betaling and granted a moratorium includes surseance verleend, (iv) any step or procedure taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or Section 60 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990), but not where such notice is (deemed to be) filed by reason of a request by a Dutch Obligor for the postponement of its tax liability payments made in accordance with the Decree on Temporary Measures Corona Crisis (Besluit noodmaatregelen coronacrisis) of the Dutch State Secretary for Finance dated September 24th, 2021, no. 2021-191442 (as amended and replaced from time to time) or in accordance with any similar arrangement announced by the Dutch authorities including the letter to the House of Representatives (Kamerbrief) of 26 November 2021, (v) a receiver includes a curator and (vi) a custodian includes a bewindvoerder. (c) The interest rate on Loans denominated in Dollars or a Foreign Currency may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. Regulators have signaled the need to use alternative reference rates for some of these benchmark rates and, as a result, such benchmark rates may cease to comply with applicable laws and regulations, may be permanently discontinued or the basis on which they are calculated may change. The London interbank offered rate, which may be one of the benchmark rates with reference to which the interest rate on Loans may be determined, is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for: (a) Pounds Sterling, Yen, Swiss Francs and Euros will be December 31, 2021, (b) Dollars for 1-week and 2-month tenor settings will be December 31, 2021 and (c) Dollars for overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such currencies and tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on applicable Loans. There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of London interbank offered rates. In the event that the London interbank offered rate or any other then- current Benchmark is no longer available or in certain other circumstances set forth in Section 2.14(b), such 45 150769931_9 Section provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrowers, pursuant to Section 2.14(b), of any change to the reference rate upon which the interest rate on Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the London interbank offered rate, the rates in the definition of “Eurocurrency Rate” or any other Benchmark, or any component definition thereof or rates referenced in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.14(b), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under FASB ASC 825-10-25 (or any other FASB ASC principle having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under FASB ASC 470-20 (or any other FASC ASC principle having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. Notwithstanding any change in GAAP after the Effective Date, (A) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purposes of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capital Lease Obligations in the financial statements and (B) all financial statements delivered to the Administrative Agent hereunder shall contain a schedule showing the modifications necessary to reconcile the adjustments made pursuant to clause (A) above with such financial statements. 46 150769931_9 SECTION 1.05 UCC Terms; Rounding. Terms defined in the UCC in effect on the Effective Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.06 Limited Condition Acquisitions. In the event that the Company notifies the Administrative Agent in writing that any proposed Permitted Acquisition or other investment permitted under Section 6.04 is a Limited Condition Acquisition and that the Company wishes to test the conditions to such Limited Condition Acquisition and, if applicable, the availability of Incremental Term Loans or Incremental Equivalent Indebtedness that is to be used to finance such Limited Condition Acquisition in accordance with this Section, then, so long as agreed to by the Administrative Agent and the lenders providing such Incremental Term Loans or such Incremental Equivalent Indebtedness, the following provisions shall apply: (a) any condition to such Limited Condition Acquisition, such Incremental Term Loans or such Incremental Equivalent Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Incremental Term Loans or Incremental Equivalent Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition and (ii) no Event of Default under any of Sections 7.01(a), 7.01(b), 7.01(h) or 7.01(i) shall have occurred and be continuing both before and after giving effect to such Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including such Incremental Term Loans or Incremental Equivalent Indebtedness); (b) any condition to such Incremental Term Loans or Incremental Equivalent Indebtedness in connection with any Limited Condition Acquisition that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of such Limited Condition Acquisition or the incurrence of such Incremental Term Loans or Incremental Equivalent Indebtedness shall be subject to customary “SunGard” or other customary applicable “certain funds” conditionality provisions (including, without limitation, a condition that the representations and warranties under the relevant agreements relating to such Limited Condition Acquisition as are material to the lenders providing such Incremental Term Loans or Incremental Equivalent Indebtedness shall be true and correct, but only to the extent that the Company or its applicable Subsidiary has the right to terminate its obligations under such agreement as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct); (c) any financial ratio test or condition, may upon the written election of the Company delivered to the Administrative Agent prior to the execution of the definitive agreement for such Limited Condition Acquisition, be tested either (i) upon the execution of the definitive agreement with respect to such Limited Condition Acquisition or (ii) upon the consummation of the Limited Condition Acquisition and related incurrence of Indebtedness, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness, on a pro forma basis; provided that the failure to deliver a notice under this Section 1.06(c) prior to the date of execution of the definitive agreement for such Limited Condition Acquisition shall be deemed an election to test the applicable financial ratio under sub-clause (ii) of this Section 1.06(c); and

47 150769931_9 (d) if the Company has made an election with respect to any Limited Condition Acquisition to test a financial ratio test or condition at the time specified in clause (c)(i) of this Section, then in connection with any subsequent calculation of any ratio or basket on or following the relevant date of execution of the definitive agreement with respect to such Limited Condition Acquisition and prior to the earlier of (i) the date on which such Limited Condition Acquisition is consummated or (ii) the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be required to be satisfied on a pro forma basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Rate and determining whether or not the Company is in compliance with the requirements of Section 6.11 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested. SECTION 1.07 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II The Credits SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrowers in Agreed Currencies from time to time during the Availability Period in an aggregate principal amount that will not result in (a) subject to Sections 2.04 and 2.11(b), the Dollar Amount of such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment, (b) subject to Sections 2.04 and 2.11(b), the sum of the Dollar Amount of the total Revolving Credit Exposures exceeding the Aggregate Commitment and (c) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the total outstanding Revolving Loans made to the Dutch Borrower exceeding the Dutch Borrower Sublimit. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. SECTION 2.02 Loans and Borrowings. (a) Each Revolving Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05. (b) Subject to Section 2.14, each Revolving Borrowing shall be comprised entirely of ABR Loans, Eurocurrency Loans or RFR Loans as the relevant Borrower may request in accordance herewith; provided that each ABR Loan shall only be made in Dollars; provided, further, that (i) Revolving Borrowings denominated in Dollars may be comprised of (A) prior to the USD LIBOR Transition Date, Eurocurrency Loans or (B) on and after the USD LIBOR Transition Date, (1) if the Unadjusted Benchmark Replacement that has replaced USD LIBOR pursuant to Section 2.14(b)(i) is Adjusted Daily Simple RFR 48 150769931_9 for Dollars, then (x) prior to the Term RFR Transition Date for Dollars, Daily Simple RFR Loans or (y) on and after the Term RFR Transition Date for Dollars, Term RFR Loans or (2) if the Unadjusted Benchmark Replacement that has replaced USD LIBOR pursuant to Section 2.14(b)(i) is Adjusted Term SOFR, Term RFR Loans, (ii) Revolving Borrowings denominated in Euros, Canadian Dollars or other Agreed Currencies (other than Dollars or Pounds Sterling) may be comprised of Eurocurrency Borrowings or (iii) Revolving Borrowings denominated in Pounds Sterling may be comprised of (A) prior to the Term RFR Transition Date for the applicable currency, Daily Simple RFR Loans or (B) on and after the Term RFR Transition Date for the applicable currency, Term RFR Loans, each as further provided herein. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Loan, to the extent it is obligated to make the same hereunder, by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Eurocurrency Revolving Borrowing or RFR Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 (or, if such Borrowing is denominated in a Foreign Currency, 500,000 units of such currency) and not less than $1,000,000 (or, if such Borrowing is denominated in a Foreign Currency, 1,000,000 units of such currency). At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $500,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of fifteen (15) Eurocurrency Revolving Borrowings and RFR Revolving Borrowings outstanding in the aggregate. (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. (e) Each Loan from any Lender or Affiliate to the Dutch Borrower shall at all times be (i) at least €1,000,000 (or its equivalent in another Agreed Currency) and (ii) provided by a Non-public Lender. SECTION 2.03 Requests for Revolving Borrowings. To request a Revolving Borrowing, the applicable Borrower, or the Company on behalf of the applicable Borrower, shall notify the Administrative Agent of such request (a) by irrevocable written notice (via a written Borrowing Request signed by the applicable Borrower, or the Company on behalf of the applicable Borrower, promptly followed by telephonic confirmation of such request) not later than 11:00 a.m., Local Time, (1) in the case of a Daily Simple RFR Loan denominated in Dollars, at least five (5) RFR Business Days before such Daily Simple RFR Loan, (2) in the case of a Term RFR Loan denominated in Dollars, at least three (3) RFR Business Days before such Term RFR Loan, (3) in the case of a Eurocurrency Borrowing denominated in Dollars, at least three (3) Eurocurrency Banking Days (or, in the case of a Eurocurrency Borrowing denominated in Dollars to be made on the Effective Date, at least two (2) Eurocurrency Banking Days) before such Eurocurrency Borrowing, (4) in the case of an RFR Loan denominated in any Foreign Currency, at least five (5) RFR Business Days before such RFR Loan, and (5) in the case of a Eurocurrency Borrowing denominated in any Foreign Currency, at least four (4) Eurocurrency Banking Days before such Eurocurrency Borrowing or (b) by telephone in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative 49 150769931_9 Agent of a written Borrowing Request signed by the applicable Borrower, or the Company on behalf of the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the name of the applicable Borrower; (ii) the aggregate amount of the requested Borrowing; (iii) the date of such Borrowing, which shall be a Business Day; (iv) whether such Borrowing is to be an ABR Borrowing, a Eurocurrency Borrowing, a Daily Simple RFR Loan or a Term RFR Loan; (v) in the case of a Eurocurrency Borrowing or a Term RFR Loan, the Agreed Currency and initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vi) the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. If no election as to the Type of Revolving Borrowing is specified, then, in the case of a Borrowing denominated in Dollars, the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Revolving Borrowing, then the relevant Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. A Borrowing Notice received after 11:00 a.m. Local Time shall be deemed received on the next Business Day, RFR Business Day or Eurocurrency Banking Day, as applicable. SECTION 2.04 Determination of Dollar Amounts. The Administrative Agent will determine the Dollar Amount of: (a) each Term RFR Borrowing or Eurocurrency Borrowing denominated in a Foreign Currency, as applicable, but only as to the amounts so borrowed on such date or, if applicable, the date of conversion/continuation of any Borrowing as a Term RFR Borrowing or a Eurocurrency Borrowing pursuant to the terms of this Agreement, but only as to the amounts so converted/continued on such date, (b) the LC Exposure (i) as of the date of each request for the issuance, amendment, renewal or extension of any Letter of Credit denominated in a Foreign Currency, and (ii) each date of any payment by the applicable Issuing Bank under any Letter of Credit denominated in a Foreign Currency, but only as to the Letter of Credit that is paid on such date, and (c) all outstanding Credit Events on and as of the last Business Day of each calendar quarter and such additional dates as the Administrative Agent shall determine or the Required Lenders (or, in the case of any LC Exposure, the applicable Issuing Bank (with notice thereof to the Administrative Agent) shall require. Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clauses (a), (b) and (c) is herein described as a “Computation Date” with respect to each Credit Event for which a Dollar Amount is determined on or as of such day. Such Dollar Amount shall become effective as of such Computation Date and shall be the Dollar Amount of such amounts until the next 50 150769931_9 Computation Date to occur. Except for purposes of financial statements delivered by the Borrowers hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Amount as so determined by the Administrative Agent. Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of an RFR Loan or Eurocurrency Borrowing or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the relevant Equivalent Amount of such Dollar amount (rounded to the nearest unit of such Foreign Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. SECTION 2.05 Swingline Loans. (a) Subject to the terms and conditions set forth herein (and if an AutoBorrow Agreement is in effect with respect to the Swingline Lender, subject to the terms and conditions of such AutoBorrow Agreement), the Swingline Lender agrees to make Swingline Loans in Dollars to the Company from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit or (ii) the Dollar Amount of the total Revolving Credit Exposures exceeding the Aggregate Commitment; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein (and if an AutoBorrow Agreement is in effect with respect to the Swingline Lender, subject to the terms and conditions of such AutoBorrow Agreement), the Company may borrow, prepay and reborrow Swingline Loans. No Lender shall have any rights under any AutoBorrow Agreement, but each Lender shall have the obligation to purchase and fund participations in the Swingline Loans as provided below. (b) To request a Swingline Loan, (i) if an AutoBorrow Agreement is in effect with respect to the Swingline Lender, each Swingline Loan from the Swingline Lender and each prepayment thereof shall be made as provided in such AutoBorrow Agreement and (ii) in all other cases, the Company shall notify the Swingline Lender of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Swingline Lender shall make each Swingline Loan available to the Company (i) if an AutoBorrow Agreement is in effect with respect to the Swingline Lender, as provided in such AutoBorrow Agreement and (ii) in all other cases, by means of a credit to the general deposit account of the Company with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the relevant Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan. (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this

51 150769931_9 paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Company (or other party on behalf of the Company) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Company for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Company of any default in the payment thereof. (d) The Swingline Lender may (if an AutoBorrow Agreement is in effect with respect to the Swingline Lender) terminate and/or suspend its agreement to make Swingline Loans in accordance with such AutoBorrow Agreement. Furthermore, the Swingline Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Swingline Lender. At the time any such replacement shall become effective, the Company shall pay all unpaid interest accrued for the account of the replaced Swingline Lender. From and after the effective date of any such replacement, (i) the successor Swingline Lender shall have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans to be made thereafter and (ii) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans then outstanding and made by it prior to such replacement, but shall not be required to make additional Swingline Loans. (e) The Swingline Lender agrees that, unless otherwise requested by the Administrative Agent, the Swingline Lender shall report in writing to the Administrative Agent (i) by 11:00 a.m. (New York City time) on each Business Day, the aggregate outstanding amount of Swingline Loans made by the Swingline Lender as of the preceding Business Day (it being understood and agreed that no such notice shall be required to the extent no such amount exists), and (ii) on any Business Day, such other information as the Administrative Agent shall reasonably request. (f) The Swingline Lender agrees that, unless otherwise requested by the Administrative Agent, such Swingline Lender shall report in writing to the Administrative Agent (i) on the first Business Day of each week, the daily activity (set forth by day) in respect of Swingline Loans during the immediately preceding week, (ii) on or prior to each Business Day on which the Swingline Lender expects to make any Swingline Loan, the date of the making of such Swingline Loan, and the principal amount of the Swingline Loan to be made by it, it being understood that the Swingline Lender shall not permit any Swingline Loan to be made without first obtaining written confirmation from the Administrative Agent that it is then permitted under this Agreement, (iii) on any Business Day on which the Company fails to repay a Swingline Loan required to be repaid to the Swingline Lender on such day, the date of such failure and the amount of such Swingline Loan and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request. 52 150769931_9 SECTION 2.06 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Company may request of any Issuing Bank the issuance of Letters of Credit denominated in Agreed Currencies as the applicant thereof for support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the relevant Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company to, or entered into by the Company with, the relevant Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control; provided, however, if such Issuing Bank is requested to issue Letters of Credit with respect to a jurisdiction such Issuing Bank deems, in its reasonable judgment, may at any time subject it to a New Money Credit Event or a Country Risk Event, the Company shall, at the request of such Issuing Bank, guaranty and indemnify such Issuing Bank against any and all costs, liabilities and losses resulting from such New Money Credit Event or Country Risk Event, in each case in a form and substance reasonably satisfactory to such Issuing Bank. The Company unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the support of any Subsidiary’s obligations as provided in the first sentence of this paragraph, the Company will be fully responsible for the reimbursement of LC Disbursements in accordance with the terms hereof, the payment of interest thereon and the payment of fees due under Section 2.12(b) to the same extent as if it were the sole account party in respect of such Letter of Credit (the Company hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of such a Subsidiary that is an account party in respect of any such Letter of Credit). (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the relevant Issuing Bank) to an Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the Agreed Currency applicable thereto, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the relevant Issuing Bank, the Company also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension and subject to Sections 2.04 and 2.11(b), (i) the Dollar Amount of the LC Exposure shall not exceed the LC Sublimit, (ii) the sum of the Dollar Amount of the total Revolving Credit Exposures shall not exceed the Aggregate Commitment, and (iii) the Dollar Amount of the LC Exposure of any Issuing Bank shall not exceed such Issuing Bank’s LC Commitment. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the applicable Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date two years after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, two years after such renewal or extension), subject to automatic renewal for additional one year periods (but not a date later than the date set forth in clause (ii) below) pursuant to the terms of the letter of credit application or other documentation acceptable to the applicable Issuing Bank, and (ii) the date that is five (5) Business Days prior to the Maturity Date; provided that the Company shall be permitted to request the issuance of Letters of Credit having an expiration date in excess of two years after the date of issuance thereof to the extent that the Dollar Amount of the LC Exposure of all such 53 150769931_9 Letters of Credit at any time outstanding shall not exceed $20,000,000 and, in any event, any such Letter of Credit shall expire no later than the date that is five (5) Business Days prior to the Maturity Date. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the relevant Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the relevant Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, any adverse change in the relevant exchange rates or in the availability of the relevant Foreign Currency to any Lender or in the relevant currency markets generally and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Administrative Agent in Dollars the Dollar Amount equal to such LC Disbursement, calculated as of the date such Issuing Bank made such LC Disbursement (or if such Issuing Bank shall so elect in its sole discretion by notice to the Company, in such other Agreed Currency which was paid by such Issuing Bank pursuant to such LC Disbursement in an amount equal to such LC Disbursement) not later than 12:00 noon, Local Time, on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., Local Time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, Local Time, on (i) the Business Day that the Company receives such notice, if such notice is received prior to 10:00 a.m., Local Time, on the day of receipt, or (ii) the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than the Dollar Amount of $1,000,000, the Company may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with (i) to the extent such LC Disbursement was made in Dollars, an ABR Revolving Borrowing, Eurocurrency Revolving Borrowing or Swingline Loan in Dollars in an amount equal to such LC Disbursement or (ii) to the extent that such LC Disbursement was made in a Foreign Currency, a Eurocurrency Revolving Borrowing in such Foreign Currency in an amount equal to such LC Disbursement and, in each case, to the extent so financed, the Company’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing, Eurocurrency Revolving Borrowing or Swingline Loan, as applicable. If the Company fails to make such payment when due (whether through an ABR Revolving Borrowing or otherwise), the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Company in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Company, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to such Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this paragraph, (whether through an ABR Revolving Borrowing or otherwise), the Administrative Agent shall distribute such payment to the relevant Issuing Bank or, to the extent that Lenders have made payments pursuant to this 54 150769931_9 paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse any Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such LC Disbursement. If the Company’s reimbursement of, or obligation to reimburse, any amounts in any Foreign Currency would subject the Administrative Agent, any Issuing Bank or any Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in Dollars, the Company shall, at its option, either (x) pay the amount of any such tax requested by the Administrative Agent, the relevant Issuing Bank or the relevant Lender or (y) reimburse each LC Disbursement made in such Foreign Currency in Dollars, in an amount equal to the Equivalent Amount, calculated using the applicable Exchange Rates, on the date such LC Disbursement is made, of such LC Disbursement. (f) Obligations Absolute. The Company’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any adverse change in the relevant exchange rates or in the availability of the relevant Foreign Currency to the Borrowers or any Subsidiary or in the relevant currency markets generally, or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Banks, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the relevant Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, each Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the Company by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will

55 150769931_9 make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Company of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Company reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans (or in the case such LC Disbursement is denominated in a Foreign Currency, at the Overnight Foreign Currency Rate for such Agreed Currency plus the then effective Applicable Rate with respect to Eurocurrency Revolving Loans); provided that, if the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the relevant Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement of the Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “LC Collateral Account”), an amount in cash equal to 103% of the Dollar Amount of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that (i) the portions of such amount attributable to undrawn Foreign Currency Letters of Credit or LC Disbursements in a Foreign Currency that the Company is not late in reimbursing shall be deposited in the applicable Foreign Currencies in the actual amounts of such undrawn Letters of Credit and LC Disbursements and (ii) the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in clause (h) or (i) of Section 7.01. For the purposes of this paragraph, the Foreign Currency LC Exposure shall be calculated using the applicable Exchange Rates on the date notice demanding cash collateralization is delivered to the Company. The Company also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the Company shall grant the Administrative Agent a security interest in the LC Collateral Account. Other than any interest earned 56 150769931_9 on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the relevant Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three (3) Business Days after all Events of Default have been cured or waived. Further, such amount shall be returned to the Company at such time as the LC Exposure is reduced to zero. (k) Conversion. In the event that the Loans become immediately due and payable on any date pursuant to Section 7.01, all amounts (i) that the Company is at the time or thereafter becomes required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Foreign Currency Letter of Credit (other than amounts in respect of which the Company has deposited cash collateral pursuant to paragraph (j) above, if such cash collateral was deposited in the applicable Foreign Currency to the extent so deposited or applied), (ii) that the Lenders are at the time or thereafter become required to pay to the Administrative Agent and the Administrative Agent is at the time or thereafter becomes required to distribute to the relevant Issuing Bank pursuant to paragraph (e) of this Section in respect of unreimbursed LC Disbursements made under any Foreign Currency Letter of Credit and (iii) of each Lender’s participation in any Foreign Currency Letter of Credit under which an LC Disbursement has been made shall, automatically and with no further action required, be converted into the Dollar Amount, calculated using the Administrative Agent’s currency exchange rates on such date (or in the case of any LC Disbursement made after such date, on the date such LC Disbursement is made), of such amounts. On and after such conversion, all amounts accruing and owed to the Administrative Agent, any Issuing Bank or any Lender in respect of the obligations described in this paragraph shall accrue and be payable in Dollars at the rates otherwise applicable hereunder. (l) Issuing Bank Agreements. Each Issuing Bank agrees that, unless otherwise requested by the Administrative Agent, such Issuing Bank shall report in writing to the Administrative Agent (i) on the first Business Day of each week, the daily activity (set forth by day) in respect of Letters of Credit during the immediately preceding week, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) on or prior to each Business Day on which such Issuing Bank expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the aggregate face amount of the Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension occurred (and whether the amount thereof changed), it being understood that such Issuing Bank shall not permit any issuance, renewal, extension or amendment resulting in an increase in the amount of any Letter of Credit to occur without first obtaining written confirmation from the Administrative Agent that it is then permitted under this Agreement, (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date of such LC Disbursement and the amount of such LC Disbursement, (iv) on any Business Day on which the Company fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount and currency of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request. (m) So long as the issuer thereof is a Lender hereunder, the letters of credit issued prior to the Effective Date and identified on Schedule 2.06 shall be deemed to be Letters of Credit issued hereunder on the Effective Date for all purposes of the Loan Documents. 57 150769931_9 SECTION 2.07 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds (i) in the case of Loans denominated in Dollars, by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders and (ii) in the case of each Loan denominated in a Foreign Currency, by 12:00 noon, Local Time, in the city of the Administrative Agent’s Eurocurrency Payment Office for such currency and at such Eurocurrency Payment Office for such currency; provided that Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the relevant Borrower by promptly crediting the amounts so received, in like funds, to an account of the relevant Borrower in the relevant jurisdiction and designated by such Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the relevant Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date (or in the case of an ABR Borrowing, prior to 12:00 noon, New York City time, on the date of such Borrowing) of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (including without limitation the Overnight Foreign Currency Rate in the case of Loans denominated in a Foreign Currency) or (ii) in the case of such Borrower, the interest rate applicable to such Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.08 Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Revolving Borrowing or RFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to (i) convert at any time, subject to the notice requirements herein, all or any portion of any outstanding ABR Loans into one or more Eurocurrency Borrowings or, after the USD LIBOR Transition Date, RFR Borrowings, (ii) in the case of a Eurocurrency Borrowing or Term RFR Borrowing denominated in Dollars, (A) convert all or any part of any such outstanding Eurocurrency Borrowing or Term RFR Borrowing into ABR Loans or (B) continue any such Eurocurrency Borrowings as Eurocurrency Borrowings or Term RFR Borrowings as Term RFR Borrowings, (iii) in the case of a Daily Simple RFR Loan denominated in Dollars, upon the occurrence of the Interest Payment Date therefor, (A) convert all or any part of any such outstanding Daily Simple RFR Loans into ABR Loans or (B) continue any such Daily Simple RFR Loans as Daily Simple RFR Loans, (iv) in the case of a Eurocurrency Borrowing or Term RFR Borrowing denominated in a Foreign Currency, upon the expiration of any Interest Period, continue any such Eurocurrency Borrowing as Eurocurrency Borrowing or Term RFR Borrowing as Term RFR Borrowing, and (v) in the case of a Daily Simple RFR Loan denominated in a Foreign Currency, upon the occurrence of the Interest Payment Date therefor, continue any such Daily Simple RFR Loans as Daily Simple RFR Loans, all as provided in this Section. A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued. 58 150769931_9 (b) To make an election pursuant to this Section, a Borrower, or the Company on its behalf, shall notify the Administrative Agent of such election (by telephone or irrevocable written notice in the case of a Borrowing denominated in Dollars or by irrevocable written notice (via an Interest Election Request signed by such Borrower, or the Company on its behalf) in the case of a Borrowing denominated in a Foreign Currency) by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request signed by the relevant Borrower, or the Company on its behalf. Notwithstanding any contrary provision herein, this Section shall not be construed to permit any Borrower to (i) change the currency of any Borrowing, (ii) elect an Interest Period for Eurocurrency Loans that does not comply with Section 2.02(d) or (iii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments pursuant to which such Borrowing was made. (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing, a Eurocurrency Borrowing or a Term RFR Borrowing (and, in the case of any Eurocurrency Borrowing or Term RFR Borrowing to be converted or continued, the last day of the Interest Period therefor); and (iv) if the resulting Borrowing is a Eurocurrency Borrowing or a Term RFR Borrowing, the Interest Period and Agreed Currency to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Eurocurrency Borrowing or a Term RFR Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Revolving Borrowing or a Term RFR Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period (i) in the case of a Borrowing denominated in Dollars, such Borrowing shall be converted to an ABR Borrowing and (ii) in the case of a Borrowing denominated in a Foreign Currency in respect of which the applicable Borrower shall have failed to deliver a timely Interest Election Request, such Borrowing shall automatically continue as a Eurocurrency Borrowing in the same Agreed Currency

59 150769931_9 with an Interest Period of one month at the end of such Interest Period unless such Eurocurrency Borrowing is or was repaid in accordance with Section 2.11. If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Daily Simple RFR Loan prior to the Interest Payment Date therefor, then, unless such RFR Loan is repaid as provided herein, such Borrower shall be deemed to have selected that such RFR Loan shall automatically be converted to an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Amount of the applicable Foreign Currency, if applicable) as of such Interest Payment Date. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing denominated in Dollars may be converted to or continued as a Eurocurrency Borrowing or a Term RFR Borrowing, (ii) unless repaid, each Eurocurrency Revolving Borrowing or Term RFR Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto, (iii) unless repaid, each Eurocurrency Revolving Borrowing or Term RFR Borrowing denominated in a Foreign Currency, and each shall automatically be continued as a Eurocurrency Borrowing with an Interest Period of one month at the end of the applicable Interest Period therefor and (iv) all Daily Simple RFR Loans shall automatically be converted to an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Amount of the applicable Foreign Currency, if applicable) immediately. SECTION 2.09 Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date. (b) The Company may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the Dollar Amount of the sum of the Revolving Credit Exposures would exceed the Aggregate Commitment. (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. SECTION 2.10 Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan made to such Borrower on the Maturity Date in the currency of such Loan and (ii) in the case of the Company, to the Swingline Lender the then unpaid principal amount of each Swingline Loan made by the Swingline Lender on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that (x) on each date that a Revolving Borrowing is made, the Company shall repay all Swingline Loans then outstanding and (y) if an AutoBorrow Agreement is in effect with respect to the Swingline Lender, the Company shall repay the Swingline Loans owing to the Swingline Lender on the earlier to occur of the Maturity Date and the date required by such AutoBorrow Agreement. 60 150769931_9 (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Agreed Currency and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it to any Borrower be evidenced by a promissory note. In such event, the relevant Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or its registered assigns). SECTION 2.11 Prepayment of Loans. (a) Any Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with the provisions of this Section 2.11(a). The applicable Borrower, or the Company on behalf of the applicable Borrower, shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Revolving Borrowing, not later than 11:00 a.m., Local Time, (A) in the case of a Daily Simple RFR Loan denominated in Dollars, at least five (5) RFR Business Days before prepayment of such Daily Simple RFR Loan, (B) in the case of a Term RFR Loan denominated in Dollars, at least three (3) RFR Business Days before prepayment of such Term RFR Loan, (C) in the case of a Eurocurrency Borrowing denominated in Dollars, at least three (3) Eurocurrency Banking Days before prepayment of such Eurocurrency Borrowing, (D) in the case of an RFR Loan denominated in any Foreign Currency, at least five (5) RFR Business Days before prepayment of such RFR Loan, and (E) in the case of a Eurocurrency Borrowing denominated in any Foreign Currency, at least four (4) Eurocurrency Banking Days before prepayment of such Eurocurrency Loan, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount and currency of each Borrowing or portion thereof to be prepaid, and whether the prepayment is of Eurocurrency Loans, Daily Simple RFR Loans, Term RFR Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. A notice of prepayment received after the applicable time set forth above shall be deemed received on the next Business Day, RFR Business Day or Eurocurrency Banking Day, as applicable. Promptly following receipt of any such notice relating to a 61 150769931_9 Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) break funding payments pursuant to Section 2.16. (b) If at any time, (i) other than as a result of fluctuations in currency exchange rates, (A) the sum of the aggregate principal Dollar Amount of all of the Revolving Credit Exposures exceeds the Aggregate Commitment, (B) such sum in respect of the Dutch Borrower (the “Dutch Borrower Exposure”) exceeds the Dutch Borrower Sublimit, (C) the aggregate Dollar Amount of the LC Exposure exceeds the LC Sublimit or (D) the aggregate principal outstanding amount of Swingline Loans exceeds the Swingline Sublimit and (ii) solely as a result of fluctuations in currency exchange rates, (A) the sum of the aggregate principal Dollar Amount of all of the outstanding Revolving Credit Exposures (so calculated) exceeds 105% of the Aggregate Commitment, (B) the Dutch Borrower Exposure exceeds 105% of the Dutch Borrower Sublimit or (C) the aggregate Dollar Amount of the LC Exposure exceeds 105% of the LC Sublimit, the Borrowers shall in each case immediately repay Borrowings or cash collateralize LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate principal amount sufficient to cause (1) the aggregate Dollar Amount of all Revolving Credit Exposures (so calculated) to be less than or equal to the Aggregate Commitment, (2) the Dutch Borrower Exposure to be less than or equal to the Dutch Borrower Sublimit, (3) the aggregate Dollar Amount of the LC Exposure to be less than or equal to the LC Sublimit and (4) the aggregate principal outstanding amount of Swingline Loans to be less than or equal to the Swingline Sublimit, as applicable. (c) Limitation on Prepayment of Eurocurrency Loans and RFR Loans. The Borrowers may not prepay any Eurocurrency Borrowings or Term RFR Borrowings on any day other than on the last day of the Interest Period applicable thereto, or any Daily Simple RFR Loan on any day other than an Interest Payment Date therefor, unless such prepayment is accompanied by any amount required to be paid pursuant to Section 2.16 hereof. SECTION 2.12 Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender’s Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Company agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurocurrency Revolving Loans or RFR Revolving Loans on the average daily Dollar Amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the relevant Issuing Bank for 62 150769931_9 its own account a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily Dollar Amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to Letters of Credit issued by such Issuing Bank during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees and commissions (including, without limitation, standard commissions with respect to commercial or performance Letters of Credit, payable at the time of invoice of such amounts) with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third (3rd) Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after written demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Participation fees and fronting fees in respect of Letters of Credit denominated in Dollars shall be paid in Dollars, and participation fees and fronting fees in respect of Letters of Credit denominated in a Foreign Currency shall be paid in such Foreign Currency. (c) The Company agrees to pay to the Administrative Agent and the Lead Arrangers, for their own respective accounts, fees payable in the amounts and at the times separately agreed upon in writing between the Company and the Administrative Agent and/or the Lead Arrangers. (d) All fees payable hereunder shall be paid on the dates due, in Dollars (except as otherwise expressly provided in this Section 2.12) and immediately available funds, to the Administrative Agent (or to the relevant Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances. SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising (i) Daily Simple RFR Loans denominated in Dollars shall bear interest at the applicable Adjusted Daily Simple RFR plus the Applicable Rate, (ii) Daily Simple RFR Loans denominated in a Foreign Currency shall bear interest at the applicable Adjusted Daily Simple RFR plus the Applicable Rate, (iii) Term RFR Borrowings shall bear interest at the applicable Term RFR plus the Applicable Rate for the Interest Period in effect for the applicable Borrowing, and (iv) Eurocurrency Borrowings shall bear interest at the applicable Adjusted Eurocurrency Rate for the Interest Period in effect for the applicable Borrowing plus the Applicable Rate. (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount (including any Eurocurrency Borrowing, Term RFR Borrowing or Daily Simple RFR Loan converted to an ABR Borrowing during an Event of Default pursuant to Section 2.08), 2% plus the rate applicable to ABR Borrowings as provided in paragraph (a) of this Section. Interest shall continue to accrue on the Obligations after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law.

63 150769931_9 (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Revolving Loan or Term RFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest (i) computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), (ii) for Borrowings denominated in Pounds Sterling and Canadian Dollars shall be computed on the basis of a year of 365 days and (iii) for Borrowings denominated in currencies as to which market practice differs from the foregoing in this clause (e), in accordance with such market practice (which the Administrative Agent will disclose to the Lenders at such time), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Eurocurrency Rate or Eurocurrency Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (f) Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields which may be paid by the Borrowers under applicable law. SECTION 2.14 Alternate Rate of Interest. (a) (i) Subject to clause (b) below, in connection with any RFR Loan, a request therefor, a conversion to or continuation thereof or otherwise, if for any reason (A) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Adjusted Daily Simple RFR pursuant to the definition thereof or (y) if Term RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Term RFR for the applicable Interest Period with respect to a proposed Term RFR Borrowing on or prior to the first day of such Interest Period, (B) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange markets with respect to an applicable Foreign Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls) or (C) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Adjusted Daily Simple RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans or (y) if Term RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Term RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such 64 150769931_9 Loans during the applicable Interest Period and, in the case of (x) or (y), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the applicable Borrower. Upon notice thereof by the Administrative Agent to the applicable Borrower, any obligation of the Lenders to make RFR Loans in each such currency, and any right of the relevant Borrower to convert any Borrowings in each such Agreed Currency (if applicable) or continue any Loan as an RFR Loan in each such Agreed Currency, shall be suspended (to the extent of the affected RFR Loans or, in the case of Term RFR Borrowings, the affected Interest Periods) until the Administrative Agent (with respect to clause (C), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the applicable Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans in each such affected Agreed Currency (to the extent of the affected RFR Loans or, in the case of Term RFR Borrowings, the affected Interest Periods) or, failing that, (I) in the case of any request for a borrowing of an affected RFR Loan in Dollars, the relevant Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Borrowings in the amount specified therein and (II) in the case of any request for a borrowing of an affected RFR Loan in a Foreign Currency, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans denominated in Dollars will be deemed to have been converted into ABR Borrowings immediately or, in the case of Term RFR Borrowings, at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans denominated in a Foreign Currency, at the relevant Borrower’s election, shall either (1) be converted into ABR Borrowings denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or, in the case of Term RFR Borrowings, at the end of the applicable Interest Period or (2) be prepaid in full immediately or, in the case of Term RFR Borrowings, at the end of the applicable Interest Period; provided that if no election is made by the applicable Borrower by the date that is three (3) Business Days after receipt by the applicable Borrower of such notice or, in the case of Term RFR Borrowings, the last day of the current Interest Period for the applicable RFR Loan, if earlier, the applicable Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.16. (ii) Subject to clause (b) below, if prior to the commencement of any Interest Period for a Eurocurrency Borrowing (A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurocurrency Rate or the Eurocurrency Rate, as applicable, for such Interest Period (including because the Screen Rate for the applicable currency is not available or published on a current basis), (B) the Administrative Agent is advised by the Required Lenders that the Adjusted Eurocurrency Rate or the Eurocurrency Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period, (C) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered to banks in the London or other applicable offshore interbank market for the applicable currency, amount and Interest Period of such Loan, or (D) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to the applicable Foreign Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls); then, the Administrative Agent shall give notice thereof to the applicable Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice no 65 150769931_9 longer exist, (I) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurocurrency Borrowing shall be ineffective and, unless repaid, (x) in the case of a Eurocurrency Borrowing denominated in Dollars, such Borrowing shall be made as an ABR Borrowing and (y) in the case of a Eurocurrency Borrowing denominated in a Foreign Currency, such Eurocurrency Borrowing shall either, at the Borrowers’ election, (1) be converted into ABR Borrowings denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) at the end of the applicable Interest Period or (2) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrowers by the date that is the earlier of (x) the date that is three (3) Business Days after receipt by the applicable Borrower of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Borrowing, the applicable Borrower shall be deemed to have elected clause (1) above and (II) if any Borrowing Request requests a Eurocurrency Revolving Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing (and if any Borrowing Request requests a Eurocurrency Revolving Borrowing denominated in a Foreign Currency, such Borrowing Request shall be ineffective); provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted. (iii) If, after the date hereof, the introduction of, or any change in, any applicable law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Daily Simple RFR Loan, Term RFR Borrowing or Eurocurrency Borrowing, or to determine or charge interest based upon any applicable RFR, Adjusted Daily Simple RFR, Term RFR, the Eurocurrency Rate or the Adjusted Eurocurrency Rate, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the relevant Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the relevant Borrower that such circumstances no longer exist, (i) any obligation of the Lenders to make RFR Loans or Eurocurrency Borrowings, as applicable, in the affected Agreed Currency or Agreed Currencies, and any right of the relevant Borrower to convert any Loan denominated in Dollars to an RFR Loan or a Eurocurrency Borrowing or continue any Loan as an RFR Loan or a Eurocurrency Borrowing, as applicable, in the affected Agreed Currency or Agreed Currencies shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”, in each case until each such affected Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the relevant Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, (A) convert all RFR Loans or Eurocurrency Borrowings denominated in Dollars to ABR Borrowings or (B) convert all RFR Loans or Eurocurrency Borrowings denominated in an affected Foreign Currency to ABR Borrowings denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”), (I) with respect to Daily Simple RFR Loans, 66 150769931_9 on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple RFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple RFR Loans to such day or (II) with respect to Eurocurrency Borrowings or Term RFR Borrowings, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurocurrency Borrowings or Term RFR Borrowings, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Eurocurrency Borrowings or Term RFR Borrowings, as applicable, to such day. Upon any such prepayment or conversion, the relevant Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.16. (b) (i) Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Loan Document, if the USD LIBOR Transition Date has occurred prior to the Reference Time in respect of any setting of the Adjusted Eurocurrency Rate for Dollars, then (x) if a Benchmark Replacement is determined in accordance with clause (b)(1) or (b)(2) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace the then- current Benchmark with respect to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b)(3) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (B) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrowers may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.14(b)(i)(B) will occur prior to the applicable Benchmark Transition Start Date.

67 150769931_9 (C) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term RFR Transition Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark consisting of an Adjusted Daily Simple RFR (including an Adjusted Daily Simple RFR implemented as a Benchmark Replacement pursuant to Section 2.14(b)(i)(A) or Section 2.14(b)(i)(B)) for the applicable Agreed Currency, then the applicable Benchmark Replacement will replace such Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark for the applicable Agreed Currency setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (C) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrowers a Term RFR Notice with respect to the applicable Term RFR Transition Event. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term RFR Notice after a Term RFR Transition Event and may elect or not elect to do so in its sole discretion. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrowers of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(b)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including any Term RFR, USD LIBOR, EURIBOR, STIBOR or CDOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or 68 150769931_9 non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Borrowings, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Agreed Currency and, failing that, (I) in the case of any request for any affected RFR Loans or a Eurocurrency Borrowings, in each case, denominated in Dollars, if applicable, the relevant Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Borrowings in the amount specified therein and (II) in the case of any request for any affected RFR Loan or Eurocurrency Borrowing, in each case, in a Foreign Currency, if applicable, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans or Eurocurrency Borrowings, in each case, denominated in Dollars, if applicable, will be deemed to have been converted into ABR Loans immediately or, in the case of Term RFR Loans or Eurocurrency Borrowings, at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans or Eurocurrency Borrowings, in each case, denominated in a Foreign Currency, at the relevant Borrower’s election, shall either (a) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or, in the case of Term RFR Loans or Eurocurrency Borrowings, at the end of the applicable Interest Period or (b) be prepaid in full immediately or, in the case of Term RFR Loans or Eurocurrency Borrowings, at the end of the applicable Interest Period; provided that, with respect to any Daily Simple RFR Loan, if no election is made by the applicable Borrower by the date that is three (3) Business Days after receipt by such Borrower of such notice, such Borrower shall be deemed to have elected clause (1) above; provided, further that, with respect to any Eurocurrency Borrowing or Term RFR Borrowing, if no election is made by the applicable Borrower by the earlier of (x) the date that is three (3) Business Days after receipt by such Borrower of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Borrowing or Term RFR Borrowing, such Borrower shall be deemed to have elected clause (a) above. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.16. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate. SECTION 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement (including any compulsory loan requirement, insurance charge or other 69 150769931_9 assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurocurrency Rate) or any Issuing Bank; (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making or maintaining any such Loan or of maintaining its obligation to make any Loan (including, without limitation, pursuant to any conversion of any Borrowing denominated in an Agreed Currency into a Borrowing denominated in any other Agreed Currency) or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (including, without limitation, pursuant to any conversion of any Borrowing denominated in an Agreed Currency into a Borrowing denominated in any other Agreed Currency) or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other Recipient hereunder, whether of principal, interest or otherwise (including, without limitation, pursuant to any conversion of any Borrowing denominated in an Agreed Currency into a Borrowing denominated in any other Agreed Currency), then the applicable Borrower will pay to such Lender, such Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the applicable Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay, or cause the other Borrowers to pay, such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Company 70 150769931_9 of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (e) All of the obligations of the Loan Parties under this Section 2.15 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any principal of any Daily Simple RFR Loan on a date other than on the Interest Payment Date therefor (including as a result of an Event of Default), Term RFR Loan or any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan or RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith) or the failure to make any payment when due of any amount due hereunder in connection with a Eurocurrency Loan or an RFR Loan, or (d) the assignment of any Daily Simple RFR Loan other than on the Interest Payment Date therefor or any Eurocurrency Loan or Term RFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense (but not lost profits) attributable to such event. Such loss, cost or expense to any Lender shall be, in the case of a Eurocurrency Borrowing, deemed to include an amount determined by such Lender in its sole discretion, to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Eurocurrency Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid (whether or not such bid was in fact submitted), at the commencement of such period, for deposits in the relevant currency of a comparable amount and period from other banks for Eurocurrency Loans in the London or other applicable offshore interbank market for such currency, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower (through the Administrative Agent) and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. SECTION 2.17 Taxes. (a) Payment Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

71 150769931_9 (b) Payment of Other Taxes by the Borrowers. The relevant Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, if any, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the relevant Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. For the avoidance of doubt, neither the Dutch Borrower nor any Loan Party described in clause (iii) of the definition of “Required Subsidiary” shall have any obligation to indemnify for Indemnified Taxes in respect of any other Loan Party, other than Indemnified Taxes in respect of the Dutch Borrower or another Loan Party described in clause (iii) of the definition of “Required Subsidiary”. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such 72 150769931_9 completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals or copies of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable; (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals or copies of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals or copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals or copies of IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals or copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax 73 150769931_9 Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals or copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. For the purposes of this Section 2.17(f), the Administrative Agent shall be treated as a Lender, except that the Administrative Agent shall be required to deliver the forms and documentation specified in this Section 2.17(f) to the Company. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this 74 150769931_9 paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes the Issuing Bank and the term “applicable law” includes FATCA. SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to (i) in the case of payments denominated in Dollars, 12:00 noon, New York City time and (ii) in the case of payments denominated in a Foreign Currency, 12:00 noon, Local Time, in the city of the Administrative Agent’s Eurocurrency Payment Office for such currency, in each case on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made (i) in the same currency in which the applicable Credit Event was made (or where such currency has been converted to Euro, in Euro) and (ii) to the Administrative Agent at its offices at MAC D1109-019, 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28262 or, in the case of a Credit Event denominated in a Foreign Currency, the Administrative Agent’s Eurocurrency Payment Office for such currency, except payments to be made directly to an Issuing Bank or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments denominated in the same currency received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Notwithstanding the foregoing provisions of this Section, if, after the making of any Credit Event in any Foreign Currency, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Credit Event was made (the “Original Currency”) no longer exists or any Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by such Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder from any Borrower, such funds shall be applied as set forth in Section 7.03. (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in

75 150769931_9 LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements and Swingline Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the relevant Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or each Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (including without limitation the Overnight Foreign Currency Rate in the case of Loans denominated in a Foreign Currency). (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender and for the benefit of the Administrative Agent, the Swingline Lender or the applicable Issuing Bank to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash collateral for, and application to, any future funding obligations of such Lender under any such Section; in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such 76 150769931_9 Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15, (ii) any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender becomes a Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. SECTION 2.20 Expansion Option. (a) The Company or the Dutch Borrower may from time to time elect to (i) increase the Commitments (each, a “Revolving Commitment Increase”) and/or (ii) enter into one or more tranches of term loans (each an “Incremental Term Loan” and, together with the Revolving Commitment Increases, the “Incremental Increases”), in each case in a minimum amount of $20,000,000 and in integral multiples of $5,000,000 in excess thereof so long as, after giving effect thereto, the aggregate amount of such increases and all such Incremental Term Loans and Incremental Equivalent Indebtedness, in each case incurred after the Effective Date, does not exceed the Incremental Facilities Limit. (b) The Company or the Dutch Borrower may arrange for any Incremental Increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, or to participate in such Incremental Term Loans, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”), to provide a Commitment, or to participate in such Incremental Term Loans, as the case may be; provided that each Augmenting Lender, shall be subject to the approval of the Company, the Administrative Agent and, solely with respect to an increase in the Commitments, each Issuing Bank and the Swingline Lender (such consents not to be unreasonably withheld) to the extent any such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable, to such Augmenting Lender. Each proposed Increasing Lender may elect or decline, in its sole discretion, and shall notify the Administrative Agent whether it agrees, to provide an Incremental Increase and, if so, whether by an amount equal to, greater than or less than requested. Any Person not responding within such time period set forth in any such request shall be deemed to have declined to provide an Incremental Increase. No consent of any Lender (other than the Lenders participating in the Incremental Increase) shall be required for any increase in Commitments or Incremental Term Loan pursuant to this Section 2.20. Incremental Increases created pursuant to this Section 2.20 shall become effective on the date agreed by 77 150769931_9 the Company, the Administrative Agent and the relevant Increasing Lenders and/or Augmenting Lenders and the Administrative Agent shall notify each Lender thereof. (c) Notwithstanding the foregoing, (x) no Incremental Increase shall become effective under this Section 2.20 unless, (i) on the proposed date of the effectiveness of such increase or Incremental Term Loans, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders (which, in the case of an Incremental Term Loan incurred to finance a Limited Condition Acquisition, shall be subject to Section 1.06) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company and (B) the Company shall be in compliance (on a pro forma basis reasonably acceptable to the Administrative Agent) with the covenants contained in Section 6.11 (which, in the case of an Incremental Term Loan incurred to finance a Limited Condition Acquisition, shall be subject to Section 1.06) and (ii) the Administrative Agent shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such increase, and (y) no Revolving Commitment Increase shall increase the Dutch Borrower Sublimit. (d) On the effective date of any Incremental Increase being made, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Applicable Percentage of such outstanding Revolving Loans, and (ii) except in the case of any Incremental Term Loans, the Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the applicable Borrower, or the Company on behalf of the applicable Borrower, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurocurrency Loan and RFR Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. (e) Each Incremental Term Loan (i) shall rank pari passu in right of payment with the Revolving Loans and shall be secured by the Collateral on a pari passu basis with the Revolving Loans, subject to the terms set forth herein, (ii) shall not mature earlier than the Maturity Date (but may have amortization and customary mandatory prepayments prior to such date) (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing which does not mature prior to the date set forth above), (iii) shall be on terms (including, without limitation, covenants, defaults, guaranties and remedies, but excluding as to interest rate, mandatory prepayments, call protection, redemption premiums, amortization and most favored nation provisions), taken as a whole, no more restrictive or onerous to the Company and its Subsidiaries than the terms applicable to the Revolving Loans, taken as a whole, unless such terms (x) apply only after the Maturity Date or (y) also apply to the Revolving Loans (which may be achieved via an Incremental Amendment without any action or vote of any other Lender) and (iv) may be priced differently than the Revolving Loans. (f) Each such Revolving Commitment Increase shall have the same terms, including maturity, Applicable Rate and commitment fees, as the Commitments; provided that the Applicable Rate or commitment fees or interest rate floor applicable to any Revolving Commitment Increase may be higher than the Applicable Rate or commitment fees or interest rate floor applicable to the Commitments if the Applicable Rate or commitment fees or interest rate floor applicable to the Commitments are increased to 78 150769931_9 equal the Applicable Rate and commitment fees and interest rate floor applicable to such Revolving Commitment Increase. (g) Incremental Increases shall be effected pursuant to an amendment or amendment and restatement (an “Incremental Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Increasing Lender participating in such Incremental Increase, each Augmenting Lender participating in such Incremental Increase, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement (other than Section 6.11) and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.20. Nothing contained in this Section 2.20 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder, or provide Incremental Term Loans, at any time. SECTION 2.21 Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article II and Article IV with respect to any Credit Event to be effected in any Foreign Currency, if (i) there shall occur on or prior to the date of such Credit Event any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent, the relevant Issuing Bank (if such Credit Event is a Letter of Credit) or the Required Lenders make it impracticable for the Borrowings or Letters of Credit comprising such Credit Event to be denominated in the Agreed Currency specified by the applicable Borrower, (ii) an Equivalent Amount of such currency is not readily calculable, (iii) such currency is not readily available, freely transferable and convertible into Dollars, or (iv) such currency no longer being a currency in which the Required Lenders are willing to make Loans or in which the relevant Issuing Bank (if such Credit Event is a Letter of Credit) is willing to issue a Letter of Credit, then the Administrative Agent shall forthwith give notice thereof to such Borrower, the Lenders and, if such Credit Event is a Letter of Credit, the relevant Issuing Bank, and such Credit Events shall not be denominated in such Agreed Currency but shall, except as otherwise set forth in Section 2.07, be made on the date of such Credit Event in Dollars, (a) if such Credit Event is a Borrowing, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related request for a Credit Event or Interest Election Request, as the case may be, as ABR Loans, unless such Borrower notifies the Administrative Agent at least one (1) Business Day before such date that (i) it elects not to borrow on such date or (ii) it elects to borrow on such date in a different Agreed Currency, as the case may be, in which the denomination of such Loans would in the reasonable opinion of the Administrative Agent and the Required Lenders be practicable (and otherwise available under this Section 2.21) and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related request for a Credit Event or Interest Election Request, as the case may be or (b) if such Credit Event is a Letter of Credit, in a face amount equal to the Dollar Amount of the face amount specified in the related request or application for such Letter of Credit, unless such Borrower notifies the Administrative Agent at least one (1) Business Day before such date that (i) it elects not to request the issuance of such Letter of Credit on such date or (ii) it elects to have such Letter of Credit issued on such date in a different Agreed Currency, as the case may be, in which the denomination of such Letter of Credit would in the reasonable opinion of the relevant Issuing Bank, the Administrative Agent and the Required Lenders be practicable (and otherwise available under this Section 2.21) and in face amount equal to the Dollar Amount of the face amount specified in the related request or application for such Letter of Credit, as the case may be. SECTION 2.22 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York City office on the Business Day preceding that on which final,

79 150769931_9 non-appealable judgment is given (which exchange rate may be the Exchange Rate). The obligations of each Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 2.18, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to such Borrower. SECTION 2.23 Senior Debt. The Company hereby designates all Obligations now or hereinafter incurred or otherwise outstanding, and agrees that the Obligations shall at all times constitute, senior indebtedness and designated senior indebtedness, or terms of similar import, which are entitled to the benefits of the subordination provisions of all Subordinated Indebtedness. SECTION 2.24 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided, that, except as otherwise provided in Section 9.02, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby; (c) if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of each Issuing Bank with outstanding Letters of Credit only the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after 80 150769931_9 giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the Company cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Banks or any other Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Company in accordance with Section 2.24(c), and participating interests in any such newly made Swingline Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.24(c)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event with respect to a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or such Issuing Bank, as the case may be, shall have entered into arrangements with the Company or such Lender, satisfactory to the Swingline Lender or such Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Company, the Swingline Lender and the Issuing Banks each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. SECTION 2.25 Illegality. If, in any applicable jurisdiction, the Administrative Agent, any Issuing Bank or any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any Issuing Bank or any Lender to (a) perform 81 150769931_9 any of its obligations hereunder or under any other Loan Document, (b) to fund or maintain its participation in any Loan or Letter of Credit or (c) issue, make, maintain, fund or charge interest or fees with respect to any credit extension to any Borrower who is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Company, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such credit extension shall be suspended, and to the extent required by applicable law, cancelled. Upon receipt of such notice, the Loan Parties shall, (i) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Company or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable law), (ii) to the extent applicable to an Issuing Bank, cash collateralize that portion of LC Exposure comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise cash collateralized and (iii) take all reasonable actions requested by such Person to mitigate or avoid such illegality. SECTION 2.26 Change of Currency. (a) The obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London or applicable offshore interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. SECTION 2.27 Additional Agreed Currencies. (a) The Borrowers may from time to time request that (i) Revolving Loans be made in a currency other than those specifically listed in the definition of “Agreed Currency” and/or (ii) Letters of Credit be issued in a currency other than those specifically listed in the definition of “Agreed Currency”; provided that such requested currency is (A) a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (B) dealt with in the London or other applicable offshore interbank deposit market and (C) for which no central bank or other governmental authorization in the country of issue of such currency is required to give authorization for the use of such currency by any Lender for making Loans or any Issuing Bank for issuing Letters of Credit, as applicable, unless such authorization has been obtained and remains in full force and effect. In the case of any such request with respect to the making of Revolving Loans, such request shall be subject to the approval of the 82 150769931_9 Administrative Agent and each of the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent, each of the Lenders and the applicable Issuing Bank. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., (i) with respect to a request for an additional Agreed Currency, twenty (20) Business Days prior to the date of the desired Credit Event (or such other time or date as may be agreed by the Administrative Agent in its sole discretion) or (ii) with respect to a request for an additional Agreed Currency for issuance of Letters of Credit, five (5) Business Days prior to the date of the desired Letter of Credit (or such other time or date as may be agreed by the applicable Issuing Bank, in its sole discretion with notice to the Administrative Agent). Each such request shall also identify the applicable benchmark rate that is to apply to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, such requested additional Agreed Currency. In the case of any such request pertaining to Revolving Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the Issuing Bank thereof. Each Lender (in the case of any such request pertaining to Revolving Loans) shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Revolving Loans in such requested currency and the usage of such benchmark rate. The applicable Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., three Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency and the usage of such benchmark rate. Any failure by a Lender or the applicable Issuing Bank, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable Issuing Bank, as the case may be, to permit Revolving Loans to be made or Letters of Credit to be issued in such requested currency and such benchmark rate to be used. If the Administrative Agent and all the Lenders consent to making Revolving Loans in such requested currency and using such benchmark rate, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an Agreed Currency hereunder for purposes of any borrowings of Revolving Loans; and if the Administrative Agent, all the Lenders and the applicable Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an Agreed Currency hereunder for purposes of any Letter of Credit issuances by such Issuing Bank. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 2.27, the Administrative Agent shall promptly so notify the Borrowers. In connection with any approved request for an Agreed Currency, the Administrative Agent will have the right to make any technical, administrative or operational changes that the Administrative Agent decides may be appropriate to reflect the inclusion of such Agreed Currency and the adoption and implementation of the benchmark rate applicable thereto and to permit the administration thereof by the Administrative Agent from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. ARTICLE III Representations and Warranties Each Borrower represents and warrants to the Lenders that:

83 150769931_9 SECTION 3.01 Organization; Powers; Subsidiaries. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, has all requisite organizational power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent such concept is applicable) in, every jurisdiction where such qualification is required. As of the Effective Date, Schedule 3.01 hereto (as supplemented from time to time) identifies each Subsidiary, noting whether such Subsidiary is a Material Subsidiary, Immaterial Subsidiary and/or a Material First-Tier Foreign Subsidiary as of the Effective Date, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Company and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares and other nominal shares, in each case as required by law), a description of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and non-assessable (to the extent that such concept is applicable in the relevant jurisdiction) and all such shares and other equity interests indicated on Schedule 3.01 as of the Effective Date as owned by the Company or another Subsidiary are owned, beneficially and of record, by the Company or any Subsidiary free and clear of all Liens. There are no outstanding commitments or other obligations of the Company or any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other Equity Interests of the Company or any Subsidiary, except pursuant to the Company’s Rights Agreement as in effect on the Effective Date. No Loan Party nor any Subsidiary thereof is an Affected Financial Institution. SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, shareholder action. The Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Administrative Agent for filing and/or recordation, as of the Effective Date and (iii) those which, if not obtained or made, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (b) will not violate any applicable material law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment thereunder to be made by the Company or any of its Subsidiaries which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries. SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders its combined balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2020 reported on by KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year 84 150769931_9 ended September 30, 2021, each certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) Since December 31, 2020, there has been no event, development or circumstance that has resulted in or caused a Material Adverse Effect. SECTION 3.05 Properties. (a) Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for Permitted Liens and defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. (b) Each of the Company and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property necessary to its business, and the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting the Company or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions. There are no labor controversies pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve this Agreement or the Transactions. (b) Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. SECTION 3.07 Compliance with Laws and Agreements. Each of the Company and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, material agreements and other material instruments binding upon it or its property, except where in any such case the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08 Investment Company Status. Neither the Company nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09 Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books 85 150769931_9 adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.10 ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect, and (b) as of the Effective Date, no Borrower is nor will any Borrower be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments. SECTION 3.11 Disclosure. As of the Effective Date, the Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. As of the Effective Date, all of the information included in the Beneficial Ownership Certification is true and correct. SECTION 3.12 Federal Reserve Regulations. No part of the proceeds of any Loan have been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X. SECTION 3.13 [Reserved]. SECTION 3.14 No Default. No Default or Event of Default has occurred and is continuing. SECTION 3.15 [Reserved]. SECTION 3.16 Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date, the Company and its Subsidiaries, taken as a whole, are and will be Solvent. SECTION 3.17 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (a) None of (i) the Company, any Subsidiary or to the knowledge of the Company or such Subsidiary any of their respective directors, officers, employees or Affiliates, or (ii) to the knowledge of the Company, any agent or representative of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, in each case, is, or is owned 50% or more, individually or in the aggregate, directly or indirectly, or controlled by persons that are, a Sanctioned Person or currently the subject or target of any Sanctions or is located, organized or resident in a Sanctioned Country. (b) The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees and to the knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws, Anti-Money Laundering 86 150769931_9 Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that could reasonably be expected to result in the Company being designated as a Sanctioned Person. SECTION 3.18 Embargoed Persons. None of the Company’s or its Subsidiaries’ assets constitute property of, or are beneficially owned, directly or indirectly, by any Person targeted by economic or trade sanctions under United States law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq. (the “Trading With the Enemy Act”), any of the foreign assets control regulations of the Treasury (31 C.F.R., Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or regulations promulgated thereunder or executive order relating thereto (which includes, without limitation, (i) Executive Order No. 13224, effective as of September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (ii) the USA PATRIOT Act), if the result of such ownership would be that any Loan made by any Lender would be in violation of law (“Embargoed Person”). For purposes of determining whether or not a representation is true under this Section 3.18, the Company shall not be required to make any investigation into (i) the ownership of publicly traded stock or other publicly traded securities or (ii) the beneficial ownership of any collective investment fund. SECTION 3.19 Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable perfected first priority Lien, subject to Liens permitted under Section 6.02, on all right, title and interest of the respective Loan Parties in the Collateral, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal bankruptcy laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. ARTICLE IV Conditions SECTION 4.01 Effective Date. The obligations of the Lenders to make the initial Loans and of any Issuing Bank to issue the initial Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied: (a) Executed Loan Documents. The Administrative Agent (or its counsel) shall have received from (i) each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) each Loan Party either (A) a counterpart of the Reaffirmation Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of the Reaffirmation Agreement) that such Loan Party has signed a counterpart of the Reaffirmation Agreement. (b) Personal Property Collateral. (i) Filings and Recordings. The Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests

87 150769931_9 constitute valid and perfected first priority Liens thereon (subject to Liens permitted under Section 6.02). (ii) Lien Search. The Administrative Agent shall have received the results of a Lien search, in form and substance reasonably satisfactory to the Administrative Agent, made against the Loan Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Loan Party, indicating among other things that the assets of each such Loan Party are free and clear of any Lien (except for Liens permitted under Section 6.02). (iii) Property and Liability Insurance. The Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, evidence of property, business interruption and liability insurance covering each US Loan Party (with appropriate endorsements naming the Administrative Agent as lender’s loss payee on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies. (iv) Other Collateral Documentation. The Administrative Agent shall have received any documents as required by the terms of the Collateral Documents to evidence its security interest in the Collateral. (c) Legal Opinions. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) Kirkland & Ellis LLP, special U.S. counsel for the Loan Parties, (ii) Gordon Rees Scully Mansukhani, LLP, special counsel to Prime Equipment Group, LLC, JBT Lektro, Inc., Proseal America, Inc. and A & B Process Systems Corp., and (iii) Houthoff London LLP, in each case covering such customary matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Company hereby requests such counsels to deliver such opinions. (d) Financial Information. The Lenders shall have received, in form and substance reasonably satisfactory to the Lead Arrangers (i) the Company’s filed Form 10-K for the fiscal year ended December 31, 2020 and (ii) financial statement projections through and including the Company’s 2026 fiscal year, together with such information pertaining thereto as the Administrative Agent and the Lenders shall reasonably request (including, without limitation, a detailed description of the assumptions used in preparing such projections). (e) Secretary’s Certificates. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and, if applicable, good standing of the initial Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel. (f) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02. (g) Governmental and Third Party Approvals. The Administrative Agent shall have received evidence reasonably satisfactory to it that all corporate, governmental, regulatory and third party approvals necessary or, in the reasonable discretion of the Administrative Agent, advisable in connection 88 150769931_9 with the Transactions and the continuing operations of the Company and its Subsidiaries have been obtained and are in full force and effect. (h) Fees and Expenses. The Administrative Agent and each Lender shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder and for which invoices have been presented reasonably in advance of the Effective Date. (i) Dutch Borrower Works Council Confirmation. The Administrative Agent shall have received from the Dutch Borrower a confirmation by an authorized signatory of the Dutch Borrower that there is no works council with jurisdiction over the transactions as envisaged by any Loan Document, or, if a works council is established, a confirmation that all consultation obligations in respect of such works council have been complied with and that positive unconditional advice has been obtained, attaching a copy of such advice and a copy of the request for such advice. (j) Existing Indebtedness. The Administrative Agent shall have received evidence reasonably satisfactory to it that all Indebtedness not permitted to be outstanding under this Agreement has been terminated and cancelled and any and all indebtedness thereunder shall have been fully repaid. (k) PATRIOT Act, Etc.. (i) The Administrative Agent and the Lenders shall have received, at least five (5) Business Days prior to the Effective Date, the documentation and other information requested by the Administrative Agent in order to comply with requirements of the USA PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations. (ii) Each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Borrower, in each case at least five (5) Business Days prior to the Effective Date. Without limiting the generality of the provisions of Article VIII, for purposes of determining compliance with the conditions specified in this Section 4.01, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto. SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) Subject to Section 1.06 with respect to any Incremental Term Loan incurred to finance a Limited Condition Acquisition, the representations and warranties of the Borrowers set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent that any such representation and warranty is made as of a specific date in which case such representation and warranty shall have been true and correct in all material respects as of such date. 89 150769931_9 (b) Subject to Section 1.06 with respect to any Incremental Term Loan used to finance a Limited Condition Acquisition, at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing. Unless the conditions set forth in this Section 4.02 have been waived in accordance with Section 9.02, each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. ARTICLE V Affirmative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements and Other Information. The Company will furnish to the Administrative Agent, which shall promptly make such information available to the Lenders in accordance with its customary practice: (a) within ninety (90) days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.11, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (iv) identifying each Subsidiary of the Company that, as of the date of such financial statements, constitutes a Material First-Tier Foreign Subsidiary or an Immaterial Subsidiary, and (v) setting forth a calculation of the Total Net Leverage Ratio as of the date of such financial statements; 90 150769931_9 (d) promptly upon the request thereof, such other information and documentation required under applicable “know your customer” rules and regulations, the PATRIOT Act or any applicable Anti-Money Laundering Laws, in each case as from time to time reasonably requested by the Administrative Agent or any Lender; (e) as soon as available, but in any event not more than sixty (60) days after the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated balance sheet, statement of operation and funds flow statement) of the Company for each quarter of the upcoming fiscal year in form reasonably satisfactory to the Administrative Agent; (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be; and (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent, on behalf of itself or any Lender, may reasonably request. Documents required to be delivered pursuant to clauses (a), (b) and (f) of this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System; provided that the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the filing of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., .pdf copies) of such documents. SECTION 5.02 Notices of Material Events. The Company will furnish to the Administrative Agent, which shall promptly make such information available to the Lenders in accordance with its customary practice, prompt written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Existence; Conduct of Business. Except as otherwise expressly permitted herein, the Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, privileges, franchises, governmental authorizations and intellectual property rights necessary to

91 150769931_9 the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted to the extent the failure to maintain such authority could reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. SECTION 5.04 Payment of Obligations. The Company will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05 Maintenance of Properties; Insurance. The Company will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, it being agreed that the insurance maintained as of the date hereof is sufficient for the business currently maintained by the Company and its Subsidiaries. SECTION 5.06 Books and Records; Inspection Rights. The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, but in the absence of a Default no more than once per calendar year. SECTION 5.07 Compliance with Laws and Material Contractual Obligations. The Company will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including without limitation Environmental Laws) and (ii) perform in all material respects its obligations under material agreements to which it is a party, in each case except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.08 Use of Proceeds. (a) The proceeds of the Loans will be used only for working capital needs, and for general corporate purposes (including Permitted Acquisitions and the payment of fees and expenses associated with this Agreement), of the Company and its Subsidiaries in the ordinary course of business. (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. (c) The Borrowers will not request any Loan or Letter of Credit, and the Borrowers shall not use, and shall use commercially reasonable efforts to ensure that their respective Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or 92 150769931_9 giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti- Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.09 Additional Subsidiaries. (a) Additional Subsidiaries. As promptly as possible but in any event within sixty (60) days (or such later date as may be agreed by the Administrative Agent) after the creation or acquisition of any Subsidiary that is a Required Subsidiary (or after any Subsidiary otherwise becomes a Required Subsidiary), the Company shall (x) provide the Administrative Agent with written notice thereof, (y) deliver to the Administrative Agent such original certificated Equity Interests or other certificates and stock or other transfer powers evidencing the Equity Interests of such Subsidiary (solely to the extent such Equity Interests are certificated) and (z) cause such Subsidiary to (i) become a Subsidiary Guarantor by delivering to the Administrative Agent a duly executed supplement to the applicable Subsidiary Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a security interest in all Collateral (subject to the requirements set forth in the applicable Collateral Documents) owned by such Subsidiary by delivering to the Administrative Agent a duly executed supplement to each applicable Collateral Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Collateral Document, (iii) deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 4.01 that are applicable to such Subsidiary as may be reasonably requested by the Administrative Agent, and (iv) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent in connection with the actions under this Section 5.09(a), all in form, content and scope reasonably satisfactory to the Administrative Agent. (b) Additional Material First-Tier Foreign Subsidiaries and Foreign Holding Companies. Notify the Administrative Agent promptly after any Person becomes a Material First-Tier Foreign Subsidiary or Foreign Holding Company, and promptly thereafter (and, in any event, within sixty (60) days after such notification, as such time period may be extended by the Administrative Agent in its sole discretion), cause (i) the applicable US Loan Party to deliver to the Administrative Agent Collateral Documents pledging sixty-five percent (65%) of the total outstanding voting Equity Interests and one hundred percent (100%) of the non-voting Equity Interests of any such new Material First-Tier Foreign Subsidiary or Foreign Holding Company (including, without limitation, to the extent required under the applicable Collateral Documents, original certificated Equity Interests (or the equivalent thereof pursuant to the applicable laws and practices of any relevant foreign jurisdiction) evidencing the Equity Interests of such new Material First-Tier Foreign Subsidiary or Foreign Holding Company, together with an appropriate undated stock or other transfer power for each certificate duly executed in blank by the registered owner thereof), (ii) the applicable US Loan Party to deliver to the Administrative Agent such updated Schedules to the Collateral Documents as requested by the Administrative Agent with regard to such Person and (iii) the applicable US Loan Party or such Person to deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent. (c) Immaterial Subsidiaries. Notwithstanding the terms of this Section 5.09 to the contrary, in the event that, as of the last day of the most recently completed period of four (4) consecutive fiscal quarters for which the Company has delivered financial statements pursuant hereto: (i) with respect to Immaterial Subsidiaries that are Domestic Subsidiaries, if (A) the consolidated assets of all such Immaterial Subsidiaries that are Domestic Subsidiaries and are not Loan Parties (other than any Foreign Holding Company) as of the 93 150769931_9 last day of such period exceed 15% of the consolidated assets of the Company and its Domestic Subsidiaries as of such date or (B) the consolidated revenues of all such Immaterial Subsidiaries that are Domestic Subsidiaries and are not Loan Parties (other than any Foreign Holding Company) for such period exceed 15% of the consolidated revenues of the Company and its Domestic Subsidiaries for such period, the Company shall designate one or more Immaterial Subsidiaries that are Domestic Subsidiaries to be a Required Subsidiary as may be necessary such that the foregoing aggregate limit or limits shall not be exceeded, and any such Subsidiary shall thereafter be deemed to be a Required Subsidiary hereunder and shall comply with the provisions set forth in Section 5.09(a); provided that no Domestic Subsidiary that is an Excluded Subsidiary (other than solely as being an Immaterial Subsidiary) shall be required to become a Loan Party; and (ii) with respect to Immaterial Subsidiaries that are Subsidiaries of the Dutch Borrower, if (A) the consolidated assets of all such Immaterial Subsidiaries that are Subsidiaries of the Dutch Borrower and not Loan Parties as of the last day of such period exceed 15% of the consolidated assets of the Dutch Borrower and its Subsidiaries as of such date or (B) the consolidated revenues of all such Immaterial Subsidiaries that are Subsidiaries of the Dutch Borrower and not Loan Parties for such period exceed 15% of the consolidated revenues of the Dutch Borrower and its Subsidiaries for such period, the Company shall designate one or more Immaterial Subsidiaries that are Subsidiaries of the Dutch Borrower to be a Required Subsidiary as may be necessary such that the foregoing aggregate limit or limits shall not be exceeded, and any such Subsidiary shall thereafter be deemed to be a Required Subsidiary hereunder and shall comply with the provisions set forth in Section 5.09(a); provided that no Subsidiary of the Dutch Borrower that is an Excluded Subsidiary (other than solely as being an Immaterial Subsidiary) shall be required to become a Loan Party. SECTION 5.10 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation; Anti- Money Laundering Laws and Sanctions. The Company will (a) maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein, and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. SECTION 5.11 Further Assurances. The Company will, and will cause each of its Subsidiaries to execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Collateral Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Company also agrees to provide to the Administrative Agent, from time to time upon the reasonable request by the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents. SECTION 5.12 Post-Closing Matters. The Company will, and will cause each of its Subsidiaries to, execute and deliver the documents and complete the tasks set forth on Schedule 5.12, in each case within 94 150769931_9 the time periods specified on such schedule (as such time periods may be extended by the Administrative Agent in its reasonable discretion). ARTICLE VI Negative Covenants Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness. (a) The Company will not create, incur, assume or permit to exist any Indebtedness except: (i) the Obligations; (ii) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness with Indebtedness of a similar type that does not increase the outstanding principal amount thereof; (iii) Guarantees by the Company of Indebtedness of any Subsidiary permitted pursuant to 6.01(b); (iv) Indebtedness as an account party in respect of trade letters of credit; (v) Indebtedness under Sale and Leaseback Transactions permitted under Section 6.10; (vi) Indebtedness consisting of deferred purchase price or notes issued to officers, directors and employees to purchase or redeem Equity Interests to the extent that such purchases or redemptions are otherwise permitted hereunder; (vii) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price (excluding earn-out obligations, seller debt, and deferred purchase price payment obligations in respect of Permitted Acquisitions) or similar obligations, or from guarantees or letters of credit, securing the performance of the Company pursuant to such agreements, in connection with Permitted Acquisitions; (viii) obligations under incentive, non-compete, consulting, deferred compensation, or other similar arrangements; (ix) Indebtedness incurred in connection with the financing of insurance premiums so long as such Indebtedness shall not exceed the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance premiums for the period in which such Indebtedness is incurred; (x) Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protections and deposit accounts;

95 150769931_9 (xi) senior unsecured Indebtedness of the Company; provided that (A) after giving pro forma effect to the incurrence of such Indebtedness, (1) the Company shall be in compliance with a Total Net Leverage Ratio not in excess of 5.75 to 1.00 (based on the financial statements for the most recent fiscal quarter end for which financial statements have been provided), and (2) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (B) such Indebtedness shall be pari passu or subordinated in right of payment to the Obligations, (C) such Indebtedness will not have any scheduled amortization in excess of customary market practice for such an instrument, mandatory redemption, mandatory repayment or mandatory prepayment, sinking fund or similar payments (other than asset sale, change of control, fundamental change or similar mandatory offers to repurchase customary for high-yield or convertible debt securities) or have a final maturity date, in each case, prior to the date occurring ninety-one (91) days following the Maturity Date or have a weighted average life to maturity shorter than any outstanding Incremental Term Loans in effect as of the date such indebtedness is incurred (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing which does not mature prior to the date set forth above), (D) the terms of such Indebtedness (including, without limitation, all covenants, defaults, guaranties and remedies, but excluding as to interest rate, call protection and redemption premiums), taken as a whole, are no more restrictive or onerous on the Company and its Subsidiaries than the terms applicable to the Company and its Subsidiary pursuant to this Agreement and the other Loan Documents, taken as a whole, and (E) such Indebtedness shall not be recourse to, or guaranteed by, any Person other than the Company, unless such Person is a Loan Party; (xii) Indebtedness of the Company in respect of letters of credit, bank guarantees or similar instruments issued to support obligations and trade letters of credit (other than obligations in respect of other Indebtedness) in the ordinary course of business (including any Secured Bilateral Letter of Credit Facilities) in an aggregate amount, when aggregated with the aggregate principal amount of Indebtedness of any Subsidiary incurred pursuant to Section 6.01(b)(vii), not to exceed $75,000,000 at any time outstanding; (xiii) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets (whether by Permitted Acquisition or otherwise) or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (xiii), when aggregated with the aggregate principal amount of similar purchase money Indebtedness of any Subsidiary incurred pursuant to Section 6.01(b)(v), shall not exceed $50,000,000 at any time outstanding; (xiv) Indebtedness consisting of earn-out obligations, seller debt, and unsecured deferred purchase price obligations in respect of Permitted Acquisitions; provided that the aggregate principal amount of Indebtedness permitted by this clause (xiv), when aggregated with the aggregate principal amount of similar Indebtedness of any Subsidiary pursuant to Section 6.01(b)(xiv), shall not exceed $50,000,000 at any time outstanding; 96 150769931_9 (xv) Indebtedness of the Company in an aggregate principal amount, that when aggregated with the aggregate principal amount of similar Indebtedness of any Subsidiary incurred pursuant to Section 6.01(b)(xv), shall not exceed ten percent (10%) of Consolidated Total Tangible Assets (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)) at any time outstanding; provided that any such Indebtedness secured by any assets of the Company or any Subsidiary is permitted under Section 6.02(f); (xvi) Indebtedness in respect of any Permitted Receivables Financing in an aggregate amount, when aggregated with the aggregate principal amount of similar Indebtedness of any Subsidiary pursuant to Section 6.01(b)(xvii), shall not exceed $200,000,000 at any time outstanding; and (xvii) Indebtedness in lieu of Incremental Increases incurred by the Company or the Dutch Borrower in the form of senior secured first lien notes and/or term loans or junior lien term loans or notes, subordinated term loans or notes or senior unsecured term loans or notes, or any customary bridge facility, in each case issued or incurred by the Company or the Dutch Borrower in a public offering, Rule 144A or other private placement, syndicated financing or a customary bridge facility that otherwise converts into permanent Indebtedness permitted by this clause (xvii), in each case on terms and conditions that are customary as of the date of incurrence thereof (such notes or loans, “Incremental Equivalent Indebtedness”); provided that: (A) the aggregate original principal amount of such Incremental Equivalent Indebtedness to be incurred shall not exceed the Incremental Facilities Limit (after giving effect to such Incremental Equivalent Indebtedness and any Incremental Increase incurred concurrently therewith); (B) any Incremental Equivalent Indebtedness that is secured shall be secured only by the Collateral and on a pari passu or junior basis with the Collateral securing the Secured Obligations and subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, which such intercreditor agreement shall provide that any Liens securing such Incremental Equivalent Indebtedness shall rank no higher in priority than the Liens securing the Loans hereunder; (C) if such Incremental Equivalent Indebtedness is guaranteed, such Incremental Equivalent Indebtedness may not be guaranteed by any Person that is not a Loan Party or secured by any assets other than the Collateral; (D) to the extent any Incremental Equivalent Indebtedness is issued or incurred by the Dutch Borrower, then such Incremental Equivalent Indebtedness may be secured by assets of Foreign Subsidiaries and guaranteed by Foreign Subsidiaries to the same extent as the Collateral and guarantees with respect to the Obligations of the Dutch Borrower; 97 150769931_9 (E) the weighted average life to maturity of any such Incremental Equivalent Indebtedness may not be shorter than the remaining weighted average life to maturity of any outstanding Incremental Term Loans then outstanding; (F) such Incremental Equivalent Indebtedness will not have a maturity date earlier than the Maturity Date or the maturity date of any Incremental Term Loans then outstanding; provided that any Incremental Equivalent Indebtedness that is unsecured or secured on a junior basis with the Collateral securing the Secured Obligations shall have a maturity date that is at least ninety- one (91) days after the then latest maturity date with respect to the Loans and Commitments in effect at the time of issuance of such Indebtedness and shall have no required prepayment or repayment of principal, amortization, mandatory redemption, put right or sinking fund obligation prior to such date (other than reasonable and customary prepayment, redemption, repurchase or defeasance obligations in connection with (A) a change of control, (B) an asset sale or (C) the exercise of remedies after an event of default) (provided that any Indebtedness that automatically converts to, or is exchangeable into, notes or other Indebtedness that meets this clause (F) shall be deemed to satisfy this condition so long as the Borrower irrevocably agrees at the time of the issuance thereof to take all actions necessary to convert or exchange such Indebtedness); (G) such Incremental Equivalent Indebtedness shall be on terms and conditions (including covenants, defaults, guaranties and remedies, but excluding as to interest rate, fees, optional prepayment or redemption provisions), taken as a whole, that are no more restrictive or onerous to the Company and its Subsidiaries than the terms of the Loan Documents (unless such terms (x) apply only after the then latest maturity date for the Loans and Commitments then in effect or (y) any such more restrictive terms are added for the benefit of the Lenders hereunder with respect to any Loans or Commitments remaining outstanding after giving effect to the incurrence of such Indebtedness and the application of proceeds thereof) and such Indebtedness shall not include any financial maintenance covenants; (H) subject to Section 1.06 with respect to any Incremental Equivalent Indebtedness incurred to finance a Limited Condition Acquisition, on the proposed date of the effectiveness of any Incremental Equivalent Indebtedness, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company; and (I) the Company shall be in compliance (on a pro forma basis reasonably acceptable to the Administrative Agent) with the covenants contained in Section 6.11 (which, in the case of Incremental Equivalent Indebtedness incurred to finance a Limited Condition Acquisition, shall be subject to Section 1.06). (b) The Company will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness, except: (i) the Obligations; 98 150769931_9 (ii) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness with Indebtedness of a similar type that does not increase the outstanding principal amount thereof; (iii) Indebtedness of any Subsidiary to the Company or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Loan Party to any Loan Party shall be subject to the limitations set forth in Section 6.04(d); (iv) Guarantees by any Subsidiary of Indebtedness of the Company or any other Subsidiary; (v) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets (whether by Permitted Acquisition or otherwise) or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (v), when aggregated with the aggregate principal amount of similar purchase money Indebtedness of the Company incurred pursuant to Section 6.01(a)(xiii), shall not exceed $50,000,000 at any time outstanding; (vi) Indebtedness of any Subsidiary as an account party in respect of trade letters of credit; (vii) Indebtedness of any Subsidiary in respect of letters of credit, bank guarantees or similar instruments issued to support obligations and trade letters of credit (other than obligations in respect of other Indebtedness) in the ordinary course of business (including any Secured Bilateral Letter of Credit Facilities) in an aggregate amount, when aggregated with the aggregate principal amount of Indebtedness of the Company incurred pursuant to Section 6.01(a)(xii), not to exceed $75,000,000 at any time outstanding; (viii) Indebtedness under Sale and Leaseback Transactions permitted under Section 6.10; (ix) Indebtedness consisting of deferred purchase price or notes issued to officers, directors and employees to purchase or redeem Equity Interests to the extent that such purchases or redemptions are otherwise permitted hereunder; (x) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price (excluding earn-out obligations, seller debt, and deferred purchase price payment obligations in respect of Permitted Acquisitions) or similar obligations, or from guarantees or letters of credit, securing the performance of such Subsidiary pursuant to such agreements, in connection with Permitted Acquisitions; (xi) obligations under incentive, non-compete, consulting, deferred compensation, or other similar arrangements;

99 150769931_9 (xii) Indebtedness incurred in connection with the financing of insurance premiums so long as such Indebtedness shall not exceed the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance premiums for the period in which such Indebtedness is incurred; (xiii) Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protections and deposit accounts; (xiv) Indebtedness consisting of earn-out obligations, seller debt, and unsecured deferred purchase price obligations in respect of Permitted Acquisitions; provided that the aggregate principal amount of Indebtedness permitted by this clause (xiv), when aggregated with the aggregate principal amount of similar Indebtedness of the Company incurred pursuant to Section 6.01(a)(xiv), shall not exceed $50,000,000 at any time outstanding; (xv) Indebtedness of any Subsidiary in an aggregate principal amount, that when aggregated with the aggregate principal amount of similar Indebtedness of the Company incurred pursuant to Section 6.01(a)(xv), shall not exceed ten percent (10%) of Consolidated Total Tangible Assets (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)) at any time outstanding; provided that any such Indebtedness secured by any assets of the Company or any Subsidiary is permitted under Section 6.02(f); (xvi) Indebtedness of Foreign Subsidiaries in an aggregate amount not to exceed $50,000,000 at any time outstanding; (xvii) Indebtedness in respect of any Permitted Receivables Financing in an aggregate amount, when aggregated with the aggregate principal amount of similar Indebtedness of the Company pursuant to Section 6.01(a)(xvi), not to exceed $200,000,000 at any time outstanding; (xviii) Indebtedness incurred by the Dutch Borrower permitted pursuant to the terms set forth in Section 6.01(a)(xvii); (xix) with respect to the Dutch Borrower and its Subsidiaries, Indebtedness incurred by any liability arising under a declaration of joint and several liability (hoofdelijke aansprakelijkheid) as referred to in Article 2:403 of the DCC (and any residual liability (overblijvende aansprakelijkheid) under such declaration arising pursuant to Article 2:404 (2) DCC); and (xx) with respect to the Dutch Borrower and its Subsidiaries, Indebtedness incurred by any joint and several liability (hoofdelijke aansprakelijkheid) under any fiscal unity for VAT, Dutch corporation income tax or other purposes. SECTION 6.02 Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: 100 150769931_9 (a) Permitted Encumbrances; (b) Liens securing the Secured Obligations (including, without limitation, Liens in favor of the Swingline Lender and/or an Issuing Bank, as applicable, on cash collateral granted pursuant to the Loan Documents); (c) any Lien on any property or asset of the Company or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (d) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (e) Liens securing Indebtedness permitted under Section 6.01(a)(xiii) and Section 6.01(b)(v); provided that (i) such Liens shall be created within ninety (90) days of the acquisition, repair, construction, improvement or lease, as applicable, of the related property, (ii) such Liens do not at any time encumber any property other than the property financed or improved by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original price for the purchase, repair, construction, improvement or lease amount (as applicable) of such property at the time of purchase, repair, construction, improvement or lease (as applicable); (f) Liens on assets of the Company and its Subsidiaries not otherwise permitted above so long as the aggregate principal amount of the Indebtedness subject to such Liens does not at any time exceed ten percent (10%) of Consolidated Total Tangible Assets (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)) at any time outstanding; (g) Liens on Receivables incurred in connection with any Permitted Receivables Financing or Permitted Receivables Sale Transaction; and (h) Liens on Collateral securing Incremental Equivalent Indebtedness. SECTION 6.03 Fundamental Changes and Asset Sales. (a) The Company will not, and will not permit any Subsidiary to, merge into or consolidate (including by division) with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets, (including pursuant to a Sale and Leaseback Transaction), or any of the Equity Interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing: 101 150769931_9 (i) any Person may merge into the Company in a transaction in which the Company is the surviving corporation; (ii) (A) any Foreign Subsidiary may merge into a Loan Party in a transaction in which the surviving entity is such Loan Party, (B) any Domestic Subsidiary may merge into a US Loan Party in a transaction in which the surviving entity is such US Loan Party (provided that any such merger involving the Company must result in the Company as the surviving entity) and (C) any Subsidiary that is not a Loan Party may merge into another Subsidiary that is not a Loan Party; (iii) (A) the Company or any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to a US Loan Party; provided that, with respect to any sale, transfer lease or other disposition by any Subsidiary that is not a US Loan Party, the consideration for such disposition shall not exceed the fair value of such assets; (B) (1) any US Loan Party may sell, transfer, lease or otherwise dispose of its assets to a Foreign Subsidiary and Subsidiaries which are not US Loan Parties and (2) any Foreign Loan Party may sell, transfer, lease or otherwise dispose of its assets to Subsidiaries that are not Loan Parties in an aggregate amount under this clause (B) not to exceed $20,000,000 during any fiscal year of the Company to the extent that the consideration for any such disposition is not paid in cash or Cash Equivalents equal to the fair value of such assets; (C) any Foreign Subsidiary may sell, transfer, lease or otherwise dispose of its assets to a Foreign Loan Party; and (D) any Subsidiary that is not a Loan Party may sell, transfer, lease or otherwise dispose of its assets to another Subsidiary that is not a Loan Party; (iv) the Company and its Subsidiaries may (A) sell inventory in the ordinary course of business, (B) effect sales, trade-ins or dispositions of used equipment for value in the ordinary course of business consistent with past practice, (C) enter into licenses of technology in the ordinary course of business, (D) grant discounts or forgive accounts receivable in the ordinary course of business consistent with past practice, (E) dispose of cash and Cash Equivalents, (F) make investments permitted hereunder, (G) make Restricted Payments permitted hereunder, (H) grant Liens permitted hereunder, and (I) make any other sales, transfers, leases or dispositions that, together with all other property of the Company and its Subsidiaries previously leased, sold or disposed of as permitted by this clause (I) during any fiscal year of the Company, does not exceed $60,000,000; (v) subject to Sections 6.03(a)(i) and 6.03(a)(ii), any Person may merge into another Person to consummate a Permitted Acquisition; (vi) any Person may enter into a Sale and Leaseback Transaction permitted under Section 6.10; (vii) any Subsidiary that is not a Loan Party (or, in the case of a Subsidiary that is a Loan Party, (A) if such Subsidiary is a US Loan Party, so long as its assets are transferred to a US Loan Party upon dissolution or liquidation and (B) if such Subsidiary is a Foreign Loan Party, so long as its assets are transferred to a Loan Party upon dissolution or liquidation) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; 102 150769931_9 (viii) the Company and its Subsidiaries may enter into, and may perform their obligations under, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction, including the settlement or early termination thereof; and (ix) the Company and its Subsidiaries may (A) sell, transfer, convey, contribute or otherwise dispose of (in one transaction or in a series of transactions) Receivables pursuant to any Permitted Receivables Financing and (B) sell, transfer, convey, contribute or otherwise dispose of (in one transaction or in a series of transactions) Receivables prior to their stated due dates in connection with Permitted Receivables Sale Transactions. (b) The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto. (c) The Company will not, nor will it permit any of its Subsidiaries to, change its fiscal year from the basis in effect on the Effective Date. SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any Person or any assets of any other Person constituting a business unit, except: (a) Cash Equivalents; (b) Permitted Acquisitions (including any intercompany investments, loans and advances used to consummate Permitted Acquisitions); provided that the aggregate amount of such Permitted Acquisitions (including any intercompany investments, loans and advances used to consummate Permitted Acquisitions) made (i) by US Loan Parties in or of Foreign Subsidiaries and Subsidiaries which are not US Loan Parties (unless such Subsidiary becomes a US Loan Party within thirty (30) days following such Permitted Acquisition or investment in accordance with the requirements in Section 5.09) and (ii) by Foreign Loan Parties in or of Subsidiaries which are not Loan Parties (unless such Subsidiary becomes a Loan Party within thirty (30) days following such Permitted Acquisition or investment in accordance with the requirements in Section 5.09), together with the aggregate outstanding amount of (A) investments, loans and advances made by US Loan Parties in or to Foreign Subsidiaries and Subsidiaries which are not US Loan Parties made under Section 6.04(d)(i) and (B) investments, loans and advances made by Foreign Loan Parties in or to Subsidiaries which are not Loan Parties made under Section 6.04(d)(ii), shall not exceed $175,000,000; (c) (i) investments by the Company and its Subsidiaries existing on the date hereof in the capital stock of its Subsidiaries and (ii) investments, loans and advances by the Company or any Subsidiary in and to any Subsidiary to the extent existing on the date hereof and set forth in Schedule 6.04, and in each case under this clause (c), extensions, renewals and replacements thereof that do not increase the outstanding amount thereof; (d) investments, loans or advances made by the Company in or to any Subsidiary and made by any Subsidiary in or to the Company or any other Subsidiary; provided that, excluding the

103 150769931_9 contribution of John Bean Technologies AB and John Bean Technologies B.V. by the Company to the Dutch Borrower, the aggregate outstanding amount of (i) investments, loans and advances made by US Loan Parties in or to Foreign Subsidiaries and Subsidiaries which are not US Loan Parties and (ii) investments, loans and advances made by Foreign Loan Parties in or to Subsidiaries which are not Loan Parties, together with the aggregate amount of Permitted Acquisitions (including any intercompany investments, loans and advances used to consummate Permitted Acquisitions) made by (A) US Loan Parties in or of Foreign Subsidiaries and Subsidiaries which are not US Loan Parties under Section 6.04(b)(i) and (B) Foreign Loan Parties in or of Subsidiaries which are not Loan Parties under Section 6.04(b)(ii), shall not exceed $175,000,000 (exclusive of investments permitted elsewhere (other than clause (b)) in this Section 6.04); (e) Indebtedness permitted by Section 6.01 and Guarantees constituting Indebtedness permitted by Section 6.01; (f) investments in securities of account debtors received pursuant to settlements thereof in the ordinary course of business or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors; (g) loans and investments at any time the Secured Net Leverage Ratio is less than 3.00 to 1.00; provided that no Default or Event of Default shall have occurred and be continuing at the time such loan or investment is made; (h) loans and investments at any time the Secured Net Leverage Ratio is greater than or equal to 3.00 to 1.00, so long as no Default or Event of Default has occurred and is continuing immediately prior to making such loan or investment or would arise immediately after giving effect (including pro forma effect) thereto and the aggregate amount of all such loans and investments during any fiscal year of the Company does not exceed, when taken together with Restricted Payments made pursuant to Section 6.07(g), the sum of (i) $50,000,000 and (ii) fifty percent (50%) of cumulative Consolidated Net Income for the most recently ended four fiscal quarters of the Company at the time of the making of such loan or investment (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)); provided that any loan or investment made pursuant to the foregoing clause (g) and any Restricted Payment made under Section 6.07(f) shall reduce availability under this clause (h), on a dollar-for-dollar basis, during the fiscal year in which such loan, investment or Restricted Payment is made (but, for the avoidance of doubt, shall not, solely as a result of such loan or investment made pursuant to clause (g) or such Restricted Payment made pursuant to Section 6.07(f), create a Default or Event of Default due to a violation of this clause (h)); (i) investments solely to the extent such investments reflect an accretive increase in the value of the original amount of such investments; (j) (i) travel and moving advances given to employees and directors in the ordinary course of business and (ii) other emergency or special circumstance advances given to employees not to exceed in the case of (i) and (ii) taken together $5,000,000 in the aggregate outstanding at any time; (k) the non-cash portion of consideration received in connection with dispositions permitted under Section 6.03; 104 150769931_9 (l) investments, loans and advances in Captive Finance Subsidiaries or captive insurance Subsidiaries in an aggregate amount not to exceed $60,000,000 at any time outstanding; (m) any other investment, loan or advance (other than acquisitions) so long as the aggregate outstanding amount of all such investments, loans and advances does not exceed, when taken together with Restricted Payments made pursuant to Section 6.07(h), ten percent (10%) of Consolidated Total Tangible Assets (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)) at any time outstanding; (n) any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction; and (o) investments, loans and advances made (directly or indirectly through the Company or its Subsidiaries) in or to a Receivables Subsidiary in connection with a Permitted Receivables Financing. SECTION 6.05 Swap Agreements. The Company will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Company), and (b) Swap Agreements entered into in order to (i) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Company or any Subsidiary, or (ii) manage existing or anticipated exchange rate or commodity price risks and, in each case of clause (i) and (ii), not for speculative purposes. SECTION 6.06 Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties or, if such transaction would not be obtainable from an unrelated third party, on fair and reasonable terms as determined in good faith by the Company, (b) transactions between or among the Company and any other Loan Party not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.07, and (d) transactions in connection with a Permitted Receivables Financing or Permitted Receivables Sale Transaction. SECTION 6.07 Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (a) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock; (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests; (c) the Company may declare and pay regular quarterly dividends to shareholders of the Company pursuant to the Company’s regular dividend policy in an amount not to exceed $0.15 per 105 150769931_9 share; provided that no Event of Default shall have occurred and be continuing at the time of declaration thereof; (d) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans or arrangements providing benefits or reasonable compensation to management or employees of the Company and its Subsidiaries; (e) the Company and its Subsidiaries may pay their Tax liabilities; (f) the Company and its Subsidiaries may make any Restricted Payment at any time the Secured Net Leverage Ratio is less than 3.00 to 1.00; provided that no Default or Event of Default shall have occurred and be continuing at the time of declaration thereof; (g) the Company and its Subsidiaries may make any other Restricted Payment at any time the Secured Net Leverage Ratio is greater than or equal to 3.00 to 1.00, so long as no Default or Event of Default has occurred and is continuing immediately prior to making such Restricted Payment or would arise immediately after giving effect (including pro forma effect) thereto and the aggregate amount of all such Restricted Payments during any fiscal year of the Company does not exceed, when taken together with loans and investments made pursuant to Section 6.04(h), the sum of (x) $50,000,000 and (y) fifty percent (50%) of cumulative Consolidated Net Income for the most recently ended four fiscal quarters of the Company at the time of the making of such Restricted Payment (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)); provided that any Restricted Payment made pursuant to the foregoing clause (f) and any loan or investment made under Section 6.04(g) shall reduce availability under this clause (g), on a dollar-for-dollar basis, during the fiscal year in which such Restricted Payment, loan or investment is made (but, for the avoidance of doubt, shall not, solely as a result of such Restricted Payment made pursuant to clause (f) or such loan or investment made pursuant to Section 6.04(g), create a Default or Event of Default due to a violation of this clause (g)); and (h) the Company and its Subsidiaries may make other Restricted Payments in an aggregate amount not to exceed, when taken together with investments outstanding pursuant to Section 6.04(m), ten percent (10%) of Consolidated Total Tangible Assets (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)) during the term of this Agreement. Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion by holders of (including any payment of cash in respect of the conversion consideration to a holder upon conversion), any payment or delivery (including without limitation on account of any principal or premium owing on, or any interest due) with respect to, any Permitted Convertible Indebtedness, in each case, in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness, shall not constitute a Restricted Payment; provided that, to the extent both (x) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Indebtedness (excluding any required payment of interest with respect to such Permitted Convertible Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (y) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Indebtedness (including, for the avoidance of doubt, the case where there is no Permitted Bond Hedge 106 150769931_9 Transaction relating to such Permitted Convertible Indebtedness), the payment of such excess cash shall constitute a Restricted Payment notwithstanding this clause (i); and (ii) any required payment (including, without limitation, premium payments), whether in cash, securities or other property, with respect to, or as a result of any exercise and settlement or early unwind of, any Permitted Bond Hedge Transaction or Permitted Warrant Transaction, in each case, in accordance with the terms of the agreement governing such Permitted Bond Hedge Transaction or Permitted Warrant Transaction or such early unwind shall not constitute a Restricted Payment; provided that, to the extent cash is required to be paid under a Permitted Warrant Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent term) thereunder by Company (or its Affiliate) (including in connection with the exercise and settlement and/or early unwind thereof), the payment of such cash shall constitute a Restricted Payment notwithstanding this clause (ii). SECTION 6.08 Restrictive Agreements. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement (other than as required pursuant to applicable law) that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions to holders of its Equity Interests or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to customary restrictions on then-market terms for the applicable Indebtedness under any Indebtedness permitted by Section 6.01 (so long as, in the case of Indebtedness permitted under Section 6.01(a)(ii) or (b)(ii), the conditions imposed by any such Indebtedness which constitutes extended, renewed or replaced Indebtedness are no more restrictive than the applicable original Indebtedness) or for any other Indebtedness not prohibited hereunder, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of assets or a Subsidiary pending such sale, provided such restrictions and conditions apply only to the assets or Subsidiary that are to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, and (v) clause (a) of the foregoing shall not apply to customary restrictions contained in documentation related to a Permitted Receivables Financing or a Permitted Receivables Sale Transaction. SECTION 6.09 Subordinated Indebtedness and Amendments to Subordinated Indebtedness Documents. The Company will not, and will not permit any Subsidiary to, directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness except to the extent approved by the Administrative Agent. Furthermore, unless approved by the Administrative Agent, the Company will not, and will not permit any Subsidiary to, amend the Subordinated Indebtedness Documents where such amendment, modification or supplement provides for the following or which has any of the following effects: (a) increases the overall principal amount of any such Indebtedness or increases the amount of any single scheduled installment of principal or interest; (b) shortens or accelerates the date upon which any installment of principal or interest becomes due or adds any additional mandatory redemption provisions; (c) shortens the final maturity date of such Indebtedness or otherwise accelerates the amortization schedule with respect to such Indebtedness; (d) increases the rate of interest accruing on such Indebtedness;

107 150769931_9 (e) provides for the payment of additional fees or increases existing fees; (f) amends or modifies any financial or negative covenant (or covenant which prohibits or restricts the Company or any Subsidiary from taking certain actions) in a manner which is more onerous or more restrictive in any material respect to the Company or such Subsidiary or which is otherwise materially adverse to the Company, any Subsidiary and/or the Lenders or, in the case of any such covenant, which places material additional restrictions on the Company or such Subsidiary or which requires the Company or such Subsidiary to comply with more restrictive financial ratios or which requires the Company to better its financial performance, in each case from that set forth in the existing applicable covenants in the Subordinated Indebtedness Documents or the applicable covenants in this Agreement; or (g) amends, modifies or adds any affirmative covenant in a manner which (i) when taken as a whole, is materially adverse to the Company, any Subsidiary and/or the Lenders or (ii) is more onerous than the existing applicable covenant in the Subordinated Indebtedness Documents or the applicable covenant in this Agreement. Notwithstanding the foregoing, this Section 6.09 shall not be applicable to any action taken so long as at the time of taking such action (and giving pro forma effect thereto), (x) no Event of Default has occurred and is continuing or would result therefrom and (y) the Secured Net Leverage Ratio is not greater than a ratio equal to (i) the numerator of the maximum Secured Net Leverage Ratio permitted under Section 6.11(a) minus 0.50 to (ii) 1.00. SECTION 6.10 Sale and Leaseback Transactions. The Company shall not, nor shall it permit any Subsidiary to, enter into any Sale and Leaseback Transaction, other than Sale and Leaseback Transactions in respect of which the net cash proceeds received in connection therewith does not exceed $75,000,000 in the aggregate during any fiscal year of the Company, determined on a consolidated basis for the Company and its Subsidiaries. SECTION 6.11 Financial Covenants. (a) Maximum Secured Net Leverage Ratio. The Company will not permit the Secured Net Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than (x) upon the exercise of the Leverage Ratio Increase Option by the Company, 4.00 to 1.00 and (y) at any other time, 3.50 to 1.00. (b) Minimum Interest Coverage Ratio. The Company will not permit the ratio (the “Interest Coverage Ratio”), determined as of the end of each of its fiscal quarters, of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be less than 3.50 to 1.00. ARTICLE VII Events of Default SECTION 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur: (a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; 108 150769931_9 (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; (c) any representation or warranty made or deemed made by or on behalf of any Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to any Borrower’s existence), 5.08, 5.09 or 5.12, in Article VI or in Article X; (e) any Borrower or any Subsidiary Guarantor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender); (f) the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, and all notice and cure periods with respect thereto have expired; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (other than (i) any event that permits holders of any Permitted Convertible Indebtedness to convert or exchange such Indebtedness or (ii) the conversion or exchange of any Permitted Convertible Indebtedness, in either case, into common stock of the Company (or other securities or property following a merger event, reclassification or other change of the common stock of the Company), cash or a combination thereof), and all notice and cure periods with respect thereto have expired; provided that this clause (g) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (y) the occurrence of any early termination or cancellation and payment (each howsoever defined) under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or can no longer be dismissed (in kracht van gewijsde gegaan) or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or 109 150769931_9 foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Borrower or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment, other than any Dutch law attachment pursuant to a preliminary judgement (conservatoir beslag) provided such attachment is lifted within thirty (30) days of the preliminary judgement; (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; or (n) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or the Company or any Subsidiary shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien (subject to Liens permitted hereunder) on, or security interests in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof; then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by written notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrowers accrued hereunder and under the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to any Borrower described in clause (h) or (i) of this Section, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations accrued hereunder and under the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity. 110 150769931_9 SECTION 7.02 Rights and Remedies Cumulative; Non-Waiver; etc. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 7.01 for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Bank or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 9.08, or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 7.01 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 7.03 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 7.01 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall, subject to the provisions of Sections 2.06 and 2.24, be applied by the Administrative Agent as follows: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees (other than commitment fees and Letter of Credit fees payable to the Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders, the Issuing Banks and the Swingline Lender under the Loan Documents, including attorney fees, ratably among the Lenders, the Issuing Banks and the Swingline Lender in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid commitment fees, Letter of Credit fees payable to the Lenders and interest on the Loans and unreimbursed LC Disbursements, ratably among the Lenders, the Issuing Banks and the Swingline Lender in proportion to the respective amounts described in this clause Third payable to them; Fourth, to (a) payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, unreimbursed LC Disbursements, and payment obligations then owing under Secured Swap Agreements, Secured Banking Services Agreements and Secured Bilateral Letter of Credit Facilities and (b) the Administrative Agent for the account of the Issuing Banks, to cash collateralize any LC Exposure then outstanding, ratably among the Lenders, the Issuing Banks, the Swap Banks, the Bank Services Providers and the Bilateral L/C Issuers in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by applicable law.

111 150769931_9 Notwithstanding the foregoing, Secured Obligations arising under Secured Banking Services Agreements, Secured Swap Agreements and Secured Bilateral Letter of Credit Facilities shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Banking Services Provider, Swap Bank or Bilateral L/C Issuer, as the case may be. Each Banking Services Provider, Swap Bank or Bilateral L/C Issuer not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII for itself and its Affiliates as if a “Lender” party hereto. SECTION 7.04 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or unreimbursed LC Disbursements shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, unreimbursed LC Disbursements and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12 and 9.03. SECTION 7.05 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the discretion of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9- 610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or 112 150769931_9 debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02. (b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. ARTICLE VIII The Administrative Agent SECTION 8.01 Appointment and Authority. (a) Each of the Lenders and each Issuing Bank hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lead Arrangers, the Lenders, the Issuing Banks and their respective Related Parties, and neither the Company nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacity as a potential Swap Bank, Banking Services Provider or Bilateral L/C Issuer) and the Issuing Banks hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and such Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article VIII for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Articles VIII and IX (including Section 9.03, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. SECTION 8.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept 113 150769931_9 deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial advisory, underwriting, capital markets or other business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto. SECTION 8.03 Exculpatory Provisions. (a) The Administrative Agent, the Lead Arrangers and their respective Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent, the Lead Arrangers and their respective Related Parties: (i) shall not be subject to any agency, trust, fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, have any duty to disclose, and shall not be liable for the failure to disclose to any Lender, any Issuing Bank or any other Person, any credit or other information relating concerning the business, prospects, operations, properties, assets, financial or other condition or creditworthiness of the Borrowers or any of their respective Subsidiaries or Affiliates that is communicated to, obtained by or otherwise in the possession of the Person serving as the Administrative Agent, the Lead Arrangers or their respective Related Parties in any capacity, except for notices, reports and other documents that are required to be furnished by the Administrative Agent to the Lenders pursuant to the express provisions of this Agreement; (iv) shall not be required to account to any Lender or any Issuing Bank for any sum or profit received by the Administrative Agent for its own account. (b) The Administrative Agent, the Lead Arrangers and their respective Related Parties shall not be liable for any action taken or not taken by it under or in connection with this Agreement or any Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.02 and Section 7.01) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice 114 150769931_9 describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to the Administrative Agent by the Company, a Lender or an Issuing Bank. (c) The Administrative Agent, the Lead Arrangers and their respective Related Parties shall not be responsible for or have any duty or obligations to any Lender or Participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection, or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) the utilization of any Issuing Bank’s LC Commitment (it being understood and agreed that each Issuing Bank shall monitor compliance with its own LC Commitment without any further action by the Administrative Agent). SECTION 8.04 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, consent, communication, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person, including any certification pursuant to Section 8.09. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Lender or Issuing Bank that has signed this Agreement or a signature page to an Assignment and Assumption or any other Loan Document pursuant to which it is to become a Lender or Issuing Bank hereunder shall be deemed to have consented to, approved and accepted and shall deemed satisfied with each document or other matter required thereunder to be consented to, approved or accepted by such Lender or Issuing Bank or that is to be acceptable or satisfactory to such Lender or Issuing Bank. SECTION 8.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

115 150769931_9 SECTION 8.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person, remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Banks under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Bank directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal, including, without limitation, any actions taken with respect to acting as collateral agent or otherwise holding any Collateral on behalf of any of the Secured Parties or in respect of any actions taken in connection with the transfer of agency to a replacement or successor Administrative Agent. 116 150769931_9 (d) Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuing Bank and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank, if in its sole discretion it elects to, and Swingline Lender, (ii) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Bank, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. SECTION 8.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Bank expressly acknowledges that none of the Administrative Agent, the Lead Arrangers or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Lead Arrangers or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Borrowers and their Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Lead Arrangers or any of their respective Related Parties to any Lender, any Issuing Bank or any other Secured Party as to any matter, including whether the Administrative Agent, the Lead Arrangers or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and each Issuing Bank expressly acknowledges, represents and warrants to the Administrative Agent and the Lead Arrangers that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender and each Issuing Bank also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrowers and their Subsidiaries and (ii) it will not assert any claim in contravention of this Section 8.07. SECTION 8.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan 117 150769931_9 Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder, but each such Person shall have the benefit of the indemnities and exculpatory provisions hereof. SECTION 8.09 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its or any of its Affiliate’s capacities as a potential Swap Bank, Banking Services Provider or Bilateral L/C Issuer) irrevocably authorize the Administrative Agent, at its option and in its discretion: (i) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) obligations and liabilities under Secured Banking Services Agreements, Secured Swap Agreements or Secured Bilateral Letter of Credit Facilities as to which arrangements satisfactory to the applicable Banking Services Provider, Swap Bank or Bilateral L/C Issuer shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit which have been cash collateralized or as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Bank shall have been made), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Loan Party permitted under the Loan Documents, (C) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 9.02; provided that any release of all or substantially all of the Collateral shall be subject to Section 9.02(b)(vi), (D) if the Collateral subject to any Lien is owned by a Subsidiary Guarantor, the lien may be released upon release of such Subsidiary Guarantor from its obligations under its guaranty pursuant to clause (iii) below, or (E) on any Receivables subject to a Permitted Receivables Financing or a Permitted Receivables Sale Transaction; (ii) to subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Permitted Lien; provided that the subordination of all or substantially all of the Collateral shall be subject to Section 9.02(b)(vi); and (iii) to release any Subsidiary Guarantor from its obligations under any Loan Documents if (x) such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents or otherwise as set forth in Section 9.14 or (y) such Person becomes an Excluded Subsidiary; provided that the release of Subsidiary Guarantors comprising substantially all of the credit support for the Secured Obligations shall be subject to Section 9.02(b)(vi). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the applicable Subsidiary Guaranty Agreement pursuant to this Section 8.09. In each case as specified in this Section 8.09, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Subsidiary Guarantor from its obligations under the applicable Subsidiary Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 8.09. In the case of any such sale, transfer or disposal of any property constituting Collateral in a 118 150769931_9 transaction constituting an asset disposition permitted pursuant to Section 6.03 to a Person other than a Loan Party, the Liens created by any of the Collateral Documents on such property shall be automatically released without need for further action by any person. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. SECTION 8.10 Secured Swap Agreements, Secured Banking Services Agreements and Secured Bilateral Letter of Credit Facilities. No Banking Services Provider, Swap Bank, or Bilateral L/C Issuer that obtains the benefits of Section 7.03 or any Collateral by virtue of the provisions hereof or of any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Except as expressly provided in Section 7.03, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Banking Services Agreements, Secured Swap Agreements and/or Secured Bilateral Letter of Credit Facilities. SECTION 8.11 Parallel Debt. (a) For the purpose of ensuring the validity and enforceability of any security interest created by a Dutch Collateral Document and notwithstanding any other provision of this Agreement, each Foreign Loan Party hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent an amount equal to the aggregate of all Principal Foreign Secured Obligations from time to time due in accordance with the terms and conditions of such Principal Foreign Secured Obligations (such payment undertaking and the obligations and liabilities which are the result thereof, the Foreign Loan Parties' “Parallel Debt”). (b) Any amount due and payable by a Foreign Loan Party to the Administrative Agent under the Parallel Debt shall be decreased to the extent that the other Secured Parties have received payment of the corresponding Principal Foreign Secured Obligation and any Principal Foreign Secured Obligation due and payable by a Foreign Loan Party to the other Secured Parties shall be decreased to the extent that the Administrative Agent has received payment of the corresponding amount under the Parallel Debt. (c) With respect to the Parallel Debt, the Administrative Agent: (i) acts as creditor in its own right; (ii) shall have its own independent right to demand payment of the amounts payable under the Parallel Debt; and (iii) shall not act as agent, trustee or representative of any other Secured Party. (d) The rights of the Secured Parties (other than the administrative Agent) to receive payment of any Principal Foreign Secured Obligation payable by a Foreign Loan Party are several and are separate and independent from, and without prejudice to, the rights of the Administrative Agent to receive payment under the Parallel Debt.

119 150769931_9 SECTION 8.12 Erroneous Payments. (a) Each Lender, each Issuing Bank, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Bank or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 8.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the applicable overnight rate. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative 120 150769931_9 Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.04 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 8.12 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 8.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 8.12 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE IX Miscellaneous SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or (subject to paragraph (b) below) electronic communication, as follows: (i) if to any Borrower, to it c/o John Bean Technologies Corporation, 70 W. Madison Street, Chicago, Illinois 60602, Attention of Greg Packard, Vice President and Treasurer (Telephone No. (312) 861-5782); all notices and other communications sent to any Borrower by telecopy shall also be sent to such Borrower by email at: 121 150769931_9 greg.packard@jbtc.com); and in each case with a copy to c/o John Bean Technologies Corporation, 70 W. Madison Street, Chicago, Illinois 60602, Attention of James Marvin, Executive Vice President, General Counsel, and President (Telephone No. (312) 861-5886; email james.marvin@jbtc.com); (ii) if to the Administrative Agent, to Wells Fargo Bank, National Association, MAC D1109-019, 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28262, Attention of Syndication Agency Services (Telecopy No. (844) 879-5899), with a copy to Wells Fargo Bank, National Association, 10 South Wacker Drive, Suite 2200, Chicago, Illinois 60606, MAC N8405-222, Attention of Nick Kepler (Telecopy No. (866) 634- 7531); (iii) if to an Issuing Bank, to it at (A) Wells Fargo Bank, National Association, MAC D1109-019, 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28262, Attention of Syndication Agency Services (Telecopy No. (844) 879-5899), (B) JPMorgan Chase Bank, N.A. LC Team, 10 S Dearborn, Chicago, IL, 60603, Attention of Latha Maheshwari (Telephone: (855) 609 0059; Telecopy No.: (214) 307-6874; Email: Chicago.LC.Agency.Activity.Team@JPMChase.com), (C) U.S. Bank National Association, BC-MN-HO3R, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention of Judy Payne (Telecopy No. (612) 303-3851), (D) Citibank, N.A., 500 W Madison, 7th floor, Chicago, Illinois 60661, Attention of Chris Salek (Telephone (312) 627-3484; Telecopy No. (312) 627-3471) and (E) in the case of any other Issuing Bank, to it at the address and telecopy number specified from time to time by such Issuing Bank to the Company and the Administrative Agent; (iv) if to the Swingline Lender, to it at Wells Fargo Bank, National Association, MAC D1109-019, 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28262, Attention of Syndication Agency Services (Telecopy No. (844) 879-5899)); and (v) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire, provided if such Administrative Questionnaire has not been delivered to Company, then Company may send any notice to Administrative Agent instead of such Lender. (b) Notices and other communications to the Lenders (including any Issuing Bank) hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further 122 150769931_9 exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in Section 2.20 with respect to an Incremental Amendment or as expressly provided in this Agreement (including Sections 2.14(b), 2.27 and paragraph (e) below), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the scheduled date of final maturity of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.18(b), 2.18(c), or 7.03 (or amend any other term of the Loan Documents that would have the effect of changing Section 2.18(b), 2.18(c) or 7.03) in a manner that would alter the pro rata sharing of payments or order of application required thereby or change Section 2.09(c) (or amend any other term of the Loan Documents that would have the effect of changing Section 2.09(c)) in a manner that would alter the pro rata reduction of Commitments, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (it being understood that, (A) the consent of each Lender shall be required to approve an additional Agreed Currency pursuant to Section 2.27 and (B) solely with the consent of the parties prescribed by Section 2.20 to be parties to an Incremental Amendment, Incremental Term Loans may be included in the determination of Required Lenders on substantially the same basis as the Commitments and the Revolving Loans are included on the Effective Date), (vi) (A) release the Company from its obligations under Article X, (B) release all or substantially all of the Subsidiary Guarantors from their obligations under the applicable Subsidiary Guaranty or (C) release or subordinate all or substantially all of the Collateral or release or subordinate any Collateral Document (or any Lien created thereby) which would have the effect of releasing or subordinating all or substantially all of the Collateral (other than as authorized in Section 8.09 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Collateral Document as in effect on the Effective Date), in each case, without the written consent of each Lender or (vii) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be (it being understood that any change to Section 2.24 shall require the consent of the Administrative Agent, the Issuing Banks and the Swingline Lender). Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification.

123 150769931_9 (c) Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (x) to add one or more credit facilities (in addition to the Incremental Term Loans pursuant to an Incremental Amendment) to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans, Incremental Term Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Lenders. (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Company may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Company and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) each Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by such Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. (e) Notwithstanding anything to the contrary herein (i) the Administrative Agent may, with the consent of the Borrowers only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) the Administrative Agent may, with the consent of the Borrowers (if applicable) enter into amendments or modification to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 2.14(b) in accordance with the terms of Section 2.14(b), and (iii) each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Company and the Administrative Agent), to amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have been terminated, such Lender shall have no other commitment or obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account during this Agreement. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable documented and invoiced in reasonable detail out-of-pocket expenses incurred by the Administrative Agent, the Lead Arrangers and their Affiliates, including the reasonable documented and invoiced in reasonable detail fees, charges and disbursements of one primary counsel and one local counsel in each applicable jurisdiction (and in the case of an actual or perceived conflict of interest, one additional counsel to each group of affected parties taken as a whole) for the Administrative Agent and the Lead Arrangers, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or 124 150769931_9 waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable documented and invoiced in reasonable detail out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable documented and invoiced in reasonable detail out-of-pocket expenses incurred by the Administrative Agent, the Lead Arrangers any Issuing Bank or any Lender (limited to the reasonable documented and invoiced fees, charges and disbursements of one primary counsel and one additional local counsel in each applicable jurisdiction for the Administrative Agent and any Issuing Bank and one additional counsel for all the Lenders (other than the Administrative Agent) and additional counsel in light of actual or potential conflicts of interest or the availability of different claims of defenses) in connection with the enforcement or protection of its rights in connection with (x) this Agreement and any other Loan Document, including its rights under this Section or (y) the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred after an Event of Default has occurred and is continuing during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The Borrowers shall indemnify the Administrative Agent, the Lead Arrangers, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable documented and invoiced fees, charges and disbursements of any one primary counsel for any Indemnitee and one additional local counsel in each applicable jurisdiction for such Indemnitee and additional counsel in light of actual or potential conflicts of interest or the availability of different claims of defenses) incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any of its Subsidiaries, and regardless of whether any Indemnitee is a party thereto; provided that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (x) the bad faith, gross negligence or willful misconduct of such Indemnitee or (y) other than with respect to claims against any of the Administrative Agent, the Lead Arrangers or any Lender in its capacity or in fulfilling its role as the Administrative Agent, a Lead Arranger, an Issuing Bank, the Swingline Lender or any similar role under the Loan Documents, disputes among Indemnitees (unless such disputes arise as a result of a Default or other action or inaction by the Company or any of its Subsidiaries or Affiliates). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (c) To the extent that the Company fails to pay any amount required to be paid by it to the Administrative Agent, any Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the relevant Issuing Bank or the Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that the Company’s failure to pay any such amount shall not relieve the Company of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, 125 150769931_9 liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the relevant Issuing Bank or the Swingline Lender in its capacity as such. (d) To the extent permitted by applicable law and without in any way limiting any Indemnitee’s obligations under Section 9.12, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by unintended recipients of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), other than to the extent that any direct or actual damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of, or a material breach of the Loan Documents by, such Indemnitee or its Related Parties, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) All amounts due under this Section shall be payable not later than fifteen (15) days after written demand therefor. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender (or any Issuing Bank) may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the relevant Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Company (provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof), provided, further that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee (it being understood and agreed that it will be reasonable for the Company to withhold its consent if an assignment would result in greater payments under Section 2.15 or 2.17 than had been applicable to the assignor of such Loans); (B) the Administrative Agent; and (C) with respect to any assignment of a Lender’s Commitment to make Revolving Loans, the Swingline Lender and each Issuing Bank. 126 150769931_9 (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Company and the Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and (E) any assignment of Loans made to the Dutch Borrower shall only be made to Non-public Lenders. Notwithstanding anything to the contrary in this Agreement, a Lender may not assign all or any portion of its rights and obligations under this Agreement to a Borrower or any of their respective Subsidiaries or Affiliates, a natural Person or a Defaulting Lender. For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning: “Approved Fund” means any Person (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for, the primary benefit of a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest

127 150769931_9 assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). An assignee of Loans shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable assignor would have been entitled to receive at the time of the assignment with respect to the Loans and Commitment assigned by such assignor to such assignee, unless the assignment giving rise to such assignee is made with the consent of the Company. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section (other than a purported assignment to a natural Person, a Borrower or any Subsidiary or Affiliate of a Borrower, which shall be null and void). (iv) The Administrative Agent, acting for this purpose as an agent of each Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Company, the Administrative Agent, any Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument 128 150769931_9 pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided (A) that such Participant agrees to be subject to the provisions of Sections 2.17, 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section and the Company receives notification of such Participant; and (B) such Participant shall not be entitled to receive any greater payment under Sections 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent and such Lender. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of 129 150769931_9 or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts, Integration, Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the 130 150769931_9 Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. SECTION 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower or any Subsidiary Guarantor against any of and all of the Obligations of such Borrower or Subsidiary Guarantor held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York. (b) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any United States Federal or New York State Court sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. The Dutch Borrower irrevocably designates and appoints the Company, as its authorized agent, to accept and acknowledge on its behalf, service of any and all process

131 150769931_9 which may be served in any suit, action or proceeding of the nature referred to in Section 9.09(b) in any Federal or New York State court sitting in New York County. The Company hereby represents, warrants and confirms that the Company has agreed to accept such appointment (and any similar appointment by a Subsidiary Guarantor which is a Foreign Subsidiary). Said designation and appointment shall be irrevocable by the Dutch Borrower until all Loans, all reimbursement obligations, interest thereon and all other amounts payable by the Dutch Borrower hereunder and under the other Loan Documents shall have been paid in full in accordance with the provisions hereof and thereof. The Dutch Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in Section 9.09(b) in any Federal or New York State court sitting in New York County by service of process upon the Company as provided in this Section 9.09(d); provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Company and (if applicable to) the Dutch Borrower at its address which the Dutch Borrower shall have given written notice to the Administrative Agent (with a copy thereof to the Company). The Dutch Borrower irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon the Dutch Borrower in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to the Dutch Borrower. To the extent the Dutch Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), the Dutch Borrower hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those 132 150769931_9 of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the written consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than the Company. For the purposes of this Section, “Information” means all information received from the Company relating to the Company or any of its Subsidiaries or its or their business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Company. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 9.13 USA PATRIOT Act; Anti-Money Laundering Laws. Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) or any other Anti-Money Laundering Laws hereby notifies each Loan Party that pursuant to the requirements of the Act and any such other Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act or such Anti-Money Laundering Laws. SECTION 9.14 Releases of Subsidiary Guarantors. (a) A Subsidiary Guarantor shall automatically be released from its obligations under the applicable Subsidiary Guaranty upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary; provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. In connection with any termination or release pursuant to this Section, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. (b) At such time as the principal and interest on the Loans, all LC Disbursements, the fees, expenses and other amounts payable under the Loan Documents and the other Obligations (other than obligations under any Swap Agreement or any Banking Services Agreement, and other Obligations expressly stated to survive such payment and termination) shall have been paid in full in cash, the Commitments shall have been terminated and no Letters of Credit shall be outstanding, the applicable Subsidiary Guaranty and all obligations (other than those expressly stated to survive such termination) of each Subsidiary Guarantor thereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any Person. SECTION 9.15 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the 133 150769931_9 interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 9.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Lenders and their Affiliates, on the other hand, (B) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) such Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders and their Affiliates is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such Borrower or any of its Affiliates, or any other Person and (B) no Lender or any of its Affiliates has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except, in the case of a Lender, those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and no Lender or any of its Affiliates has any obligation to disclose any of such interests to such Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against each of the Lenders and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 9.17 Attorney Representation. If the Dutch Borrower is represented by an attorney in connection with the signing and/or execution of this Agreement and/or any other Loan Document it is hereby expressly acknowledged and accepted by the parties to this Agreement and/or any other Loan Document that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands. SECTION 9.18 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or 134 150769931_9 (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. SECTION 9.19 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments or this Agreement; (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91- 38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that none of

135 150769931_9 the Administrative Agent, any Lead Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 9.20 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for hedge agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.20, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. 136 150769931_9 “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). SECTION 9.21 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Effective Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Effective Date, the credit facilities described in the Existing Credit Agreement, shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of the Borrowers outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary (and the loans of lenders under the Existing Credit Agreement shall be deemed to be assigned and reallocated) in order that the outstanding balance of such Loans, together with any Loans funded on the Effective Date, reflect the respective Commitment of the Lenders hereunder; provided that, notwithstanding such assignments and reallocation, (a) Royal Bank of Canada shall not be a Lender under this Agreement and its commitment under the Existing Credit Agreement shall be terminated, (b) City National Bank shall be deemed to be a new Lender under this Agreement, and (c) in no event shall City National Bank be deemed to have taken by assignment under this Agreement any loans or commitments held by Royal Bank of Canada under the Existing Credit Agreement. ARTICLE X Company Guarantee In order to induce the Lenders to extend credit to the Dutch Borrower hereunder, the Company hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the payment when and as due of the Foreign Secured Obligations. The Company further agrees that the due and punctual payment of such Foreign Secured Obligations may be extended or renewed, in whole or in part, and in accordance with the terms of this Agreement, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any such Foreign Secured Obligation. The Company waives presentment to, demand of payment from and protest to the Dutch Borrower of any of the Foreign Secured Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Company hereunder shall not be affected by (a) the failure of the Administrative Agent, any Issuing Bank or any Lender to assert any claim or demand or to enforce any right or remedy against the Dutch Borrower under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Foreign Secured Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement, or any other Loan Document or agreement; (d) any default, failure or delay, willful or otherwise, in the performance of any of the Foreign Secured Obligations; (e) the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Foreign Secured Obligations, if any; (f) any change in the corporate, partnership or other existence, structure or ownership of the Dutch Borrower or any other guarantor of any of the Foreign Secured Obligations; (g) the enforceability or validity of the Foreign Secured Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Foreign Secured Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Dutch Borrower or any other guarantor of any of the Foreign Secured Obligations, for any reason related to this Agreement, any Swap Agreement, any other Loan Document, or any provision of applicable law, decree, order or regulation of 137 150769931_9 any jurisdiction purporting to prohibit the payment by the Dutch Borrower or any other guarantor of the Foreign Secured Obligations, of any of the Foreign Secured Obligations or otherwise affecting any term of any of the Foreign Secured Obligations; or (h) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Dutch Borrower or otherwise operate as a discharge of a guarantor as a matter of law or equity or which would impair or eliminate any right of the Dutch Borrower to subrogation. The Company further agrees that its agreement hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Foreign Secured Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent, any Issuing Bank or any Lender to any balance of any deposit account or credit on the books of the Administrative Agent, any Issuing Bank or any Lender in favor of the Dutch Borrower or any other Person. Except as a result of the payment in full in cash of the Foreign Secured Obligations, the obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of any of the Foreign Secured Obligations, any impossibility in the performance of any of the Foreign Secured Obligations or otherwise. The Company further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Foreign Secured Obligation (including a payment effected through exercise of a right of setoff) is rescinded, or is or must otherwise be restored or returned by the Administrative Agent, any Issuing Bank or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise (including pursuant to any settlement entered into by a holder of Foreign Secured Obligations in its discretion). In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent, any Issuing Bank or any Lender may have at law or in equity against the Dutch Borrower by virtue hereof, upon the failure of the Dutch Borrower to pay any Foreign Secured Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Administrative Agent, any Issuing Bank or any Lender, forthwith pay, or cause to be paid, to the Administrative Agent, any Issuing Bank or any Lender in cash an amount equal to the unpaid principal amount of such Foreign Secured Obligations then due, together with accrued and unpaid interest thereon. The Company further agrees that if payment in respect of any Foreign Secured Obligation shall be due in a currency other than Dollars and/or at a place of payment other than New York or any other Eurocurrency Payment Office and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Foreign Secured Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of the Administrative Agent, any Issuing Bank or any Lender, disadvantageous to the Administrative Agent, any Issuing Bank or any Lender in any material respect, then, at the election of the Administrative Agent, the Company shall make payment of such Foreign Secured Obligation in Dollars (based upon the applicable Equivalent Amount in effect on the date of payment) and/or in New York, Chicago or such other Eurocurrency Payment Office as is designated by the Administrative Agent and, as a separate and independent obligation, shall indemnify the Administrative Agent, any Issuing Bank and any Lender against any losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment. Upon payment by the Company of any sums as provided above, all rights of the Company against the Dutch Borrower arising as a result thereof by way of right of subrogation or otherwise shall in all 138 150769931_9 respects be subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all the Foreign Secured Obligations to the Administrative Agent, the Issuing Banks and the Lenders. Nothing shall discharge or satisfy the liability of the Company under this Article except the full performance and payment in cash of the Foreign Secured Obligations. [Signature Pages Follow]

John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. JOHN BEAN TECHNOLOGIES CORPORATION, as the Company By: /s/ Gregory A. Packard Name: Gregory A. Packard Title: Vice President & Treasurer JOHN BEAN TECHNOLOGIES EUROPE B.V., as the Dutch Borrower By: /s/ Gregory A. Packard Name: Gregory A. Packard Title: Director John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Bank and Lender By: /s/ Kara Treiber Name: Kara Treiber Title: Director John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page BANK OF AMERICA, N.A., as Lender By: /s/ Jonathan M. Phillips Name: Jonathan M. Phillips Title: Senior Vice President John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page JPMORGAN CHASE BANK, N.A., as Issuing Bank, and Lender By: /s/ Jennifer M. Dunneback Name: Jennifer M. Dunneback Title: Executive Director

John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page BMO HARRIS BANK, N.A., as Lender By: /s/ Thomas Hasenauer Name: Thomas Hasenauer Title: Managing Director John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page CITIBANK, N.A., as Issuing Bank and Lender By: /s/ Shawna Elkus Name: Shawna Elkus Title: Director John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page MUFG BANK, LTD., as Lender By: /s/ Eric Hill Name: Eric Hill Title: Authorized Signatory John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Debra Hoffenkamp Name: Debra Hoffenkamp Title: Assistant Vice President

John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page U.S. BANK NATIONAL ASSOCIATION, as Issuing Bank and Lender By: /s/ James N. DeVries Name: James N. DeVries Title: Senior Vice President John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page TRUIST BANK, as Lender By: /s/ Katherine Bass Name: Katherine Bass Title: Director John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Lender By: /s/ Piet Hein Knook Name: Piet Hein Knook Title: Vice President By: /s/ Shane Koonce Name: Shane Koonce Title: Executive Director John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page THE NORTHERN TRUST COMPANY, as Lender By: /s/ Lisa DeCristofaro Name: Lisa DeCristofaro Title: SVP

John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page BARCLAYS BANK PLC, as Lender By: /s/ Craig Malloy Name: Craig Malloy Title: Director John Bean Technologies Corporation Amended and Restated Credit Agreement Signature Page CITY NATIONAL BANK, as Lender By: /s/ Matthew J. Davis Name: Matthew J. Davis Title: Senior Vice President